UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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REVLON, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)
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One New York Plaza
New York, NY 10004
April 20, 2021
Dear Stockholders:
I am pleased to cordially invite you to attend Revlon, Inc.’s 2021 Annual Stockholders’ Meeting (the “Annual Meeting”). In light of public health concerns regarding the COVID-19 pandemic, the 2021 Annual Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, June 3, 2021 in a virtual-only format accessible at www.virtualshareholdermeeting.com/REV2021. The 2021 Annual Meeting will begin promptly at 10:00 a.m. Eastern Time, and we recommend logging in to the virtual meeting website at least 10-15 minutes in advance of the start time. You will not be able to attend the virtual Annual Meeting in person.
The matters to be acted upon at the meeting are described in the accompanying Notice of Annual Stockholders’ Meeting and Proxy Statement, which also includes important information that you will need in order to access the virtual meeting.
Our Board of Directors has fixed the close of business of April 8, 2021 as the record date for the Annual Meeting. Only stockholders of record on April 8, 2021 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying Proxy Statement.
While stockholders may exercise their right to vote their shares at the 2021 Annual Meeting, we recognize that many stockholders may not be able to attend the virtual meeting. Accordingly, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how stockholders can access the proxy materials over the Internet and vote electronically.
The Internet Notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including the 2021 Proxy Statement, the 2020 Annual Report and a form of proxy card. Our proxy materials are being furnished to Revlon, Inc. stockholders on or about April 20, 2021.
Whether or not you plan to attend the 2021 Annual Meeting, we encourage you to vote your shares, regardless of the number of shares you hold, by utilizing the voting options available to you as described in the Internet Notice and our 2021 Proxy Statement. This will not restrict your right to attend the 2021 Annual Meeting and vote your shares at the meeting.
Thank you.
Sincerely yours,

President & Chief Executive Officer

NOTICE OF ANNUAL STOCKHOLDERS’ MEETING
You are invited to attend the 2021 Annual Stockholders’ Meeting of Revlon, Inc. (the “Company”) to be held at 10:00 a.m., Eastern Time, on Thursday, June 3, 2021 in a virtual-only format accessible at http://www.virtualshareholdermeeting.com/REV2021. You will need to enter your Control Number(s) listed on your Internet Notice or proxy card in order to be admitted to the 2021 Annual Meeting, and you will be able to vote or ask questions by following the instructions available on the meeting website during the 2021 Annual Meeting.
Items of Business:
1.	Election of all 9 director nominees to the Company’s Board of Directors for the coming year;
2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021;
3.	Approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan; and
4.	Transaction of other business properly brought before the 2021 Annual Meeting or any adjournment.
Record Date:
Only stockholders of record of Revlon Common Stock at 5:00 p.m., Eastern Time, on April 8, 2021 are entitled to notice of, and to attend and vote at, the 2021 Annual Meeting and at any adjournments of such meeting.

YOUR VOTE IS IMPORTANT TO US.

PLEASE EXERCISE YOUR RIGHT TO VOTE

For at least 10 days prior to the 2021 Annual Meeting, a list of stockholders entitled to vote at the 2021 Annual Meeting will be available for inspection during normal business hours at the offices of the Company’s Secretary at One New York Plaza, 50th Floor, New York, NY 10004, or if we determine that a physical in-person inspection is not practicable, such stockholders list may be made available electronically. Such list also will be available at the 2021 Annual Meeting at http://www.virtualshareholdermeeting.com/REV2021.
The approximate date on which these proxy materials are first being made available to all stockholders of record entitled to vote at the 2021 Annual Meeting is April 20, 2021.

Important Notice Regarding the Internet Availability of Proxy Materials:
Our Proxy Statement, the Notice of Annual Stockholders’ Meeting and our 2020 Annual Report are available at www.proxyvote.com (where stockholders may also vote their shares over the Internet) and at www.revloninc.com.
Please promptly submit your proxy by Internet, telephone or mail by following the instructions found on your Internet Notice or proxy card. Your proxy can be withdrawn by you at any time before it is voted at the 2021 Annual Meeting.
Thank you.
By Order of the Board of Directors

Deputy General Counsel and Corporate Secretary
April 20, 2021
TO ENABLE YOU TO VOTE YOUR SHARES IN ACCORDANCE WITH YOUR WISHES, PLEASE PROMPTLY SUBMIT YOUR VOTE BY INTERNET, TELEPHONE OR MAIL BY FOLLOWING THE INSTRUCTIONS FOUND ON YOUR INTERNET NOTICE, VOTING INSTRUCTION FORM OR PROXY CARD.

2021 AUDIT COMMITTEE PRE-APPROVAL POLICY	ANNEX A
SECOND AMENDMENT TO THE COMPANY’S FOURTH AMENDED AND RESTATED STOCK PLAN	ANNEX B
THE COMPANY’S FOURTH AMENDED AND RESTATED STOCK PLAN, AS AMENDED SEPTEMBER 5, 2019	ANNEX C

PROXY STATEMENT SUMMARY
This summary highlights information contained in this Proxy Statement. For more information, you should carefully read and consider the entire Proxy Statement, as well as the Company’s 2020 Annual Report, before voting on the matters presented in this Proxy Statement.

2021 Annual Stockholders’ Meeting

Time & Date:	10:00 a.m., Eastern Time, on June 3, 2021
Webcast:	The meeting will be held in a virtual-only format accessible at http://www.virtualshareholdermeeting.com/REV2021
Record Date:	April 8, 2021
Voting:	Each share of Revlon Common Stock is entitled to one vote
Admission:
Stockholders of record on the Record Date will need to enter their Control Number(s) listed on their Internet Notice or proxy card in order to be admitted to the 2021 Annual Meeting; see the “Questions and Answers About the Annual Meeting and Voting” section of this 2021 Proxy Statement for more information

Meeting Agenda:	1.	Election of Directors
	2.	Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2021
	3.	Approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan
	4.	Transact such other business that may properly be brought before the meeting
Voting Matters

Item		Board Vote Recommendation

1.	Election of Directors	FOR each Director nominee
2.	Ratification of the Audit Committee’s selection of KPMG LLP as the Company’s independent registered public accounting firm for 2021	FOR
3.	Approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan	FOR
S-i

Board Nominees
The following table provides summary information about each Director nominee. Each Director is elected annually by a plurality of the votes cast by the Company’s stockholders.

Name	Revlon Director Since	Independent

Ronald O. Perelman (Chairman)	1992
E. Scott Beattie	2016
Alan Bernikow	2003	✔
Kristin Dolan	2017	✔
Cristiana Falcone	2014	✔
Ceci Kurzman	2013	✔
Victor Nichols	2019	✔
Debra Perelman	2015
Barry F. Schwartz	2007	✔
S-ii

PROXY STATEMENT
ANNUAL STOCKHOLDERS’ MEETING
TO BE HELD ON JUNE 3, 2021
This Proxy Statement is furnished on or about April 20, 2021 by the Board of Directors (the “Board of Directors” or the “Board”) of Revlon, Inc. (the “Company” or “Revlon”) in connection with the solicitation of proxies to be voted at the Company’s 2021 Annual Stockholders’ Meeting (the “2021 Annual Meeting”).
Solicitation and Voting of Proxies; Revocation
All proxies properly submitted to the Company will be voted on all matters presented at the 2021 Annual Meeting in accordance with the instructions given by the person executing or electronically submitting the proxy. In the absence of instructions, such proxies will be voted:
(1)	FOR the election to the Board of Directors of each of the director nominees identified in this Proxy Statement;
(2)	FOR the ratification of the Audit Committee’s selection of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for 2021; and
(3)	FOR the approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan.
The Company has no knowledge of any other matters to be brought before the meeting. The deadline for receipt by the Company of stockholder proposals for inclusion in the proxy materials for presentation at the 2021 Annual Meeting was December 23, 2020. The Company did not receive any stockholder proposals required to be included in these proxy materials.
Pursuant to the Company’s By-laws, in order for stockholders to properly bring any business before the 2021 Annual Meeting that is not otherwise set forth in this proxy statement, notice of such business must have been received by the Company between March 6, 2021 and April 5, 2021 and not subsequently withdrawn. Such notices must have included, among other things: (i) information regarding the proposed business to be brought before the meeting; (ii) the identity of the stockholder proposing the business; and (iii) the class of the Company’s shares which are owned beneficially or of record by such stockholder. The Company did not receive notification of any such matters. As a general matter, if any matters are properly presented before the 2021 Annual Meeting for action, in the absence of other instructions, it is intended that the persons named by the Company and acting as proxies will vote in accordance with their discretion on such matters.
The submission of a signed or validly submitted electronic proxy will not affect a stockholder’s right to change such vote, attend and/or vote virtually at the 2021 Annual Meeting. Stockholders who execute a proxy or validly submit an electronic vote may revoke it at any time before it is voted at the 2021 Annual Meeting. Such revocations may be made by (i) filing a written revocation or written notice of change, as the case may be, with the Company’s Secretary at One New York Plaza, 50th Floor, New York, NY 10004, Attention: Grace Fu and via email at grace.fu@revlon.com, which must be received before the original proxy is voted at the 2020 Annual Meeting; (ii) executing and delivering a proxy bearing a later date to the Company’s Secretary, which must be received before the original proxy is voted at the 2021 Annual Meeting; or (iii) attending the 2021 Annual Meeting and voting virtually.
To revoke a proxy previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using either of those procedures, or submit a properly completed original proxy reflecting your changed vote. In such case, the later submitted vote will be recorded and the earlier vote revoked.
Record Date
Only holders of record of shares of the Company’s Class A common stock, par value $0.01 per share (“Revlon Common Stock”), at 5:00 p.m., Eastern Time, on April 8, 2021 (the “Record Date”) will be entitled to notice of and to vote at the 2021 Annual Meeting or any adjournments. Stockholders will be entitled to vote the number of shares of Revlon Common Stock held by them on the Record Date.
On the Record Date, there were issued and outstanding 53,486,372 shares of Revlon Common Stock, each of which is entitled to one vote. Such shares represent all of the Company’s issued and outstanding shares of voting capital stock as of such date.

As of the Record Date, MacAndrews & Forbes Incorporated (together with certain of its affiliates (other than the Company and its subsidiaries), “MacAndrews & Forbes” or “M&F”)) beneficially owned 46,223,321 shares of Revlon Common Stock, representing approximately 86.42% of the voting power of such stock. MacAndrews & Forbes is beneficially owned by Ronald O. Perelman. Mr. Perelman is Chairman of the Board of Directors of Revlon and of Revlon Consumer Products Corporation, the Company’s wholly-owned operating subsidiary (“Products Corporation”).
Quorum and Voting Rights
The presence at the meeting or by duly submitted proxy of the holders of a majority of the total number of votes of Revlon Common Stock entitled to vote at the 2021 Annual Meeting is necessary to constitute a quorum to transact business at the meeting.
Abstentions will be included in the calculation of the number of shares present at the 2021 Annual Meeting for the purposes of determining a quorum.
Under applicable NYSE rules, “broker non-votes” will also be included in the calculation of the number of shares present at the 2021 Annual Meeting for the purposes of determining a quorum, as there is at least one “routine” matter for consideration at the 2021 Annual Meeting. “Broker non-votes” are shares held by a broker, trustee or nominee that are not voted because the broker, trustee or nominee does not have discretionary voting power on a particular proposal and did not receive voting instructions from the beneficial owner of the shares. Proposal No. 2 (Ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021) constitutes a “routine” matter under applicable NYSE rules. Accordingly, “broker non-votes” will be included in the calculation of the number of shares present at the 2021 Annual Meeting for the purposes of determining a quorum.
Brokers will not be allowed to vote shares as to which they have not received voting instructions from the beneficial owner with respect to Proposal No. 1 (Election of Directors) and Proposal No. 3 (Stock Plan Amendment), as each of such proposals is considered a “non-routine” matter under applicable NYSE rules.
For shares as to which brokers have not received voting instructions from the beneficial owner, brokers will be able to vote on Proposal No. 2 (Ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021), as it is considered a “routine” matter under applicable NYSE rules for which brokers have discretionary voting power.
MacAndrews & Forbes has informed the Company that it will duly submit proxies:
(1)	FOR the election to the Board of Directors of each of the director nominees identified in this Proxy Statement;
(2)	FOR the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021; and
(3)	FOR the approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan.
Accordingly, upon MacAndrews & Forbes’ vote, there will be a quorum for the 2021 Annual Meeting. MacAndrews & Forbes’ vote will also be sufficient, without the concurring vote of any of the Company’s other stockholders, to approve and adopt Proposals Nos. 1, 2 and 3.
If shares of Revlon Common Stock are held as of the Record Date for the account of participants under the Revlon Employees’ Savings, Investment and Profit Sharing Plan (the “401(k) Plan”), the 401(k) Plan trustee will vote those shares pursuant to the instructions given by the 401(k) Plan participants on their respective voting instruction forms. If the 401(k) Plan trustee does not otherwise receive voting instructions for shares held on account of a 401(k) Plan participant, the 401(k) Plan trustee, in accordance with the 401(k) Plan trust agreement, will vote any such unvoted shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received by the trustee. 401(k) Plan participants must cast their votes in accordance with the instructions provided in the proxy materials so that they are received by the 401(k) Plan trustee by 11:59 p.m., Eastern Time, on May 28, 2021 to allow the 401(k) Plan trustee time to receive such voting instructions and vote on behalf of 401(k) Plan participants. Voting instructions received from 401(k) Plan participants after this deadline, under any method, will not be considered timely and will be voted by the 401(k) Plan trustee at the 2021 Annual Meeting in the manner described above.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The directors nominated for election by the Board of Directors will be elected at the 2021 Annual Meeting to serve until the Company’s next annual stockholders’ meeting.
Vote Required and Board of Directors’ Recommendation (Proposal No. 1)
The election to the Board of Directors of each of the director nominees identified in this Proxy Statement requires the affirmative vote of a plurality of the votes cast by the holders of Revlon Common Stock present or represented by proxy at the 2021 Annual Meeting and entitled to vote. You may choose to have your vote WITHHELD with respect to one or more of the nominees. If you withhold your vote with respect to any nominee, your vote will have no effect on the election of such nominee. With respect to Proposal No. 1, unless such proxies are revoked, all proxies properly submitted to the Company will be voted in accordance with the instructions given by the person submitting such proxy. In the absence of such instructions, such proxies will be voted FOR the election of each director nominee in this Proxy Statement. Brokers do not have the ability to vote on Proposal No. 1 (Election of Directors) absent instructions from the beneficial owner of the shares, as this is a “non-routine” proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IDENTIFIED BELOW TO THE BOARD OF DIRECTORS.
Nominees for Election as Directors
Below are the name, age (as of December 31, 2020) and biographical information of each of the director nominees and a summary of the respective nominees’ skills and qualifications to serve on the Company’s Board of Directors.

Ronald O. Perelman
Age: 77
Skills and Qualifications:
• Extensive business and financial experience (including
 managing diverse businesses within the MacAndrews
 & Forbes group of companies)
• Public company board experience
• Knowledge of the Company and long-standing service
 as a Company Director
• Position as the Company’s controlling beneficial
 stockholder
Committees: • None
Director Since: 1992	Public Company Directorships Held During the Past 5 Years: • Revlon, Inc. (1992 – present) • Revlon Consumer Products Corporation (1992 – present) • Scientific Games Corporation (2003 – September 2020)

Mr. Perelman has been Chairman of the Board of Directors of the Company and of Products Corporation since June 1998 and a Director of the Company and of Products Corporation since their respective formations in 1992. Mr. Perelman has been Chairman of the Board and Chief Executive Officer of MacAndrews & Forbes, a company that acquires and manages a diversified portfolio of private and public companies, and certain of its affiliates since 1980. Mr. Perelman also served as Chairman of the Board of Scientific Games Corporation (“Scientific Games”) from November 2013 to September 2020.

E. Scott Beattie
Age: 62
Skills and Qualifications:
• Senior executive experience
• Public company board experience
• Familiarity with Elizabeth Arden and
 long-standing service as the former CEO
 of Elizabeth Arden
• Knowledge of the Company and on-going
 service as a Company Director
Committees: • None
Director Since: 2016	Public Company Directorships Held During the Past 5 Years: • Revlon, Inc. (2016 – present) • Elizabeth Arden, Inc. (1995 – 2016)

Mr. Beattie has been a Director of the Company since November 2016 and currently serves as a non-executive Vice Chairman of the Company’s Board. Mr. Beattie also serves as a non-employee senior advisor to the Company’s Chief Executive Officer. Previously, Mr. Beattie served as Chairman of Elizabeth Arden’s Board from April 2000 until its acquisition by the Company in September 2016 and as a member of its Board from January 1995 until September 2016. From March 1998 until September 2016, he also served as Elizabeth Arden’s President and Chief Executive Officer. Mr. Beattie previously served in other positions with Elizabeth Arden, including as its Chief Operating Officer and Vice Chairman of its Board. He also serves on the Boards of Directors of Rexair, LLC and Boosted.ai and has served as a Board advisor for Crisp since 2019. Since May 2020, Mr. Beattie has served as Chairman of the Board of NexJ Systems, a company listed and traded on the Toronto Stock Exchange, and serves as a member of its Audit Committee and Governance Committee.

Alan Bernikow
Age: 80
Skills and Qualifications:
• Senior executive and business experience
• Extensive accounting experience and
 financial expertise, including 26 years
 of service at Deloitte & Touche LLP
 and its predecessors
• Public company board and audit
 committee experience
• Knowledge of the Company and long-
 standing service as a Company Director
Committees: • Audit (Chairman) • Compensation (Chairman)
Director Since: 2003
Public Company Directorships Held During the Past 5 Years:
• Revlon, Inc. (2003 – present)
• Revlon Consumer Products Corporation
 (2003 – present)
• Mack-Cali Realty Corporation (2004 –
 June 2020)
• UBS Funds (2005 – present)
• FCB Financial Holdings, Inc. (2010 –
 January 2019)
• Destination XL Group, Inc. (2003 – 2017)

Mr. Bernikow has been a Director of the Company and of Products Corporation since September 2003 and serves as Chairman of the Company’s Audit Committee and as Chairman of the Company’s Compensation Committee. From 1998 until his retirement in May 2003, Mr. Bernikow served as the Deputy Chief Executive Officer of Deloitte & Touche LLP (“D&T”). Prior to that, Mr. Bernikow held various senior executive positions at D&T and its predecessor, Touche Ross, which he joined in 1977. Prior to that, Mr. Bernikow was the National Administrative Partner in Charge for the accounting firm, J.K. Lasser & Company, which he joined in 1966. From 2004 until June 2020, Mr. Bernikow served as a member of the Board and as Chairman of the Audit Committee of Mack-Cali Realty Corporation (“Mack-Cali”), a publicly-traded company which is required to file reports pursuant to the Exchange Act, and since 2014 served as its Lead Independent Director. Mr. Bernikow is also a director or trustee and serves as Chairman of the audit committees of certain funds (the “UBS Funds”) for which UBS Global Asset Management (US) Inc., a wholly-owned subsidiary of UBS AG, or one of its affiliates serves as investment advisor, sub-advisor or manager. From 2003 until March 2017, Mr. Bernikow served as a member of the Board and as a member of the Nominating and Corporate Governance Committee of Destination XL Group, Inc. Mr. Bernikow also served as the Chairman of the Audit Committee, and as a member of the Nominating and Governance Committee, the Compensation Committee and the Asset/Liability Committee of FCB Financial Holdings, Inc. from 2010 until its merger into Synovus Financial Corporation in January 2019.

Kristin Dolan
Age: 54	Skills and Qualifications: • Extensive business and senior executive experience • Public company board experience • Knowledge of the Company and on-going service as a Company Director	Committees: • Audit
Director Since: 2017
Public Company Directorships Held During the Past 5 Years:
• Madison Square Garden Entertainment
 Corp. (April 2020-present)
• Revlon, Inc. (2017 – present)
• MSG Networks, Inc. (2010 – 2015; and
 April 2018 – present)
• AMC Networks Inc. (2011 – present)
• Madison Square Garden Sports Corp.
 (formerly known as The Madison Square
 Garden Company) (2015 – present)
• The Wendy’s Company (2017 – present)
• Cablevision Systems Corporation (2010 –
 2016)

Ms. Dolan has served as a Director of the Company since May 2017 and has served as a member of the Company’s Audit Committee since July 2020. She also has served since November 2016 as Founder and Chief Executive Officer of 605, LLC, as well as Founder and Managing Partner of Dolan Family Ventures. Prior to that, Ms. Dolan held several executive roles at Cablevision Systems Corporation, including as Chief Operating Officer from 2014 until its sale in 2016; President of Optimum Services from 2013 until 2014; Senior Executive Vice President of Product Management and Marketing from 2011 until 2013; and Senior Vice President from 2003 until 2011. Ms. Dolan has served as a member of the Board of Madison Square Garden Entertainment Corp. since April 2020, Madison Square Garden Sports Corp. (formerly known as The Madison Square Garden Company) since 2015; AMC Networks Inc. since 2011; The Wendy’s Company since July 2017; and MSG Networks, Inc. from 2010 to 2015, and recommencing in April 2018. From 2010 until its sale in 2016, Ms. Dolan served as a member of the Board of Cablevision Systems Corporation. Ms. Dolan previously served on the Foundation Board for SUNY Albany and the National Board for Women in Cable & Telecommunications.

Cristiana Falcone
Age: 47	Skills and Qualifications: • Senior executive and marketing experience • Public company board experience • Knowledge of the Company and long-standing service as a Company Director	Committees: • None
Director Since: 2014		Public Company Directorships Held During the Past 5 Years: • Revlon, Inc. (2014 – present) • Viacom, Inc. (2013 – 2019)

Ms. Falcone has served as a Director of the Company since March 2014. Since January 2020, Ms. Falcone has served as a strategic adviser and philanthropist investor to a range of companies. From 2018 to 2019 she served as Principal Adviser, Media Affairs at the World Economic Forum (“WEF”), having previously served as Senior Adviser to the Chairman at the WEF, a position she has held since 2009 and since 2015 as CEO of the JMCMRJ Sorrell Foundation. Since 2013 and until Viacom, Inc. merged with CBS Corporation in December 2019 to form ViacomCBS, Inc., Ms. Falcone served as a member of the Board of Viacom and served as a member of its Governance and Nominating Committee from 2016 until such merger. Ms. Falcone formerly served as Principal Consultant for the Office of Outreach and Partnership for the Inter-American Development Bank from 2011 to 2015. Prior to joining the WEF in 2004, Ms. Falcone held positions at the International Labor Organization from 2002 to 2004 and Shell London Ltd. from 2001 to 2002. Ms. Falcone serves on the Board of Internews and of Global Fashion Agenda, the board of advisors for the Friedman School of Nutrition Science and Policy at Tufts University and as a member of the Board of Trustees at the Paley Center for Media.

Ceci Kurzman
Age: 50
Skills and Qualifications:
• Senior executive experience in talent representation
 and talent-related brand-to-brand business
 development strategies
• Marketing experience
• Knowledge of the Company and long-standing service
 as a Company Director
Committees: • Audit • Compensation
Director Since: 2013	Public Company Directorships Held During the Past 5 Years: • Warner Music Group (October 2020- present) • Revlon, Inc. (2013 – present) • Revlon Consumer Products Corporation (2019 – present)

Ms. Kurzman has been a Company Director since February 2013 and a Director of Products Corporation since June 2019, and serves as a member of the Company’s Audit Committee and Compensation Committee. Ms. Kurzman serves as President of Nexus Management Group, Inc. (“Nexus”), a talent representation, consulting and private investing group focused on 360-degree marketing and asset-building strategies, which she founded in 2004. Prior to founding Nexus, Ms. Kurzman joined Epic/Sony Music in 1997 as Vice President of Worldwide Marketing and held positions of increasing responsibility there until 2004. From 1992 to 1997, Ms. Kurzman held positions of increasing responsibility at Arista Records, including serving as Director of Artist Development. Since October 2020, Ms. Kurzman has served on the Board of Warner Music Group and has served as a member of its Nominating and Corporate Governance Committee. Ms. Kurzman also serves as a member of the Board of Choate Rosemary Hall, the Barefoot Foundation, Migreat Ltd., Tortoise Media Ltd., and Man Group plc., a company listed and traded on the London Stock Exchange. Ms. Kurzman has also served as a member of the Board of Medecins du Monde, Cirque du Soleil Entertainment Group of Spring Studios, the Desmond Tutu Peace Foundation and the Women’s Forum of New York.

Victor Nichols
Age: 64	Skills and Qualifications: • Extensive business and senior executive experience • Public company board experience • Knowledge of the Company and on-going service as a Company Director	Committees: • Audit
Director Since: 2019
Public Company Directorships Held During the Past 5 Years:
• Revlon, Inc. (2019 – present)
• Bank of Hawaii Corporation (2014 –
 present)
• Zovio Inc. (formerly known as
 Bridgepoint Education, Inc.) (2014 –
 present)

Mr. Nichols has been a Director of the Company since June 2019 and has been a member of the Company’s Audit Committee since July 2020. Mr. Nichols is currently an investor and strategic advisor. Since 2014, Mr. Nichols has served on the Board of Bank of Hawaii Corporation and Zovio Inc. (formerly known as Bridgepoint Education, Inc.). Mr. Nichols served as an independent advisor to Vericast (formerly known as Harland Clarke Holdings Corp.) (“Vericast”) from June 2019 to March 2020. Vericast is a portfolio of companies optimizing customer relationships through a broad variety of omnichannel solutions and is a wholly-owned subsidiary of MacAndrews & Forbes. Mr. Nichols served as a member of the Board of Vericast from January 2017 to June 2019, served as its Chief Executive Officer from January 2017 until December 2018 and served as its Chairman from January 2019 to June 2019. Mr. Nichols served as Chief Executive Officer of Valassis Communications, Inc., a wholly-owned subsidiary of Vericast, from April 2015 through December 2016. He served as Chief Executive Officer for North America at Experian plc from January 2010 through March 2014, as well as Managing Director for the U.K. and EMEA at Experian plc from February 2008 until January 2010. Prior to that, Mr. Nichols served as Chief Information Officer for Wells Fargo & Company, as Chief Executive Officer of Vicor, Inc., as President of Safeguard Business Systems Inc., as well as having served in various senior leadership positions at Bank of America Corporation. Mr. Nichols also served as Chairman of the Board of Crystal Cove Conservancy from 2014 to 2017.

Debra Perelman
Age: 47	Skills and Qualifications: • Senior executive and business experience • Public company board experience • Knowledge of the Company, both as an executive and as a Company Director	Committees: • None
Director Since: 2015		Public Company Directorships Held During the Past 5 Years: • Revlon, Inc. (2015 – present) • Revlon Consumer Products Corporation (May 2018 – present) • Scientific Games Corporation (2014 – 2015)

Ms. Perelman has served as the Company’s President and Chief Executive Officer since May 2018, as a Director of the Company since June 2015 and as a Director of Products Corporation since May 2018. Ms. Perelman served as a member of the Company’s Compensation Committee until January 2018. Ms. Perelman served as the Company’s Chief Operating Officer from January 2018 until May 2018. She also served as the Company’s Executive Vice President, Strategy, Digital Content and New Business Development from December 2017 until January 2018 under a secondment arrangement with MacAndrews & Forbes. From 2014 until December 2017, Ms. Perelman also served as Executive Vice President, Strategy and New Business Development of MacAndrews & Forbes, a diversified holding company. Ms. Perelman joined MacAndrews & Forbes in 2004 as Vice President. Prior to joining MacAndrews & Forbes, Ms. Perelman held various positions at the Company in corporate finance and brand marketing. Ms. Perelman also serves as a founding member and Vice Chairman of the Child Mind Institute, a member of the President’s Advisory Council at Princeton University, a member of the Board of Overseers at Columbia Business School and as a trustee of the NYU Langone Medical Center. From 2014 until 2015, Ms. Perelman served as a member of the Board of Scientific Games.

Barry F. Schwartz
Age: 71
Skills and Qualifications:
• Senior executive and business experience
• Extensive legal experience
• Public company board experience
• Knowledge of the Company and long-standing service  as a Company Director
Committees: • None
Director Since: 2007
Public Company Directorships Held During the Past 5 Years:
• Revlon, Inc. (2007 – present)
• Revlon Consumer Products Corporation
 (2004 – present)
• Scientific Games Corporation (2003 –
 September 2020)
• Gaming and Leisure Properties, Inc.
 (2017 – present)

Mr. Schwartz has been a Director of the Company since November 2007 and a Director of Products Corporation since March 2004. Mr. Schwartz has served as Emeritus Vice Chairman of MacAndrews & Forbes since July 2019 and prior to that as Vice Chairman of MacAndrews & Forbes and various affiliates since December 2015. Mr. Schwartz was Executive Vice Chairman of MacAndrews & Forbes and various affiliates from October 2007 to December 2015. Prior to that, Mr. Schwartz was Executive Vice President and General Counsel of MacAndrews & Forbes and various affiliates since 1993 and Senior Vice President of MacAndrews & Forbes and various affiliates from 1989 to 1993. Mr. Schwartz was formerly Vice Chairman and has served as a member of the Board of Trustees of The City University of New York until 2020. He is Trustee Emeritus and former Chairman of the Board of Trustees at Kenyon College and formerly a member of the Georgetown University Law Center Board of Visitors. Mr. Schwartz is a member of the Board of NYU Langone Medical Center and Jazz at Lincoln Center. Mr. Schwartz served as a member of the Board of Scientific Games from 2003 to September 2020, where he served as a member of the Compliance Committee, Compensation Committee and Executive and Finance Committee until September 2020. Mr. Schwartz has served as a member of the Board of Gaming and Leisure Properties, Inc. since May 2017, where he currently serves as a member of the Audit and Compliance Committee.

CORPORATE GOVERNANCE
Board of Directors and its Committees
Board Size and Committees
The Board currently consists of 9 directors. Following the 2021 Annual Meeting, and assuming all director nominees named in Proposal No. 1 (Election of Directors) are elected, the Board will consist of 9 directors. The Board of Directors currently has 2 standing committees: (i) the Audit Committee; and (ii) the Compensation Committee.
“Controlled Company” Exemption
The Company is a “controlled company” (i.e., one in which more than 50% of the voting power for the election of directors is held by an individual, a group or another company) within the meaning of NYSE rules. Accordingly, the Company is not required to have a majority of independent directors, a nominating and corporate governance committee or a compensation committee (each of which committees, under the NYSE’s rules, would otherwise be required to be comprised entirely of independent directors). The Company currently avails itself of the NYSE’s “controlled-company” exemption from the requirement to have a fully independent compensation committee and the requirement to have a nominating and corporate governance committee, and has from time to time not maintained a majority of independent directors.
The Board has determined that the following director nominees qualify as independent directors under Section 303A.02 of the NYSE Listed Company Manual and under the Revlon, Inc. Board Guidelines for Assessing Director Independence (the “Independence Guidelines”): Alan Bernikow, Kristin Dolan, Cristiana Falcone, Ceci Kurzman, Victor Nichols, and Barry Schwartz, representing a majority of the members of the Board. The Independence Guidelines are available at www.revloninc.com under the heading “Investors - Corporate Governance”. The Board previously determined that Ambassador Nicole Savant and Mr. J. Schwartz were independent directors prior to their respective resignations from the Board in July 2020.
Even though as a “controlled company,” the Company is not required to have a Compensation Committee comprised entirely of independent directors, the Board does maintain the Compensation Committee, which is currently comprised of Mr. Bernikow (Chairman) and Ms. Kurzman. The Board has determined that Mr. Bernikow and Ms. Kurzman qualify as independent directors, as “non-employee directors” within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986, as amended.
Smaller Reporting Company
The aggregate market value of the Company’s Common Stock held by non-affiliates, using the NYSE closing price as of June 30, 2020, the last business day of the Company’s most recently completed second fiscal quarter, was approximately $70.3 million. Accordingly, the Company qualifies under the SEC’s revised rules as a “smaller reporting company,” and this 2021 Proxy Statement reflects the scaled disclosure format for a “smaller reporting company.”
Number of Board and Committee Meetings
During 2020, the Board of Directors held 14 meetings and acted 6 times by unanimous written consent; the Audit Committee held 16 meetings and acted 1 time by unanimous written consent; and the Compensation Committee held 6 meetings and acted 1 time by unanimous written consent. No Director attended fewer than 75% of the Board meetings during 2020.
Director Attendance at Annual Stockholders’ Meeting
While the Board has not adopted a formal policy regarding directors’ attendance at the Company’s annual stockholders’ meeting, directors are invited to attend the meeting. One director attended the Company’s 2020 Annual Stockholders’ Meeting.

Board Leadership Structure
The Company believes that its board leadership structure is appropriate given the Company’s status as a “controlled company.” Following the 2021 Annual Meeting, the Board will continue to maintain its Audit Committee and Compensation Committee, each operating under their respective written charters, to assist the Board in its oversight functions. The Audit Committee will continue to be comprised entirely of independent directors as required under SEC rules and NYSE listing standards.
The Company has historically maintained separate positions of Chairman and Chief Executive Officer. The Chairman provides overall leadership to the Board in its oversight function, while the CEO provides leadership in respect of the day-to-day management and operation of the Company’s business. The Company has not established a “lead director” role. Mr. Perelman has held the position of Chairman of the Company’s Board since June 1998. Ms. Perelman has held the positions of President and CEO of the Company since May 2018.
The Board and each of its committees conduct annual self-assessments to review and monitor their respective continued effectiveness. The Board has determined that in light of its status as a “controlled company,” the size, composition and structure (including committee structure) are appropriate for the Board to continue to function effectively and efficiently. The Company believes that its separation of the Chairman and CEO positions and its overall board leadership structure are appropriate.
Director Nominating Processes; Diversity
The Board selects director nominees for each annual stockholders’ meeting and director nominees to fill vacancies on the Board that may occur between annual stockholders’ meetings.
In evaluating director nominees, the Board is guided by, among other things, the principles for Board membership expressed in the Company’s Corporate Governance Guidelines, which are available at www.revloninc.com under the heading “Investors - Corporate Governance.” The Board also considers the quality of the candidate’s experience, the Company’s needs and the range of talent and experience represented on the Board.
In its assessment, the Board considers the nominee’s reputation, judgment, accomplishments in present and prior positions, independence, knowledge and experience that may be relevant to the Company, and other factors including, education, diversity, race, gender and other individual qualities and attributes that are expected to contribute to the Board having an appropriate mix of viewpoints. The Board identifies potential nominees from various sources, such as referrals from officers, directors, stockholders and executive search firms.
Stockholder Process for Submitting Director Nominees
The Board will consider director candidates recommended by stockholders. The process followed to evaluate candidates submitted by stockholders is the same as the process followed for evaluating other director nominees. The Board may also take into consideration the number of shares held by the recommending stockholder, the length of time that such shares have been held and the number of candidates submitted by each stockholder or group of stockholders over the course of time. Stockholders desiring to submit director candidates must submit their recommendation (i) by mail (certified mail - return receipt requested) to the Company’s Secretary, at Revlon, Inc., One New York Plaza, 50th Floor, New York, NY 10004, attention: Grace Fu and by email at grace.fu@revlon.com or (ii) via email at grace.fu@revlon.com.
Recommendations for director candidates are accepted throughout the year by the Board. In order for a recommended director candidate to be considered for nomination to stand for election at an upcoming annual stockholders’ meeting, the recommendation must be received by the Company not less than 120 days prior to the anniversary date of the Company’s most recent annual proxy statement. For director recommendations to be considered in connection with the Company’s 2021 Annual Meeting, this submission date was December 23, 2020. No such recommendations were received from stockholders in connection with the 2021 Annual Meeting. To have a candidate considered for nomination (subject to requests for further information as may be determined by the Board), a stockholder must initially provide the following information:
•
the stockholder’s name and address, evidence of such stockholder’s ownership of Revlon Common Stock, including the number of shares owned and the length of time of continuous ownership, and a statement as to the number and names of director candidates such stockholder has previously submitted to the Company during the period that such stockholder has owned such shares;

•	the name of the candidate;
•	the candidate’s resume or a listing of his or her qualifications to be a director of the Company;

•	any other information regarding the candidate that would be required to be disclosed in a proxy statement filed with the SEC if the candidate were nominated for election to the Board; and
•	the candidate’s signed, written consent to be named as a director, if selected and nominated by the Board.
Stockholder-Director Communications
Any stockholder or other interested party desiring to communicate with the Board or individual directors should communicate by: (i) emailing Grace Fu, Deputy General Counsel and Corporate Secretary, at grace.fu@revlon.com; or (ii) sending mail to Revlon, Inc., One New York Plaza, 50th Floor, New York, NY 10004, attention: Grace Fu and via email to grace.fu@revlon.com. Communications that consist of stockholder proposals must instead follow the procedures set forth under “Submission of Stockholder Proposals” in this Proxy Statement, below, and, in the case of recommendations of director candidates, “Stockholder Process for Submitting Director Nominees,” in this Proxy Statement, above.
Non-Management Executive Sessions
The Company’s Corporate Governance Guidelines provide that the Board will regularly meet in executive session without any member of the Company’s management being present and that the Company’s independent directors will also meet in at least one non-management executive session per year attended only by independent directors. A non-management director will preside over each non-management executive session of the Board, and an independent director will preside over each independent director executive session of the Board, although the same director is not required to preside at all such non-management or independent director executive sessions. The presiding director at such non-management and independent director executive sessions of the Board is determined in accordance with the applicable provisions of the Company’s By-laws, such that the Chairman of the Board of Directors or, in his absence (as is the case with independent executive sessions), a director chosen by a majority of the directors present will preside at such meetings. During 2020, the Board of Directors met in two executive sessions attended by only independent directors (all of whom constituted non-management directors).
AUDIT COMMITTEE
Composition of the Audit Committee
The Audit Committee is comprised of Alan Bernikow (Chairman), Kristin Dolan, Ceci Kurzman and Victor Nichols, each of whom the Board has determined satisfies the NYSE’s and the SEC’s audit committee independence and financial experience requirements. Each of Mr. Bernikow (Chairman) and Ms. Kurzman served as members of the Audit Committee during all of 2020. Mr. J. Schwartz resigned from the Audit Committee effective July 14, 2020, and each of Mr. Nichols and Ms. Dolan was appointed as a member of the Audit Committee effective July 16, 2020.
The Board has determined that Mr. Bernikow qualifies as an “audit committee financial expert” under applicable SEC rules and the NYSE listing standards. Mr. Bernikow currently serves as Chairman of the Audit Committees of the Company and the UBS Funds, and previously served as Chairman of the Audit Committee of Mack Cali from 2004 to June 2020. As the audit committees of the UBS Funds effectively function as a single audit committee for NYSE listing standards purposes, Mr. Bernikow therefore currently serves on what can be considered to be a total of 2 audit committees of public companies (namely, the Company and the UBS Funds). However, if it were to be determined that the audit committees of the UBS Funds do not effectively function as a single audit committee, and that Mr. Bernikow therefore serves on what would be considered to be more than 2 public company audit committees, the Board has determined that such service on these audit committees does not impair his ability to effectively serve on the Company’s Audit Committee, specifically because: (i) Mr. Bernikow is retired and, accordingly, has a more flexible schedule and more time to commit to service as an audit committee and board member, including on a full-time basis, if necessary; (ii) Mr. Bernikow has significant professional accounting experience and expertise, which renders him highly qualified to effectively and efficiently serve on multiple audit committees; (iii) the audit committees of the UBS Funds effectively function as a single, consolidated audit committee; (iv) the issues considered at the UBS Funds audit committee meetings generally apply universally to the entire group of funds; and (v) Mr. Bernikow has served as a member of the Company’s Audit Committee since 2003 and his service on other audit committees has not impaired his ability to effectively serve on the Company’s Audit Committee during this period.
Audit Committee Charter
The Audit Committee operates under a comprehensive written charter, which is available at www.revloninc.com under the heading “Investors - Corporate Governance - Committee Composition and Charters”.

Audit Committee Responsibilities
The Audit Committee is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities with respect to, among other things:
•	the integrity of the Company’s financial statements and disclosures;
•	the Company’s compliance with legal and regulatory requirements;
•	the appointment, compensation, retention and oversight of the Company’s independent auditors;
•	enterprise risk assessment and the Company’s risk management guidelines, processes and policies, including reviewing cybersecurity risk mitigation policies and initiatives;
•	the performance of the Company’s internal audit functions; and
•	the Revlon, Inc. Related Party Transaction Policy.
The Audit Committee is also responsible for preparing the annual Audit Committee Report, which is required under SEC rules to be included in this Proxy Statement (see “Audit Committee Report,” below). The Audit Committee has an Audit Committee Pre-Approval Policy for pre-approving all permissible audit and non-audit services performed by the Company’s independent auditor. See “Annex A – REVLON, INC. 2021 AUDIT COMMITTEE PRE-APPROVAL POLICY.”
Audit Committee Complaint Procedures
The Audit Committee has established procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. These complaint procedures are described in the Audit Committee’s charter.
Audit Committee Report
Management represented to the Audit Committee that the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2020 were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed such audited consolidated financial statements with management and KPMG LLP (“KPMG”), the Company’s independent registered public accounting firm.
The Audit Committee discussed with KPMG those matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), including information concerning the scope and results of the audit and information relating to KPMG’s judgments about the quality, and not just the acceptability, of the Company’s accounting principles. These communications and discussions are intended to assist the Audit Committee in overseeing the Company’s financial reporting.
The Audit Committee has received the written disclosures and the letter from KPMG, as required by applicable requirements of the PCAOB, regarding KPMG’s communications with the Audit Committee concerning KPMG’s independence, and the Audit Committee has discussed with KPMG that firm’s independence.
The Audit Committee also reviewed, among other things, the amount of fees paid to KPMG for audit and permissible non-audit services (see “Audit Fees” in this Proxy Statement, below). The Audit Committee has satisfied itself that KPMG’s provision of audit and non-audit services to the Company is compatible with KPMG’s independence.
Based on the Audit Committee’s review of and discussions regarding the Company’s audited consolidated financial statements and the Company’s internal control over financial reporting with management, the Company’s internal auditors and KPMG and the other reviews and discussions with KPMG referred to in the preceding paragraph, subject to the limitations on the Audit Committee’s roles and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for filing with the SEC.
Respectfully submitted,
Audit Committee
 Alan Bernikow, Chairman
 Kristin Dolan,
 Ceci Kurzman,
 Victor Nichols

COMPENSATION COMMITTEE
Composition of the Compensation Committee
The Compensation Committee is currently comprised of Mr. Bernikow (Chairman), Ms. Kurzman and a vacancy to be filled by the Board. Each of Mr. Bernikow and Ms. Kurzman served as a member of the Compensation Committee during all of 2020.
Compensation Committee Charter
The Compensation Committee operates under a comprehensive written charter available at www.revloninc.com under the heading “Investors - Corporate Governance - Committee Composition and Charters.”
Compensation Committee Responsibilities
The Compensation Committee is responsible for:
•
reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s CEO and other Named Executive Officers (“NEOs”), evaluating the CEO’s and the other NEOs’ performance in light of those goals and objectives, and determining, either as a committee or together with the Board of Directors, the CEO’s and other NEOs’ compensation level based on such evaluations;

•	reviewing and approving compensation and incentive arrangements for certain key employees of the Company;
•
reviewing and approving awards pursuant to the Fourth Amended and Restated Revlon, Inc. Stock Plan (as amended, the “Stock Plan”) and the Revlon Amended and Restated Executive Incentive Compensation Plan (the “Incentive Compensation Plan”) and overseeing the administration of such plans;

•	planning for the succession of the Company’s CEO and key senior officers; and
•	considering the existence of any potential conflicts of interest with its independent outside compensation consultant, Compensation Advisory Partners LLC (“CAP”).
Role of the Compensation Committee
As part of its process for determining the amount and form of executive officer compensation, the Compensation Committee relies on proposals and information provided by management, as well as market data, analysis and guidance provided by CAP. These inputs better enable the Compensation Committee to make informed compensation decisions. The major responsibilities of the Compensation Committee include reviewing and approving:
•	Compensation for the NEOs;
•	The structure of the annual bonus programs and long-term incentive plans (“LTIPs”) under the Incentive Compensation Plan and the Stock Plan, respectively;
•	Performance-based objectives for the NEOs and other participants in annual bonus programs and LTIPs;
•	Certifying management’s assessment of the achievement of performance targets; and
•	Grants of equity-based awards under the Stock Plan.
The Compensation Committee, based upon management’s recommendation and with input from CAP:
•	Reviews and approves corporate performance objectives relevant to the compensation of the Company’s CEO and the other NEOs;
•	Evaluates the Company’s performance against its corporate performance objectives and the CEO’s and the other NEOs’ performance; and
•	Reviews and approves the CEO’s and the other NEOs’ total compensation based on that evaluation process.
As there has never been a restatement of the Company’s financial results, the Company has not implemented any formal policy in respect of adjustment or recovery of amounts paid under its compensation plans.

Role of Independent Compensation Consultant
As part of its regular process, the Compensation Committee confers with management and with CAP. During 2020, CAP provided input and advice on, among other things:
•	The proxy peer group and approach used to benchmark total target compensation for the NEOs;
•	The structure and components of the Company’s incentive compensation programs; and
•	Review and approval of the employment agreement and separation agreement of Sergio Pedreiro, the Company’s former Chief Operating Officer.
The Compensation Committee Chairman reviews CAP’s engagement annually and CAP reports directly to the Compensation Committee. During 2020, CAP’s services were limited to compensation advice to the Compensation Committee (or to the Company’s Human Resources Department in respect of compensation matters). CAP did not perform any other services for the Company.
In annually reviewing conflicts of interest, the Compensation Committee has determined that CAP and CAP’s compensation advisor have not had any conflicts of interest, considering, among other things: (i) CAP’s provision of other services to the Company; (ii) the amount of fees received by CAP from the Company, as a percentage of CAP’s total revenue; (iii) CAP’s policies and procedures designed to prevent conflicts of interest; (iv) any business or personal relationship: (1) between CAP’s compensation advisor and any member of the Company’s Compensation Committee; and (2) between CAP or CAP’s compensation advisor and any of the Company’s executive officers; and (v) any Company stock owned by CAP’s compensation advisor. The Compensation Committee’s Chairman also reviews and approves all invoices from CAP prior to payment.
Compensation Committee’s Delegation of Authority
Pursuant to the terms of the Incentive Compensation Plan, the Compensation Committee may delegate to an administrator (who must be an employee or officer of the Company) the power and authority to administer the Incentive Compensation Plan for the Company’s employees, other than its CEO and certain other officers who constitute “covered employees” as defined in Treasury Regulation §1.162-27(c)(2) (as in effect on the date the Incentive Compensation Plan was adopted). Section 157(c) of the Delaware General Corporation Law provides that the Company’s Board of Directors (or the Compensation Committee acting on behalf of the Board) may delegate authority to any officer of the Company to designate grantees of equity awards under the Stock Plan other than themselves and to determine the number of such equity awards to be issued. During 2020, the Compensation Committee delegated the authority to the Company’s CEO to issue up to $1 million of equity-based LTIP awards under the Stock Plan to newly-hired or promoted employees, not including Company officers.
2020 “Say-on-Pay” Vote Results
Approximately 94.5% of stockholders approved the Company’s most recent “say-on-pay” proposal at the Company’s 2020 annual stockholders’ meeting. At the Company’s 2017 annual stockholders’ meeting, approximately 85.86% of stockholders approved holding the “say-on-pay” advisory, non-binding vote once every 3 years. Therefore, a “say-on-pay” proposal will be next held at the Company’s 2023 Annual Meeting. While these “say-on-pay” votes are held on an advisory, non-binding basis (in accordance with SEC regulations), the Compensation Committee believes that the 94.5% approval of the prior “say-on-pay” proposals represent an endorsement that the Company’s compensation programs, processes and practices are appropriate for the Company.

DIRECTOR COMPENSATION
The following Director Compensation table shows all compensation the Company’s Directors paid in respect of their service on the Board for 2020:
Name (a)	Fees Earned or Paid in Cash (b)	All Other Compensation (c)	Total
Ronald O. Perelman	—	—	—
Nicole Avant	$59,000	—	$59,000
E. Scott Beattie	$67,479	$72,916	$140,396
Alan Bernikow	$96,625	$15,625	$112,250
Kristin Dolan	$74,625	—	$74,625
Cristiana Falcone	$51,363*	—	$51,363
Mitra Hormozi	$47,626	$145,833	$193,459
Ceci Kurzman	$84,750	$15,625	$100,375
Victor Nichols	$79,521	—	$79,512
Debra Perelman	—	—	—
Paul Savas	—	—	—
Barry F. Schwartz	$73,375	$15,625	$89,000
Jonathan Schwartz	$65,500	$12,500	$78,000
*	Net of withholding taxes
(a)
As previously disclosed in Current Reports on Form 8-K filed with the SEC, Mr. Savas resigned from the Company’s Board effective June 23, 2020, and Mses. Avant and Hormozi and Mr. J. Schwartz resigned from the Company’s Board effective July 14, 2020. Mr. Perelman and Ms. Perelman did not receive any compensation for their service as Directors during 2020. For Ms. Perelman, see the “Summary Compensation Table” regarding compensation earned by Ms. Perelman in her role as the Company’s President & CEO during 2020.

(b)
At the beginning of 2020, the Company’s Board compensation program was comprised of the following components: (i) an annual Board retainer of $115,000; (ii) Board and Committee meeting fees of $1,500 per meeting; (iii) an additional annual retainer of $10,000 for each Committee chairman; and (iv) an additional annual Audit Committee membership retainer of $10,000. On March 30, 2020, at the Compensation Committee’s recommendation and as part of our response to the COVID-19 pandemic, the Company’s Board approved a temporary 50% reduction in the Board compensation program as well as a full elimination of per meeting fees. Accordingly, during such period the Board compensation program consisted of the following components: (i) annual Board retainer of $57,500 (reduced from $115,000); (ii) a full elimination of the Board and Committee meeting fees (reduced from $1,500 per meeting); (iii) annual retainer of $5,000 for each Committee chairman (reduced from $10,000); and (iv) annual Audit Committee membership retainer of $5,000 (reduced from $10,000). The CEO was given the authority to reinstate the Board compensation program in effect immediately prior to the COVID-19 pandemic at any time she deemed appropriate, in her sole discretion, exercised reasonably. On November 3, 2020, at the Compensation Committee’s recommendation, the CEO reinstated the following components of the Board compensation program to that which was in effect prior to March 30, 2020: (i) an annual Board retainer of $115,000; (ii) an additional annual retainer of $10,000 for each Committee chairman; and (iii) an additional annual Audit Committee membership retainer of $10,000. The Board and Committee meeting fees were not reinstated.

(c)
For Mr. Beattie, the amount shown under the “All Other Compensation” column reflects fees received by Mr. Beattie in respect of 2020 for advisory services to the Company, pursuant to the terms of the Consulting Agreement, dated November 3, 2016, between the Company and Mr. Beattie (the “Beattie Original Consulting Agreement”). As previously disclosed in the Company’s 2017 Proxy Statement on Schedule 14A filed with the SEC on April 21, 2017, pursuant to the Beattie Original Consulting Agreement, Mr. Beattie agreed to provide advisory services to the Company’s CEO through November 3, 2019 for a fee of $500,000 per year and for which he received $3 million of RSUs representing the right to receive 93,458 shares of Revlon Common Stock which vested in 3 equal installments in November 2017, 2018 and 2019. The value of these equity-based awards is not reflected in the table above. As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 12, 2020 (the “2019 Form 10-K”), the Company and Mr. Beattie entered into an Amended and Restated Consulting Agreement (the “Beattie 2020 Consulting Agreement”), pursuant to which Mr. Beattie agreed to serve as Senior Advisor to the Company’s CEO for an additional year following the date of the Beattie 2020 Consulting Agreement, subject to automatic 1-year renewals, unless either party elects not to renew, and subject to certain standard termination rights. Pursuant to the Beattie 2020 Consulting Agreement, during the term of the agreement, the Company agreed to pay Mr. Beattie a fee of $250,000 per year (the “Beattie Advisory Services Pay”), supplemental to the Board’s compensation program for non-employee directors. On March 30, 2020, in connection with the organizational measures taken by the Company in response to the COVID-19 pandemic, the Company and Mr. Beattie agreed in writing (the “Beattie 2020 Letter Amendment”) that, effective April 1, 2020, he will suspend providing advisory services to the Company, and the Beattie Advisory Services Pay will also be suspended. As previously disclosed in the Company’s 2020 Form 10-K, on January 1, 2021, the Company reinstated Mr. Beattie’s advisory services and payment of his consulting fees and extended the term of his 2020 Consulting Agreement to March 31, 2021. On March 10, 2021, the Company and Mr. Beattie entered into an Amendment to the Beattie 2020 Consulting Agreement, effective April 1, 2021, pursuant to which he will continue to provide advisory services to the Company until April 1, 2022 (the “Term”). As compensation for Mr. Beattie’s advisory services during the Term, the Company shall grant him RSUs equivalent in value to the fee set forth in the Beattie 2020 Consulting Agreement, which shall vest in accordance with the terms of the Amendment to the Beattie 2020 Consulting Agreement.
For Ms. Hormozi, the amount shown under the “All Other Compensation” column reflects fees received by Ms. Hormozi in respect of 2020 for advisory services to the Company, pursuant to the terms of the Consulting Agreement, dated November 7, 2019, between the Company and Ms. Hormozi (the “Hormozi Consulting Agreement”). As previously disclosed in the Company’s Form 10-Q for the quarterly period ended September 30, 2019, pursuant to the Hormozi Consulting Agreement, Ms. Hormozi agreed to assist in transitioning oversight of the Company’s worldwide legal affairs to her successor for a fee of $250,000 per year (the “Hormozi Advisory Services Pay”) and she remained eligible to be paid her 2019 annual bonus award and vest in certain of her outstanding LTIP awards, in each case on a pro-rated basis and subject to the Company’s achievement of its applicable performance objectives (supplemental to the Board’s compensation program for non-employee directors). The term of the Hormozi Consulting Agreement was for approximately one year, subject to earlier termination by either party on at least 30 days’ notice, among other standard termination rights. On March 30, 2020, in connection with the organizational measures taken by the Company in response to the COVID-19 pandemic, the Company and Ms. Hormozi agreed in writing (the “Hormozi 2020 Letter Amendment”) that, effective April 1, 2020, she would suspend providing advisory services to the Company, and the Hormozi Advisory Services Pay would also be suspended. Ms. Hormozi resigned from the Company’s Board effective July 14, 2020, and in connection with her resignation, the Company and Ms. Hormozi terminated the Hormozi Consulting Agreement.
During 2020, Products Corporation’s non-employee directors (i.e., those Directors who were not receiving compensation as officers or employees of the Company or any of its affiliates) were paid an annual retainer fee of $25,000 and were entitled to a $1,500 per meeting fee. For Messrs. Bernikow, Barry Schwartz and Jonathan Schwartz (until his resignation effective July 14, 2020), as well as Ms. Kurzman, the amounts shown under the “All Other Compensation” column reflect fees received in respect of 2020 as members of Products Corporation’s Board. On March 30, 2020, at the Compensation Committee’s recommendation, Products Corporation’s Board approved a 50% reduction in Products Corporation’s Board compensation program and a full elimination of per meeting fees, which reductions are intended to remain in place during the span of the COVID-19 pandemic. Accordingly, during such period, Products Corporation’s Board compensation program would consist of the following components: (i) annual retainer fee of $12,500 (reduced from $25,000); and (ii) a full elimination of the Board meeting fees (which were previously $1,500 per meeting). The CEO was given the authority to reinstate Products Corporation’s Board compensation program in effect immediately prior to the COVID-19 pandemic at any time she deemed appropriate, in her sole discretion, exercised reasonably. On November 3, 2020, at the Compensation Committee’s recommendation, the CEO reinstated Products Corporation’s annual retainer fee for its Board to that which was in effect prior to March 30, 2020. The meeting fees were not restored. Mr. Perelman, as well as Ms. Perelman, also served as Directors of Products Corporation during 2020, but received no fees for such services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of March 31, 2021 (except as otherwise noted), the number of shares of each class of the Company’s voting capital stock beneficially owned, and the percent so owned (based on 53,486,372 shares outstanding as of March 31, 2021), by: (i) each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities; (ii) each current Director of the Company and each director nominee; (iii) our named executive officers; and (iv) as a group, all current Directors and named executive officers. The number of shares owned are those beneficially owned, as determined under the SEC’s applicable rules, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial or economic ownership includes any shares of voting capital stock as to which a person has sole or shared voting power or investment power and any shares of voting capital stock which the person has the right to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (Revlon Common Stock)	Percentage of Class (Revlon Common Stock)
Ronald O. Perelman(1) c/o MacAndrews & Forbes Incorporated, 35 E. 62nd St., New York, NY 10065	46,223,321	86.42%
E. Scott Beattie c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	50,248	*
Alan Bernikow c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	13,250	*
Kristin Dolan c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	—	—
Victoria Dolan(2) c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	62,500	*
Cristiana Falcone c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	—	—
Ceci Kurzman c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	—	—
Victor Nichols c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	—	—
Sergio Pedreiro(3) c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	—	—
Debra Perelman(4) c/o Revlon, One New York Plaza, 50th Floor, New York, NY 10004	114,564	*
Barry F. Schwartz c/o MacAndrews & Forbes Incorporated, 35 E. 62nd St., New York, NY 10065	—	—
All Current Directors and Executive Officers, as a Group (11 Persons)	46,463,883	86.87%
*	Less than one percent.
(1)
Mr. Perelman, through MacAndrews & Forbes, beneficially owned 46,223,321 shares of Revlon Common Stock, representing approximately 86.42% of the Company’s issued and outstanding voting capital stock as of March 31, 2021. MacAndrews & Forbes has advised the Company that it has pledged shares of Revlon Common Stock to secure certain obligations of MacAndrews & Forbes. Additional shares of the Company and shares of common stock of intermediate holding companies between the Company and MacAndrews & Forbes may from time-to-time be pledged to secure obligations of MacAndrews & Forbes. A default under any of these obligations that are secured by the pledged shares could cause a foreclosure with respect to such shares of Revlon Common Stock, Products Corporation’s common stock or stock of intermediate holding companies between the Company and MacAndrews & Forbes. A foreclosure upon any such shares of common stock or dispositions of shares of Revlon Common Stock, Products Corporation’s common stock or stock of intermediate holding companies between the Company and MacAndrews & Forbes that are beneficially owned by MacAndrews & Forbes could, in a sufficient amount, constitute a “change of control” under (i) the Term Credit Agreement, dated as of September 7, 2016, by and among Products Corporation, as borrower, Revlon, certain lenders party thereto and Citibank, N.A. as administrative agent and collateral agent (as may be amended, supplemented or otherwise modified from time to time, the “2016 Credit Agreement”), (ii) the Asset-Based Revolving Credit Agreement, dated as of September 7, 2016, by and among Products Corporation, as borrower, Revlon, certain local borrowing subsidiaries from time to time party thereto, certain lenders and issuing lenders party thereto and Citibank, N.A., as administrative agent, collateral agent, issuing lender and swingline lender (as may be amended, supplemented or otherwise modified from time to time, the “Amended 2016 Revolving Credit Facility” and together with the 2016 Credit Agreement, the “2016 Credit Agreements”), (iii) the Asset-Based Term Loan Credit Agreement, dated as of March 2, 2021, by and among Revlon Finance LLC, a wholly-owned subsidiary of Products Corporation, as borrower, certain foreign subsidiaries of Products Corporation party thereto as guarantors, the lenders party thereto and Blue Torch Finance LLC, as administrative and collateral agent (as may be amended, supplemented or otherwise modified from time to time, the “2021 Foreign Asset-Based Term Agreement”), (iv) the 2020 BrandCo Credit Agreement, dated as of May 7, 2020, by and among Products Corporation, Revlon and Jefferies Finance LLC, as administrative and collateral agent (as may be amended, supplemented or otherwise modified from time to time, the “2020 BrandCo Credit Agreement”) and (v) Products Corporation’s 6.25% Senior Notes due 2024 (the “6.25% Senior Notes”) issued pursuant to that certain indenture, dated as of August 4, 2016, by and among Products Corporation, as issuer, the guarantor parties thereto and U.S. Bank N.A., as trustee (as may be amended, supplemented or otherwise modified from time to time, the “6.25% Senior Notes Indenture”). A change of control constitutes an event of default under the 2016 Credit Agreements, the 2021 Foreign Asset-Based Term Facility and the 2020 BrandCo Credit Agreement that would permit Products Corporation’s and its subsidiaries’ lenders to accelerate amounts outstanding under such facilities. In addition, holders of the 6.25% Senior Notes may require Products Corporation to repurchase their respective notes under those circumstances in accordance with the 6.25% Senior Notes Indenture.
(2)	For a description of restricted shares of Revlon Common Stock and RSUs held by Ms. Victoria Dolan, see the “Summary Compensation Table” under “Stock Awards” column.
(3)	For a description of RSUs held by Mr. Pedreiro, see the “Summary Compensation Table” under “Stock Awards” column.
(4)	For a description of RSUs held by Ms. Perelman, see the “Summary Compensation Table” under “Stock Awards” column.

EXECUTIVE OFFICERS
The following are the Company’s executive officers as of the date of this Proxy Statement:
Name	Current Position
Debra Perelman	President & Chief Executive Officer

Victoria Dolan	Chief Financial Officer
The following sets forth the age (as of December 31, 2020) and biographical information for the Company’s current executive officers, other than Ms. Perelman whose biographical information is included above with the Company’s Directors nominees:
Victoria Dolan (61) has served as the Company’s Chief Financial Officer since March 2018. Prior to joining the Company, Ms. Dolan most recently served as Chief Transformation Officer for The Colgate-Palmolive Company (“Colgate-Palmolive”) since October 2017. Prior to that role, Ms. Dolan served as Colgate-Palmolive’s Chief Transformation Officer and Corporate Controller from July 2016 to October 2017; Vice President, Corporate Controller and Principal Accounting Officer from February 2011 to July 2016; and Vice President, Finance and Strategic Planning, European and South Pacific Division, from November 2008 to January 2011. Prior to joining Colgate-Palmolive, Ms. Dolan held finance positions at Marriott International, Inc. from 2000 to 2008; The Coca-Cola Company from 1991 to 2000; and ARCO and ARCO Chemical Company from 1985 to 1991. Since January 2020, Ms. Dolan has served as a Board Advisor of Ocean Spray Cranberries Inc., which is a NASDAQ-listed company. Ms. Dolan received her B.A. in economics from the University of California Los Angeles (“UCLA”) and M.B.A. in accounting and finance from the UCLA Anderson School of Management. Ms. Dolan is a member of the Board of Trustees of both the TCS Education System and The Chicago School of Professional Psychology and of both of their respective Finance and Audit Committees.
2020 NEOs
The Company’s NEOs for 2020 (the “2020 NEOs”) were:
Name	Position(s) during 2020
Debra Perelman	President & Chief Executive Officer

Victoria Dolan	Chief Financial Officer

Sergio Pedreiro	Former Chief Operating Officer

RISK MANAGEMENT
Risk Oversight
The Company’s senior management is responsible for identifying and managing potential risk to the Company’s business and the Board’s Audit Committee is responsible for reviewing and discussing that process with management. In accordance with applicable NYSE rules, the Audit Committee maintains an Audit Committee charter that addresses the duties and responsibilities of the Audit Committee, including the requirement that such committee discuss the Company’s guidelines, policies and processes with respect to enterprise risk assessment and risk management. As part of the Company’s enterprise risk management process, senior management identifies internal and external risk factors and takes appropriate action to monitor and mitigate those risks. Specifically, the Company’s Internal Audit and Compliance Departments lead the Company’s comprehensive enterprise risk assessment process, with input and collaboration from senior leaders across the Company, to identify and characterize potential risks based on the possible impact to the Company’s business, as well as the likelihood of occurrence. The Company management continues to identify and implement appropriate mechanisms that are designed to mitigate existing and emerging risks identified through this process. The Company’s Internal Audit Department considers the outcomes of the enterprise risk assessment in the formulation of its annual internal audit plan, which it reviews with the Audit Committee. The Audit Committee periodically reviews and discusses the Company’s enterprise risk assessment and risk management guidelines, policies and processes with the Company’s Internal Audit and Compliance Departments. The Audit Committee’s oversight includes reviewing cybersecurity risk mitigation policies and initiatives. Further, the Board reviews the Company’s business plan and receives regular business and financial updates, including progress against the Company’s business plan, at Board meetings, enabling the Board to understand and remain updated regarding the business risks faced by the Company and the Company’s management of those risks.

EXECUTIVE COMPENSATION
The following table sets forth the compensation the Company paid to its 2020 NEOs for services during the last 2 years:
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(b)	Stock Awards $(c)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(d)	Total ($)

Debra Perelman President & CEO	2020	936,779	693,309	4,750,000	—	—	84,184	6,464,272
	2019	1,133,654	—	4,750,000	—	—	123,065	6,006,719

Victoria Dolan CFO	2020	547,200	288,417	500,000	—	—	39,489	1,375,106
	2019	624,646	—	612,333	224,667	—	70,415	1,532,061

Sergio Pedreiro Former COO	2020	611,846	1,600,000	366,667	—	—	869,883	3,448,396
(a)	The amounts set forth under the “Salary” column reflect salary adjustments during the year as described below under “Employment Agreements.”
(b)
The amounts set forth under the “Bonus” column reflect bonuses paid to the NEOs as part of the Company’s Annual Bonus Programs for 2020, and also include discretionary bonuses, sign-on bonuses and guaranteed minimum bonuses provided for in an executive’s employment agreement.

Ms. Perelman had a 2020 target bonus of $1,125,000 (i.e., 100% of her annualized base salary of $1,125,000). This bonus was originally contingent on three metrics: Adjusted EBITDA (weighted 40%), Free Cash Flow (weighted 40%) and Net Sales (weighted 20%) as well as an upward or downward adjustment for individual performance. The Committee approved targets for these metrics in March 2020.
In August 2020, the financial target for Adjusted EBITDA originally established for the 2020 Annual Bonus Program was reduced by 25% to address the negative impacts of COVID-19 on the Company’s business operations. In addition, the weighting on Adjusted EBITDA was increased to 80% from 40% and the Free Cash Flow financial target was eliminated to respond to the volatility caused by the pandemic. The weighting on the Net Sales metric was unchanged, but the financial target for Net Sales was also reduced. In addition to modifying the original financial targets, the Committee reduced funding for the bonus pool to 75% of the original target bonus pool, corresponding to the reduction in the original Adjusted EBITDA financial target. In addition, the range of performance was widened, with minimum achievement for the Adjusted EBITDA financial target redefined as 92% of target (rather than 96% of target) and minimum achievement for the Net Sales target redefined as 96% of target (rather than 98% of target). The maximum achievement for the Adjusted EBITDA financial target was redefined as 108% of target (rather than 104% of target) and the maximum achievement for the Net Sales financial target was redefined as 104% of target (rather than 102% of target.
The actual payout was subject to adjustment based on the Company’s achievement of its Adjusted EBITDA and Net Sales targets and Ms. Perelman’s individual achievement. For Ms. Perelman, the amount shown in column (b) for 2020 reflects the Company’s 75% funding level, the Company’s achievement at a 74.7% level and an individual achievement of 110%.
For Ms. Dolan, who had a 2020 target bonus of $468,000 (i.e., 75% of her annualized base salary of $624,000), and after the revision to a 75% funding level described above, the amount shown in column (b) for 2020 reflects the Company’s achievement at a 74.7% level and an individual achievement of 110%.
For Mr. Pedreiro, includes his sign-on bonus and guaranteed bonus for 2020. Please see discussion below under “Employment Agreements.”

(c)
Amounts set forth under the “Stock Awards” column reflect the aggregate grant date fair value of restricted stock awards and restricted stock units granted during the applicable year, as determined in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 12, “Stock Compensation Plan” to the Company's Audited Consolidated Financial Statements in the Company’s 2020 Form 10-K.

For Ms. Perelman, the amount set forth under the “Stock Awards” column for 2020 reflects her 2020 LTIP target award under the Stock Plan in the form of 317,513 RSUs based on the NYSE closing price of $14.96 per share of Revlon Common Stock on March 11, 2020 (being the date that the Compensation Committee initially approved the design of the 2020 LTIP). This 2020 LTIP award consists of: (1) 158,756 time-based RSUs that are scheduled to vest ratably over a 3-year service period each March 15th beginning in 2021, subject to her remaining employed on each such vesting dates; and (2) 158,757 performance-based RSUs that are scheduled to cliff-vest in March 2023 at the completion of the 3-year performance period (i.e., 2020, 2021 and 2022), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods. These 158,757 target performance-based RSUs may be earned between 0% and 130% of such amount depending on actual performance. At the maximum level, the grant date fair value would have been $3,087,506.
For 2019, the amount set forth under the “Stock Awards” column for Ms. Perelman reflects her 2019 LTIP target award under the Stock Plan in the form of 210,643 RSUs based on the NYSE closing price of $22.55 per share of Revlon Common Stock on May 8, 2019 (being the date that the Compensation Committee initially approved the design of the 2019 LTIP). This 2019 LTIP award consists of: (1) 105,321 time-based RSUs that are scheduled to vest ratably over a 3-year service period each March 15th beginning in 2020; and (2) 105,322 performance-based RSUs that are scheduled to cliff-vest in March 2022 at the completion of the 3-year performance period (i.e., 2019, 2020 and 2021), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods.
For Ms. Dolan, the amount set forth under the “Stock Awards” column for 2020 reflects her 2020 LTIP target award under the Stock Plan in the form of 33,422 RSUs based on the NYSE closing price of $14.96 per share of Revlon Common Stock on March 11, 2020. This 2020 LTIP award consists of: (1) 16,711 time-based RSUs that are scheduled to vest over a 3-year service period each March 15th beginning in 2021, subject to her remaining employed on each such vesting dates; and (2) 16,711 performance-based RSUs that are scheduled to cliff-vest in March 2023 at the completion of the 3-year performance period (i.e., 2020, 2021 and 2022), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods. At the maximum level, the grant date fair value would have been $324,996.
For 2019, the amount set forth under the “Stock Awards” column for Ms. Dolan reflects the sum of: (i) her 2019 LTIP target award under the Stock Plan in the form of 22,172 RSUs, based on the NYSE closing price of $22.55 per share of Revlon Common Stock on May 8, 2019 and consisting of: (1) 11,086 time-based RSUs that are scheduled to vest ratably over a 3-year service period each March 15th beginning in 2020, subject to her remaining employed on each such vesting dates; and (2) 11,086 performance-based RSUs that are scheduled to cliff-vest in March 2022 at the completion of the 3-year performance period (i.e., 2019, 2020 and 2021), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods; and (ii) the stock-based portion of her award under the Company’s 2019 Transaction Incentive Program (the “2019 TIP”) put in place in September 2019 by the Compensation Committee of the Company’s Board of Directors, which award was granted in the form of 6,832 time-based RSUs that vest ratably over a 2-year service period each December 31st beginning in 2020, with the amount in this column based on the NYSE closing price of $16.44 per share of Revlon Common Stock on the grant date of September 5, 2019.
The Committee established financial targets in March 2020 applicable to the first 1-year performance period of the 2020 LTIP and the second 1-year performance period of the 2019 LTIP, as well as the third 1-year performance period of the 2018 LTIP described below in “Outstanding Equity Awards at Fiscal Year-End.” The financial targets included targets for Adjusted EBITDA (weighted 50%) and Free Cash Flow (weighted 50%). In August 2020, the Committee modified the financial targets to respond to the negative impact of COVID-19 on the Company’s business operations. The Free Cash Flow metric was eliminated, thereby increasing the weighting on the Adjusted EBITDA target to 100%. In addition, the range of performance was widened with minimum achievement redefined as 92% of target (rather than 96% of target) and the maximum achievement was redefined as 108% of target (rather than 104% of target).

For Mr. Pedreiro, reflects his 2020 LTIP target award in the form of 24,509 time-based RSUs that are scheduled to vest March 15, 2021. Please see the terms of his separation agreement described below under “Employment Agreement.”
(d)	For 2019 and 2020, the amounts shown under “All Other Compensation” column consist of:
Name	Year	Car Allowance ($)	Tax Preparation and Financial Counseling Services ($)	Profit Sharing and Matching Contributions[1] ($)	Supplemental Medical Coverage ($)	Other Perquisites ($)	Separation Benefits[2] ($)	Total All Other Compensation ($)
Debra Perelman	2020	—	10,000	8,550	65,634	—	—	84,184
	2019	—	10,000	50,925	62,140	—	—	123,065
Victoria Dolan	2020	24,000	10,000	5,040	449	—	—	39,489
	2019	24,000	10,000	35,982	433	—	—	70,415
Sergio Pedreiro	2020	21,046	8,769	4,731	15,337	—	820,000	869,883
Notes:
[1]
The amounts shown under “Profit Sharing and Matching Contributions” column are under the Amended and Restated Revlon Excess Savings Plan (the “Excess Savings Plan”) and the 401(k) Plan. On March 30, 2020, in connection with the organizational measures taken by the Company in response to the COVID-19 pandemic, Products Corporation’s Board approved an amendment to the 401(k) Plan, that, among other things, gave the Company’s and Products Corporation’s CEO the authority, in her discretion, to suspend and re-institute profit-sharing contributions and matching contributions under the 401(k) Plan. The 401(k) matching contributions were in effect until April 10, 2020 and were suspended for the remainder of 2020. The discretionary profit-sharing program was suspended for all of 2020. The 401(k) matching contributions were reinstated beginning on January 15, 2021 and the discretionary profit-sharing program was reinstated for all of 2021.

[2]	For Mr. Pedreiro, the terms of his separation agreement are described below under “Employment Agreement.”

COMPENSATION BENCHMARKING
As part of its annual compensation benchmarking review, the Compensation Committee reviews proxy data from a peer group of companies to assess the reasonableness of NEO compensation. The proxy peer group for 2020 consisted of the following selected U.S. public companies that manufacture and market personal care and household products with revenues and market capitalization that were generally comparable in size with the Company, as identified by CAP (the “2020 Proxy Peer Group”):

Church & Dwight	Hain Celestial	Post Holdings
Clorox	Helen of Troy	Sensient Technologies
Coty	International Flavors & Fragrances	Tupperware Brands
Edgewell Personal Care	Nu Skin
For purposes of peer group comparison, target total compensation refers to the sum of an executive’s annualized base salary rate from the Company, annual cash bonus (assuming a 100% target payout), LTIP awards (assuming a 100% target payout) and the annualized value of restricted stock scheduled to vest in a given year, measured based on the grant date value.
•	Based on these values, each of Mses. Perelman’s and Dolan’s 2020 target total compensation was below the 50th percentile of the 2020 Proxy Peer Group.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth certain information regarding restricted shares of Revlon Common Stock and RSUs held by the 2020 NEOs under Revlon’s Stock Plan which had not vested and remained outstanding as of December 31, 2020.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)(a)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(c)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(b)
Debra Perelman	—	—	531,028	6,308,613
Victoria Dolan	23,256	276,281	61,829	734,529
Sergio Pedreiro	—	—	24,509	291,167
(a)
For Ms. Dolan, subject to certain terms and conditions, the remaining tranche of her restricted shares vest after December 31, 2020 on March 15, 2021 (of which 23,255 shares vested on March 15, 2019 and 23,256 shares vested on March 15, 2020).

(b)	The market value is based on the $11.88 per share NYSE closing price of Revlon Common Stock on December 31, 2020.
(c)
For Ms. Perelman, the RSUs granted to her under the 2018 LTIP represent the sum of: (1) 73,986 time-based RSUs that are scheduled to vest ratably over a 3-year service period in 3 equal installments on March 15, 2019 (of which 24,662 shares vested on March 15, 2019), March 15, 2020 (of which 24,662 shares vested on March 15, 2020) and March 15, 2021; and (2) 13,317 performance-based RSUs that will vest in March 2021 at the completion of the 3-year performance period (i.e., 2018, 2019 and 2020), based on the Company’s payout of 18% of its performance targets over the 3 separately-measured 1-year performance periods. The RSUs granted to Ms. Perelman under the 2019 LTIP represent the sum of (1) 105,321 time-based RSUs that are scheduled to vest ratably over a 3-year service period in 3 equal installments on March 15, 2020 (of which 35,107 shares vested on March 15, 2020), March 15, 2021 and March 15, 2022; and (2) 105,322 performance-based RSUs that are scheduled to cliff-vest in March 2022 at the completion of the 3-year performance period (i.e., 2019, 2020 and 2021), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods. The RSUs granted to Ms. Perelman under the 2020 LTIP represent the sum of (1) 158,756 time-based RSUs that are scheduled to vest ratably over a 3-year service period in 3 equal installments on March 15, 2021, March 15, 2022 and March 15, 2023; and (2) 158,757 performance-based RSUs that are scheduled to cliff-vest in March 2023 at the completion of the 3-year performance period (i.e., 2020, 2021 and 2022), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods.

For Ms. Dolan, the RSUs granted to her under the 2018 LTIP represent the sum of: (1) 12,690 time-based RSUs that are scheduled to vest ratably over a 3-year service period in 3 equal installments on March 15, 2019 (of which 4,230 shares vested on March 15, 2019), March 15, 2020 (of which 4,230 shares vested on March 15, 2020) and March 15, 2021; and (2) 2,284 performance-based RSUs that will vest in March 2021 at the completion of the 3-year performance period (i.e., 2018, 2019 and 2020), based on the Company’s payout of 18% of its performance targets over the 3 separately-measured 1-year performance periods. The RSUs granted to Ms. Dolan under the 2019 LTIP represent the sum of (1) 11,086 time-based RSUs that are scheduled to vest ratably over a 3-year service period in 3 equal installments on March 15, 2020 (of which 3,695 shares vested on March 15, 2020), March 15, 2021 and March 15, 2022; and (2) 11,086 performance-based RSUs that are scheduled to cliff-vest in March 2022 at the completion of the 3-year performance period (i.e., 2019, 2020 and 2021), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods. Ms. Dolan also received a 2019 TIP award including 6,832 time-based RSUs which is scheduled to vest in equal installments on December 31, 2020 (of which 3,416 shares vested on December 31, 2020) and December 31, 2021, subject to her remaining employed on each such vesting date and subject to accelerated vesting upon an involuntary termination, other than if due to cause; provided that if a change of control occurs or a brand or business segment is sold and (i) the impacted grantee accepts an offer of employment from the buyer, then: (A) if the buyer assumes the TIP RSUs, the grantee will continue to vest in the assumed awards (with the grantee having the continued right to accelerated vesting upon an involuntary termination, other than if due to cause); and (B) if the buyer does not assume the TIP RSUs, the grantee’s TIP RSUs will vest upon closing the change of control; and (ii) the impacted grantee declines an offer of employment from the buyer for substantially comparable total compensation and benefits, the grantee will forfeit their unvested TIP RSUs (collectively, the “Special Vesting Rules”). The RSUs granted to Ms. Dolan under the 2020 LTIP represent the sum of (1) 16,711 time-based RSUs that are scheduled to vest ratably over a 3-year service period in 3 equal installments on March 15, 2021, March 15, 2022 and March 15, 2023; and (2) 16,711 performance-based RSUs that are scheduled to cliff-vest in March 2023 at the completion of the 3-year performance period (i.e., 2020, 2021 and 2022), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods.
For Mr. Pedreiro, the terms of his separation agreement are described below under “Employment Agreement.”.
Other than under the 2018 LTIPs, all performance-based RSUs are reported at target level in this table.

EMPLOYMENT AGREEMENTS AND PAYMENTS UPON TERMINATION
AND CHANGE OF CONTROL
I. Employment Agreements
During fiscal year 2020, the Company maintained employment agreements with all of its 2020 NEOs, summaries of which are set forth below:
Debra Perelman
The Company and Products Corporation entered into an amended and restated employment agreement with Ms. Perelman (the “CEO Employment Agreement”) on November 16, 2018 to reflect her role as the Company’s President and CEO.
The term of the CEO Employment Agreement is at will and provides that Ms. Perelman will receive an annual base salary of not less than $1,125,000, with a target annual bonus opportunity of 100% of her base salary under the Incentive Compensation Plan, with the possibility of exceeding such amount based upon over-achievement of the Company’s performance objectives up to a maximum of 200% of her base salary.
In April 2020, in connection with the organizational measures taken by the Company in response to the COVID-19 pandemic, the Company and Ms. Perelman agreed in writing (the “CEO Letter Amendment”) that, effective on April 11, 2020, Ms. Perelman’s base salary would be reduced by 40% to $675,000, less all applicable withholdings and deductions, as part of our response to the COVID-19 pandemic. The Chairman of the Compensation Committee was given the authority to reinstate Ms. Perelman’s base salary in effect immediately prior to the CEO Letter Amendment at any time he deemed appropriate, in his sole discretion, exercised reasonably. The Chairman of the Compensation Committee partially reinstated Ms. Perelman’s base salary to $843,750 from July 20, 2020 until October 23, 2020, and reinstated Ms. Perelman’s full base salary in effect immediately prior to the CEO Letter Amendment of $1,125,000 effective October 24, 2020. On March 10, 2021, the Board of Directors approved the following compensation for Ms. Perlman’s compensation effective February 27, 2021: a base salary of $1,160,000, an annual cash bonus target of 120% of her annualized base salary, and a 2021 LTIP target of $5,450,000.
Pursuant to the CEO Employment Agreement, Ms. Perelman is eligible to participate in the Company’s LTIP programs. Pursuant to the CEO Employment Agreement, Ms. Perelman received a 2019 and a 2020 LTIP award with a total target value of $4,750,000 for each of 2019 and 2020 and she is also eligible to participate in other benefit and perquisites plans generally made available to the Company’s other senior executives at her level and to continue her participation in the MacAndrews & Forbes basic and executive health insurance plans (for which the Company reimburses MacAndrews & Forbes pursuant to the Reimbursement Agreements (as hereinafter defined)).
Pursuant to the CEO Employment Agreement, (i) if the Company terminates Ms. Perelman’s employment without “cause” or if she resigns for “good reason,” she is eligible to receive: (A) her annual base salary plus prior year bonus, paid in equal installments over a 12-month period; (B) her annual bonus with respect to the year prior to the year of termination (if not already paid as of any such termination date) (the “CEO Prior Year Bonus”); (C) her annual bonus with respect to the year of termination, based on actual performance and pro-rated for the number of days actually worked during such year (the “CEO Pro-Rated Bonus”); (D) accelerated vesting of the any outstanding 2018 and 2019 LTIP awards, subject to achievement of any applicable performance goals, and continued vesting of any other outstanding LTIP awards during the 12-month period following the date of termination or resignation (the “Damage Period”), subject to achievement of any applicable performance goals; and (E) 12 months of medical, vision and dental benefits; and (ii) if the Company terminates Ms. Perelman’s employment without “cause” or if she resigns for “good reason” within a 24-month period following a change of control, she is eligible to receive: (A) a lump-sum payment equal to two times her base salary plus average bonus paid over the prior five years (or over such shorter time period during which she was eligible for a bonus); (B) the CEO Prior Year Bonus; (C) the CEO Pro-Rated Bonus; (D) accelerated vesting of the time-based and performance-based portions of any outstanding LTIP awards; and (E) up to 12 months of medical, vision and dental benefits.

Victoria Dolan
The Company’s Board elected Victoria Dolan as its CFO, effective March 12, 2018.
On March 12, 2018 the Company and Products Corporation entered into an employment agreement with Ms. Dolan (the “CFO Employment Agreement”), which, among other things, provides that she will serve as the Company’s CFO at an annual base salary of not less than $600,000, with a target annual bonus under the Incentive Compensation Plan of 75% of her base salary, with the possibility of exceeding such amount based upon the Company’s and/or her over-achievement of the applicable performance objectives.
For 2020, Ms. Dolan’s base salary was initially set at $624,000. In March 2020, in connection with the organizational measures taken by the Company in response to the COVID-19 pandemic, the Company and Ms. Dolan agreed in writing (the “CFO Letter Amendment”) that, effective on April 11, 2020, Ms. Dolan’s base salary would be reduced by 25% to $468,000, less all applicable withholdings and deductions. Ms. Dolan’s base salary was partially reinstated to $499,200 from September 28, 2020 until October 23, 2020 when Ms. Dolan’s full base salary in effect immediately prior to the CFO Letter Amendment of $624,000 was reinstated. As previously disclosed in the Company’s Form 10-K for the annual period ended December 31, 2020 filed with the SEC on March 11, 2021 (the “2020 Form 10-K”), on March 10, 2021, the Board of Directors approved the following compensation for Ms. Dolan’s compensation effective February 27, 2021: a base salary of $700,000, an annual cash bonus target of 85% of her annualized base salary, and a 2021 LTIP target of $1,500,000.
During her employment with the Company, Ms. Dolan is eligible to participate in the Company’s LTIP programs and in other benefit and perquisite plans generally made available to the Company’s other senior executives at her level.
While the term of the CFO Employment Agreement is indefinite, it may be terminated by the Company pursuant to certain termination provisions. If the Company terminates Ms. Dolan’s employment for any reason other than for “cause,” she would be eligible to receive the greater of: (a) the benefits provided under the Company’s Executive Severance Pay Plan; and (b) payment of base salary and continuation of medical benefits at the active employee rate for 12 months; prior year bonus (if not already paid); annual bonus for the year of termination, based on actual performance results and pro-rated for the number of days actively employed during that year; payment of the 2018 LTIP, subject to pro-rated vesting based on number of months of active employment for both time-based and performance-based portions of the 2018 LTIP, subject to achievement of applicable performance goals and payable in accordance with the terms of the 2018 LTIP program; 12 months of medical, vision and dental benefits; and accelerated vesting of the next unvested tranche of her unvested restricted shares granted in 2018 under the CFO Employment Agreement, if any. In addition, pursuant to the Special Vesting Rules of the 2019 TIP, accelerated vesting of any unvested portion of her 2019 TIP and those 2019 LTIP time-based RSUs that would have vested in the 12 months following the date of termination. The Executive Severance Pay Plan currently provides for base salary continuation for 12 months, plus an additional 2 weeks of base salary for each full year of service with the Company, up to a total of 18 months.
Upon a change of control, the term of the CFO Employment Agreement would be extended for 24 months from the effective date of such change of control and if, within such period, Ms. Dolan terminated her employment for “good reason” or if the Company terminated her employment other than for “cause,” she would receive: (i) 2 times the sum of (a) her base salary and (b) her average gross bonus earned over the previous 5 years (or over such shorter time period during which she was eligible for a bonus); and (ii) 24 months’ continuation of fringe benefits. In the event of a change of control, (i) pursuant to the terms of the awards, all of her unvested time-based LTIP awards would vest and the restrictions applicable to all of her unvested performance-based LTIP awards would lapse, in each case as of immediately prior to the change of control, with any performance-based portion accelerated at target if prior to the end of a performance period; and (ii) pursuant to the CFO Employment Agreement, all of her unvested restricted shares would immediately vest. Her TIP Award would accelerate vest upon a change of control.
Sergio Pedreiro
Sergio Pedreiro was elected as the Company’s Chief Operating Officer, effective January 8, 2020. On January 2, 2020. the Company entered into an employment agreement with Mr. Pedreiro (the “COO Employment Agreement”), which provided for an at-will basis until terminated by either party, subject to the terms and conditions of the COO Employment Agreement. The COO Employment Agreement provided that Mr. Pedreiro would serve as the Company’s Chief Operating Officer at an annual base salary of not less than $820,000, with a target annual bonus opportunity of 100% of his base salary, with the possibility of exceeding such amount based upon the Company’s and/or his over-achievement of the applicable performance objectives. The COO Employment Agreement provided that Mr. Pedreiro’s annual bonus for 2020 would not be less than $820,000 and he would recieve a $780,000 sign-on bonus to be paid 50% on the first payroll date following the effective date of the COO Employment Agreement (which was paid) and 50% on the first payroll date after May 4, 2020, subject to his continued employment on each such payment date; provided, however, if within 24 months of the effective date of the COO Employment Agreement, Mr. Pedreiro’s employment was terminated by the Company for cause or by him other than due to a material breach by the Company, Mr. Pedreiro would be required to repay the full amount of the sign-on bonus paid to him, on a net after-tax basis, by no later than 10 days following any such termination date. Commencing in 2020, Mr. Pedreiro participated in the Company’s LTIP, with his 2020 LTIP having a target value of $2,200,000. Under the COO Employment Agreement, Mr. Pedreiro was eligible to participate in other benefit and perquisites plans generally made available to the Company’s other senior executives at his level.
In March 2020, in connection with the organizational measures taken by the Company in response to the COVID-19 pandemic, the Company and Mr. Pedreiro agreed in writing (the “COO Letter Amendment”) that, effective on April 11, 2020, Mr. Pedreiro’s base salary would be reduced by 25% to $615,000, less all applicable withholdings and deductions. Mr. Pedreiro’s base salary was partially reinstated to $656,000 from September 28, 2020 until October 23, 2020, when Mr. Pedreiro’s full base salary in effect immediately prior to the COO Letter Amendment of $820,000 was reinstated.
As previously disclosed in a Current Report on Form 8-K filed with the SEC on November 18, 2020, the Company and Products Corporation agreed with Mr. Pedreiro that he would leave his position as COO effective November 20, 2020. Under Mr. Pedreiro’s separation agreement with the Company and Products Corporation (the “COO Separation Agreement”), Mr. Pedreiro received (a) as severance, base salary continuation for 12 months, (b) his guaranteed 2020 bonus of $820,000 and (c) 24,509 time-based RSUs that will vest on March 15, 2021. His severance is subject to offset and reduction during the severance period if Mr. Pedreiro earns income from subsequent employment or consulting services. Mr. Pedreiro did not have to repay his $780,000 one-time sign-on bonus following his separation under the terms of the COO Separation Agreement.
II. Payments Upon Termination and Change of Control
Debra Perelman
Under Ms. Perelman’s Employment Agreement, if she was terminated without “cause” or resigned from employment for “good reason” on December 31, 2020, or in the event of any such termination in connection with a “change of control,” as the case may be, the estimated aggregate termination benefits would have been the following:
Termination Without “Cause” or for “Good Reason”	Termination Without “Cause” or for “Good Reason” in connection with a “Change of Control”

Compensation Element	Severance Benefit	Approximate Cost	Severance Benefit	Approximate Cost
Base Salary	12 months	$1,125,000	24 months	$2,250,000
Bonus	Annual bonus earned for the year prior to the year of termination	$693,309	2 times the average amount of the gross bonus amounts earned over up to 5 prior years of service	$657,206
2020 Annual Bonus	Pro-rated, based on actual results (represents target bonus of 110% of earned payout)	$693,309	Pro-rated, based on actual results (represents target bonus of 110% of earned payout)	$693,309
Medical, Vision and Dental Insurance	12 months	$65,634	12 months	$65,634
2018 LTIP	The 2018 LTIP time-based RSUs accelerate to date of termination and the performance-based 2018 LTIP RSUs continue to vest during the performance period, subject to achievement of applicable performance goals	$748,186	Unvested time-based and performance-based RSUs vest in full on an accelerated basis with performance-based RSUs vesting at target	$748,186
2019 LTIP	The 2019 LTIP time-based RSUs accelerate to date of termination and the performance-based 2019 LTIP RSUs continue to vest during the performance period, subject to achievement of applicable performance goals	$3,958,333	Unvested time-based and performance-based RSUs vest in full on an accelerated basis with performance-based RSUs vesting at target	$3,958,333
2020 LTIP	The 2020 LTIP RSUs continue to vest for 12 months following date of termination, subject to achievement of applicable performance goals for performance-based portion	$2,375,000	Unvested time-based and performance-based RSUs vest in full on an accelerated basis with performance-based RSUs vesting at target	$4,750,000
Profit Sharing and Matching Contributions	—	—	24 months	$118,650
Total:		$9,658,771	Total:	$13,241,318

Ms. Dolan
Under Ms. Dolan’s Employment Agreement, if she was terminated without “cause” or resigned from employment for “good reason” on December 31, 2020, or in the event of any such termination in connection with a “change of control,” as the case may be, the estimated aggregate termination benefits would be the following:
Termination Without “Cause” or for “Good Reason”	Termination Without “Cause” or for “Good Reason” in connection with a “Change of Control”

Compensation Element	Severance Benefit	Approximate Cost	Severance Benefit	Approximate Cost
Base Salary	12 months	$624,000	24 months	$1,248,000
Bonus	Based on actual results	$288,417	2 times the average amount of the gross bonus amounts earned over up to 5 prior years of service	$492,278
Life Insurance	12 months	$1,348	24 months	$2,696
Medical, Vision and Dental Insurance	12 months	$449	24 months (Executive waived medical coverage)	$899
2018 LTIP	Pro-rated vesting (of both time-based and performance-based RSUs) based on actual results	$128,326	Unvested time-based RSUs and performance-based RSUs vest in full at target	$128,326
2019 LTIP	Unvested next time-based tranche vests	$83,333	Unvested time-based RSUs and performance-based RSUs vest in full at target	$416,667
2020 LTIP	—	—	Unvested time-based RSUs and performance-based RSUs vest in full at target	$500,000
2019 TIP	Accelerated Vesting	$168,500	Accelerated Vesting	$168,500
Restricted Stock	Unvested next tranche vests (based on $11.88 per share NYSE closing price on December 31, 2020)	$276,281	Unvested next tranche vests (based on $11.88 per share NYSE closing price on December 31, 2020)	$276,281
Profit Sharing and Matching Contributions	—	—	24 months	$70,572
Tax Preparation and Financial Counseling Services	—	—	24 months	$20,000
Car Allowance	—	—	24 months	$48,000
Total:		$1,570,654	Total:	$3,372,219
Mr. Pedreiro
Under the COO Separation Agreement, Mr. Pedreiro received the following termination benefits:
Compensation Element	Severance Benefit	Approximate Cost
Base Salary	12 months	$820,000
Bonus	2020 Guaranteed Bonus	$820,000
Life Insurance	12 months	$1,771
Medical, Vision and Dental Insurance	12 months	$17,337
2020 LTIP	Next Tranche Vesting	$366,667
Profit Sharing and Matching Contributions	—	—
Tax Preparation and Financial Counseling Services	—	—
Car Allowance	—	—
Total:		$2,025,775

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth as of December 31, 2020, with respect to all equity compensation plans of the Company previously approved and not previously approved by its stockholders: (i) the number of securities to be issued upon the exercise of outstanding options, warrants and rights; (ii) the weighted-average exercise price of such outstanding options, warrants and rights; and (iii) the number of securities remaining available for future issuance under such equity compensation plans, excluding securities reflected in column (a).
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Previously Approved by Stockholders: Stock Plan	1,725,078(1)	N/A(2)	1,736,968(3)
Not Previously Approved by Stockholders:	—	—	—
(1)
The amount shown under column (a) reflects the number of outstanding RSUs as of December 31, 2020, of which 1,053,604 were granted under the 2020 LTIP. 50% of the 2020 LTIP awards are time-based RSUs that are scheduled to vest ratably over a 3-year service period, with the balance being performance-based RSUs that are scheduled to cliff-vest in March 2023 at the completion of the 3-year performance period (i.e., 2020, 2021 and 2022), based on the average degree of the Company’s achievement of its performance targets over the 3 separately-measured 1-year performance periods. Under the 2019 TIP, 11,715 additional time-based RSUs were issued in May 2020 that are scheduled to vest ratably over a 2-year service period with 50% vesting on December 31, 2020 and 50% vesting on December 31, 2021.

The amount shown under column (a) does not include 73,857 shares of restricted stock that were outstanding as of December 31, 2020, which were not yet vested as of such date and are subject to risk of forfeiture as of such date.
(2)	The restricted stock units described under column (a) have no exercise price.
(3)	As of December 31, 2020, all of these shares remained available for issuance as awards of any kind permissible under the Stock Plan, including awards of restricted stock and restricted stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
As of December 31, 2020, MacAndrews & Forbes beneficially owned approximately 86.7% of the issued and outstanding shares of Revlon Common Stock. For additional information regarding MacAndrews & Forbes’ subsidiaries and affiliated entities holding such shares of Revlon Common Stock, see their most recent Schedule 13D/A filed with the SEC on December 23, 2020. MacAndrews & Forbes is beneficially owned by Ronald O. Perelman. Mr. Perelman is Chairman of the Company’s and Products Corporation’s Board of Directors. As a result, MacAndrews & Forbes is able to elect the entire Board of Directors of Revlon and Products Corporation and control the vote on all matters submitted to a vote of Revlon’s and Products Corporation’s stockholders.
5.75% Senior Notes Exchange Offer
On November 13, 2020, Products Corporation completed an offer to exchange (the “Exchange Offer”) any and all of the then-outstanding $342.8 million aggregate principal amount of its 5.75% Senior Notes scheduled to mature on February 15, 2021 (the “5.75% Senior Notes”) for (i) $275 in cash plus a $50 early tender/consent fee payable for an aggregate of $325 in cash, or (ii) for certain holders, a combination of (1) $200 in cash (plus a $50 early tender/consent fee, for an aggregate of $250 in cash), plus (2) a mix of (A) $50 million in aggregate principal amount of new 2020 ABL FILO Term Loans (the “ABL FILO Term Loans”) and (B) $75 million in aggregate principal amount of the New BrandCo Second-Lien Term Loans (the “New BrandCo Second-Lien Term Loans” and together with the ABL FILO Term Loans, the “Mixed Consideration”), as described in the Company’s 2020 Form 10-K.
MacAndrews & Forbes tendered approximately $15.5 million of 5.75% Senior Notes into the Exchange Offer and, in exchange, received the Mixed Consideration as described above, in accordance with the terms and conditions of the Exchange Offer. Additionally, MacAndrews & Forbes acquired the rights to the Mixed Consideration to be received by certain holders in the Exchange Offer. Subsequently, MacAndrews & Forbes sold its interest in the ABL FILO Term Loans and the New BrandCo Second-Lien Term Loans in the open market, according to disclosures by MacAndrews & Forbes in Amendment No. 15 to their Schedule 13D.
Transfer and Reimbursement Agreements
The Company, Products Corporation and MacAndrews & Forbes have entered into reimbursement agreements (the “Reimbursement Agreements”) pursuant to which: (i) MacAndrews & Forbes is obligated to provide (directly or through its affiliates) certain professional and administrative services, including, without limitation, employees, to the Company, and to purchase services from third-party providers, such as insurance, legal, accounting and air transportation services, on behalf of the Company, to the extent requested by Products Corporation; and (ii) Products Corporation is obligated to provide certain professional and administrative services, including, without limitation, employees, to MacAndrews & Forbes and to purchase services from third-party providers, such as insurance, legal and accounting services, on behalf of MacAndrews & Forbes, to the extent requested by MacAndrews & Forbes, provided that in each case the performance of such services does not cause an unreasonable burden to MacAndrews & Forbes or Products Corporation, as the case may be.
The Company reimburses MacAndrews & Forbes for the allocable costs of the services that MacAndrews & Forbes purchases for or provides to the Company and for the reasonable out-of-pocket expenses that MacAndrews & Forbes incurs in connection with the provision of such services. MacAndrews & Forbes reimburses Products Corporation for the allocable costs of the services that Products Corporation purchases for or provides to MacAndrews & Forbes and for the reasonable out-of-pocket expenses incurred by Products Corporation in connection with the purchase or provision of such services. Each of the Company, on the one hand, and MacAndrews & Forbes, on the other, has agreed to indemnify the other party for losses arising out of the services provided by it under the Reimbursement Agreements, other than losses resulting from its willful misconduct or gross negligence.
The Reimbursement Agreements may be terminated by either party on 90 days' notice. The Company does not intend to request services under the Reimbursement Agreements unless their costs would be at least as favorable to the Company as could be obtained from unaffiliated third parties.
The Company participates in MacAndrews & Forbes' directors and officers liability insurance program (the “D&O Insurance Program”), as well as its other insurance coverages, such as property damage, business interruption, liability and other coverages, which cover the Company, as well as MacAndrews & Forbes and its subsidiaries. The limits of coverage for certain of the policies are available on an aggregate basis for losses to any or all of the participating companies and their respective directors and officers. The Company reimburses MacAndrews & Forbes from time-to-time for their allocable portion of the premiums for such coverage or the Company pays the insurers directly, which premiums the Company believes are more favorable than the premiums that the Company would pay were it to secure stand-alone coverage. Any amounts paid by the Company directly to MacAndrews & Forbes in respect of premiums are included in the amounts paid under the Reimbursement Agreements. To ensure the availability of directors and officers liability insurance coverage through January 2023, the Company and MacAndrews & Forbes agreed to collectively make payments under MacAndrews & Forbes’ D&O Insurance Program. In furtherance of such arrangement, during 2020, the Company made payments of approximately $5.3 million to MacAndrews & Forbes under the Reimbursement Agreements. Consequently, as of December 31, 2020, the Company has no balance outstanding in respect of its participation in the D&O Insurance Program.
In June 1992, the Company and Products Corporation entered into an asset transfer agreement (“Transfer Agreement”) with the Company Holdings Inc. (“Revlon Holdings”), which is an affiliate of MacAndrews & Forbes. Revlon Holdings transferred certain assets to the Company and Products Corporation and the Company and Products Corporation assumed all of the liabilities of Revlon Holdings, other than certain specifically excluded assets and liabilities.
The net activity related to services purchased under the Transfer and Reimbursement Agreements during the year ended December 31, 2020 and 2019 was $0.8 million income and $0.5 million expense, respectively. As of December 31, 2020 and December 31, 2019, a receivable balance of $0.1 million from, and a payable balance of $0.2 million to, MacAndrews & Forbes, respectively, were included in the Company's Consolidated Balance Sheet for transactions subject to the Transfer and Reimbursement Agreements.
Tax Sharing Agreements
As a result of a debt-for-equity exchange transaction completed in March 2004 (the “2004 Revlon Exchange Transactions”), as of March 25, 2004, the Company, Products Corporation and their U.S. subsidiaries were no longer included in the MacAndrews & Forbes Group for U.S. federal income tax purposes.
Registration Rights Agreement
Prior to the consummation of the Company's initial public equity offering in February 1996, the Company and the Company Worldwide Corporation (which subsequently merged into REV Holdings LLC, a Delaware limited liability company and a wholly-owned subsidiary of MacAndrews & Forbes (“REV Holdings”)), the then direct parent of the Company entered into a registration rights agreement (the “Registration Rights Agreement”). In February 2003, MacAndrews & Forbes executed a joinder agreement to the Registration Rights Agreement, pursuant to which REV Holdings, MacAndrews & Forbes and certain transferees of Revlon's Common Stock held by REV Holdings (the “Holders”) have the right to require the Company to register under the Securities Act all or part of the Revlon Common Stock owned by such Holders, including, without limitation, the shares of Revlon Common Stock purchased by MacAndrews & Forbes in connection with the Company's 2003 $50.0 million equity rights offering and the shares of Revlon Common Stock which were issued to REV Holdings upon its conversion of all 3,125,000 shares of its Class B Common Stock in October 2013 (a “Demand Registration”). In connection with closing the 2004 the Company Exchange Transactions and pursuant to the 2004 Investment Agreement, MacAndrews & Forbes executed a joinder agreement that provided that MacAndrews & Forbes would also be a Holder under the Registration Rights Agreement and that all shares acquired by MacAndrews & Forbes pursuant to the 2004 Investment Agreement are deemed to be registrable securities under the Registration Rights Agreement. This included all of the shares of Revlon Common Stock acquired by MacAndrews & Forbes in connection with the Company’s March 2006 $110 million rights offering of shares of its Revlon Common Stock and related private placement to MacAndrews & Forbes, and the Company’s January 2007 $100 million rights offering of shares of its Revlon Common Stock and related private placement to MacAndrews & Forbes. Pursuant to the Registration Rights Agreement, in 2009 the Company registered under the Securities Act all 9,336,905 shares of Revlon Common Stock issued to MacAndrews & Forbes in the 2009 Exchange Offer, in which, among other things, the Company issued to MacAndrews & Forbes shares of Revlon Common Stock at a ratio of one share of Revlon Common Stock for each $5.21 of outstanding principal amount of the then-outstanding Senior Subordinated Term Loan that MacAndrews & Forbes contributed to the Company.
The Company may postpone giving effect to a Demand Registration for a period of up to 30 days if the Company believes such registration might have a material adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction, or if the Company is in possession of material non-public information that, if publicly disclosed, could result in a material disruption of a major corporate development or transaction then pending or in progress or could result in other material adverse consequences to the Company. In addition, the Holders have the right to participate in registrations by the Company of its Revlon Common

Stock (a “Piggyback Registration”). The Holders will pay all out-of-pocket expenses incurred in connection with any Demand Registration. the Company will pay any expenses incurred in connection with a Piggyback Registration, except for underwriting discounts, commissions and expenses attributable to the shares of Revlon Common Stock sold by such Holders.
2020 Restated Line of Credit Facility
As previously disclosed in the Company’s 2020 Form 10-K, in light of the upcoming maturity on July 9, 2021 of that certain Asset-Based Term Facility pursuant to the Asset-Based Term Loan Credit Agreement, dated as of July 9, 2018, by and among Revlon Holdings B.V., a wholly-owned indirect subsidiary of Products Corporation, Revlon Finance LLC, a wholly-owned subsidiary of Revlon Holdings B.V., the other loan parties and guarantors party thereto, the lenders party thereto and Citibank, N.A., as administrative and collateral agent (as may be amended, supplemented or modified from time to time, the “2018 Foreign Asset-Based Term Facility”) and the expiration on December 31, 2020 of that certain Senior Unsecured Line of Credit Agreement, dated as of June 30, 2019, by and between Products Corporation and MacAndrews & Forbes Group, LLC (as may be amended, supplemented or modified from time to time, the “Amended 2019 Senior Line of Credit Facility”), the Company sought to refinance or extend both the 2018 Foreign Asset-Based Term Facility and the Amended 2019 Senior Line of Credit Facility. Products Corporation sought to do so in order to reinforce its liquidity position to be better able to address the current business and economic environment and prepare for any further potential disruptions to its business and operations as may be brought on by the ongoing COVID-19 pandemic or other events.
As a result, and anticipating a future refinancing of the 2018 Foreign Asset-Based Term Facility (a “Future Refinanced European ABL Facility”), on September 28, 2020, Products Corporation and M&F entered into the Second Amended and Restated 2019 Senior Unsecured Line of Credit Facility (the “2020 Restated Line of Credit Facility”), which amended and restated the Amended 2019 Senior Line of Credit Facility and will provide Products Corporation with up to a $30 million tranche of a new facility of the 2018 Foreign Asset-Based Term Facility (the “New European ABL FILO Facility”) that would be secured on a “last-out” basis by the same collateral as the 2018 Foreign Asset-Based Term Facility or, if no Future Refinanced European ABL Facility is obtained, a stand-alone $30 million credit facility secured by the same collateral as the 2018 Foreign Asset-Based Term Facility when that facility is terminated, in each case, subject to a borrowing base. As of December 31, 2020, there were no borrowings outstanding under the 2020 Restated Line of Credit Facility, and the 2020 Restated Line of Credit Facility terminated on such date. M&F’s commitment in respect of the New European ABL FILO Facility survived the termination of the 2020 Restated Line of Credit Facility and, if not used, would have terminated on July 9, 2021.
The New European ABL FILO Facility would mature on (x) the maturity date of any such Future Refinanced European ABL Facility or (y) if there is no Future Refinanced European ABL Facility, July 9, 2022. To the extent the Future Refinanced European ABL Facility exceeds $35.0 million in principal amount, the amount available under the New European ABL FILO Facility would decrease on a dollar-for-dollar basis, such that, if Products Corporation were able to obtain a Future Refinanced ABL Facility of $65.0 million from third parties, there would be no amounts available under the New European ABL FILO Facility. The interest rate for the New European ABL FILO Facility will be LIBOR plus 10.00%. The covenants for the New European ABL FILO Facility would be substantially the same as those applicable to the 2018 European ABL Facility.
Upon the closing of the 2021 Asset-Based Term Facility on March 2, 2021 without the participation of M&F as a lender, M&F’s commitment in respect of the New European ABL FILO Facility under the 2020 Restated Line of Credit Facility terminated in accordance with its terms.
Other Transactions
Certain of Products Corporation’s debt obligations, including the 2016 Credit Agreements and Products Corporation's Senior Notes, have been, and may in the future be, supported by, among other things, guarantees from all of Products Corporation's domestic subsidiaries (subject to certain limited exceptions) and, for the 2016 Credit Agreements, guarantees from Revlon. The obligations under such guarantees are secured by, among other things, all of the capital stock of Products Corporation and, its domestic subsidiaries (subject to certain limited exceptions) and 66% of the capital stock of Products Corporation's and its domestic subsidiaries' first-tier foreign subsidiaries.
During the year ended December 31, 2020 and 2019, the Company engaged several companies in which MacAndrews & Forbes had a controlling interest to provide the Company with various ordinary course business services. These services included processing approximately $32.6 million and $55.1 million of coupon redemptions for the Company's retail customers for the year ended December 31, 2020 and 2019, respectively, for which the Company incurred fees of approximately $0.9 million and $1.0 million for the year ended December 31, 2020 and 2019, respectively, and other similar advertising, coupon redemption and raw material supply services, for which the Company had net payables aggregating to approximately $0.3 million and $0.5 million for the year ended December 31, 2020 and 2019, respectively. As of December 31, 2020 and December 31, 2019, a payable balance of approximately $0.6 million and $5.5 million, respectively, were included in the Company's Consolidated Balance Sheet for the aforementioned coupon redemption services. The Company believes that its engagement of each of these affiliates was on arm's length terms, taking into account each firm's expertise in its respective field, and that the fees paid or received were at least as favorable as those available from unaffiliated parties.
As previously disclosed, the Board of Directors elected Ms. Debra Perelman as the Company’s Chief Operating Officer in January 2018 and then in May 2018 as its President and Chief Executive Officer. Ms. Perelman is the daughter of Ronald O. Perelman, the Chairman of the Company’s Board of Directors. Ms. Perelman’s compensation is disclosed in this 2020 Proxy Statement (see “EXECUTIVE Compensation” in this 2020 Proxy Statement). Also, as previously disclosed, E. Scott Beattie and Mitra Hormozi, each of whom are directors of Revlon, earned consulting fees. For descriptions of the consulting agreements with Mr. Beattie and the amounts earned by Mr. Beattie thereunder, see “Director Compensation” in this 2021 Proxy Statement. For descriptions of the consulting agreements with Ms. Hormozi and the amounts earned by Ms. Hormozi thereunder, see “Director Compensation” in this 2021 Proxy Statement.
CODE OF CONDUCT AND BUSINESS ETHICS
AND SENIOR FINANCIAL OFFICER CODE OF ETHICS
The Company has a written Code of Conduct and Business Ethics (the “Code of Conduct”) that includes a code of ethics (the “Senior Financial Officer Code of Ethics”) that applies to the Company’s CEO and senior financial officers, including the Company’s Chief Financial Officer, Controller and persons performing similar functions (collectively, the “Senior Financial Officers”). Printable copies of the Code of Conduct is available at www.revloninc.com under the heading “Investors - Corporate Governance.” If the Company changes the Senior Financial Officer Code of Ethics in any material respect or waives any provision of the Code of Conduct for its executive officers or Directors, including waivers of the Senior Financial Officer Code of Ethics for any of its Senior Financial Officers, the Company will provide the public with notice of any such change or waiver by publishing an appropriate description of such event on its corporate website, www.revloninc.com, or by other appropriate means as required or permitted under applicable rules of the SEC. The Company does not currently expect to make any such waivers.
DELINQUENT SECTION 16(A) REPORTS
The Company’s executive officers, directors and 10% stockholders may be required under the Exchange Act to file reports of ownership and changes in ownership with the SEC. The Company makes such SEC filings available on its corporate website, www.revloninc.com, under the heading “Investors - Filings & Reports - SEC Filings.” Copies of these reports also must be furnished to the Company by such filers. A Form 4 (Statement of Changes in Beneficial Ownership) with respect to Ms. Hormozi, which pursuant to Section 16 of the Exchange Act was due on or before March 17, 2020, was filed with the SEC on March 24, 2020.

PROPOSAL NO. 2 - RATIFICATION OF AUDIT COMMITTEE’S
SELECTION OF KPMG LLP
The Audit Committee of the Board of Directors has selected KPMG to audit the Company’s consolidated financial statements for the fiscal year ending December 31, 2021, subject to ratification by the Company’s stockholders.
The Sarbanes-Oxley Act of 2002 and Section 10A of the Exchange Act require the Audit Committee be directly responsible for the appointment, compensation, retention and oversight of the audit work of the Company’s independent registered public accounting firm. While stockholder ratification of the Audit Committee’s selection of KPMG is not required by law, the Company’s By-laws or otherwise, the Board of Directors is submitting the Audit Committee’s selection of KPMG for stockholder ratification to ascertain stockholders’ view on the matter.
KPMG has audited the Company’s consolidated financial statements since at least 1991. Representatives of KPMG are expected to be present at the 2021 Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.
The Audit Committee reviews audit and non-audit services performed by KPMG, as well as the fees charged by KPMG for such services. The Audit Committee has received and discussed with KPMG their annual written report on KPMG’s independence from the Company and its management, as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with KPMG that firm’s independence. The Audit Committee has satisfied itself that KPMG’s provision of audit and non-audit services to the Company is compatible with KPMG’s independence. Additional information concerning the Audit Committee and its activities with KPMG can be found in the following sections of this Proxy Statement: “Board of Directors and its Committees” and “Audit Committee Report.” Information regarding the aggregate fees billed by KPMG for services rendered to the Company for the fiscal years ended December 31, 2020 and December 31, 2019 can be found below under “Audit Fees.”
Vote Required and Board of Directors’ Recommendation (Proposal No. 2)
The ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021 requires the affirmative vote of the holders of a majority of the total number of votes of Revlon Common Stock present or represented by proxy and entitled to vote at the 2021 Annual Meeting.
With respect to Proposal No. 2, your vote may be cast FOR or AGAINST the proposal or you may ABSTAIN. Unless such proxies are revoked, all proxies properly submitted to the Company will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021.
In determining whether Proposal No. 2 has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against Proposal No. 2. Brokers will have discretionary authority to vote on Proposal No. 2 absent instructions from the beneficial owner of the shares, as this is a “routine” proposal.
MacAndrews & Forbes has informed the Company that it will vote FOR the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any of the Company’s other stockholders, to approve and adopt Proposal No. 2.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF KPMG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2021.

AUDIT FEES
The Company’s Board of Directors maintains its Audit Committee in accordance with applicable SEC rules and the NYSE’s listing standards. In accordance with the Audit Committee’s charter, a printable and current copy of which is available at www.revloninc.com, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the audit work of the Company’s and Products Corporation’s independent auditors for the purpose of preparing and issuing its audit reports or performing other audit, review or attest services for the Company and Products Corporation. The independent auditors, KPMG, report directly to the Audit Committee and the Audit Committee is directly responsible for, among other things, reviewing in advance, and granting any appropriate pre-approvals of: (a) all auditing services to be provided by the independent auditor; and (b) all non-audit services to be provided by the independent auditor (as permitted by the Exchange Act), and in connection with such services to approve all fees and other terms of engagement, as required by the applicable rules under the Exchange Act and subject to the exemptions provided for in such rules.
The Audit Committee has an Audit Committee Pre-Approval Policy for pre-approving all permissible audit and non-audit services performed by KPMG. During 2020, an electronic printable copy of the 2020 Audit Committee Pre-Approval Policy was available at www.revloninc.com. A copy of the 2021 Audit Committee Pre-Approval Policy is attached to this Proxy Statement as Annex A and an electronic printable copy of such policy is currently available at www.revloninc.com. The Audit Committee also has the authority to approve services to be provided by KPMG at its meetings and by unanimous written consents.
The aggregate fees billed for professional services by KPMG in 2020 and 2019 for these various services for the Company and Products Corporation in the aggregate are set forth in the table, below:
Types of Fees (USD in millions)	2020	2019
Audit Fees	$8.1	$10.6
Audit-Related Fees	$0.5	$0.4
Tax Fees	$1.6	$0.5
All Other Fees	—	—
Total Fees	$10.2	$11.5
In the above table, in accordance with the SEC definitions and rules: (a) “audit fees” are fees the Company paid KPMG for professional services rendered for: (i) the audits of the Company’s and Products Corporation’s annual financial statements and the effectiveness of the Company’s internal control over financial reporting; and (ii) the review of the financial statements included in the Company’s and Products Corporation’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements; (b) “audit-related fees” are fees billed by KPMG for assurance and related services that are traditionally performed by the auditor, including services performed by KPMG related to employee benefit plan audits and certain transactions, as well as attestation services not required by statute or regulation; (c) “tax fees” are fees for permissible tax compliance, tax advice and tax planning; and (d) “all other fees” are fees billed by KPMG to the Company for any permissible services not included in the first three categories.
All of the services performed by KPMG for the Company during 2020 and 2019 were either expressly pre-approved by the Audit Committee or were pre-approved in accordance with the Audit Committee Pre-Approval Policy, and the Audit Committee was provided with regular updates as to the nature of such services and fees paid for such services.

PROPOSAL NO. 3 — SECOND AMENDMENT TO THE COMPANY’S
AMENDED AND RESTATED STOCK PLAN
At the 2021 Annual Meeting, the Company’s stockholders will be asked to approve the Second Amendment (the “Amendment”) to the Fourth Amended and Restated Revlon, Inc. Stock Plan (as further amended, the “Plan”), attached to this Proxy Statement as Annex B. The Amendment provides for extending the expiration date of the Plan to August 1, 2030 and authorizing an additional 2,000,000 shares of Revlon Common Stock for issuance under the Plan.
The purposes of the Amendment are to continue to recruit, retain and incentivize eligible executives and other employees necessary to operate the Company; to incentivize Plan participants to achieve objectives which are tied to the achievement of the Company’s business plan and strategy, to enhance shareholder value; and to reflect the Company’s commitment to pay for performance. The Company believes that the Amendment continues to serve the Company’s objectives of recruiting, retaining and compensating key employees and providing an appropriate incentive for them to execute the Company’s business strategy.
In this Proposal No. 3, the Company is asking stockholders to approve the Amendment.
Background
The Compensation Committee and the Board of Directors approved the Amendment on April 1, 2021, subject to stockholder approval. In determining the number of shares being requested pursuant to the Amendment, our Board and Compensation Committee carefully considered our anticipated future equity needs, our historical equity compensation practices and the advice of CAP, the Committee’s independent compensation consultant. The number of additional shares being requested for authorization under the Plan is 2,000,000 shares. The NYSE closing market price of the Revlon Common Stock on the Record Date was $11.60. The benefits to be derived under the Plan by the participants cannot be determined, because future grants under the Plan will be made at the Compensation Committee’s sole discretion, based on a variety of factors. In addition, the ultimate value of Awards under the Plan depends on a variety of factors, including vesting conditions and the market value of Revlon Common Stock.
During each of the prior three years, we granted Awards with respect to the following number of shares in the form of restricted stock or RSUs: approximately 1,065,300 in fiscal 2020, 1,163,500 in fiscal 2019, and 1,173,200 in fiscal 2018.
Below is a summary of awards outstanding and shares available for issuance under the Plan as of January 31, 2021:
•	We had outstanding unvested RSUs or restricted stock with respect to 1,762,302 shares of our Common Stock, assuming target performance of performance-based RSUs.
•	We had no outstanding stock options or stock appreciation rights.
•	We had 1,760,441 shares available for grant.
Summary of the Plan
The following summary of the Plan, as amended on September 5, 2019 and as amended further by the Amendment, is qualified in its entirety by the specific language of the Plan (a copy of which is attached as Annex C hereto). It should be noted that, although a description of the Plan is provided herein, the only changes being made pursuant to the Amendment are (i) extending the term of the Plan from April 14, 2021 to August 1, 2030 and (ii) authorizing an additional 2,000,000 shares of Revlon Common Stock for issuance under the Plan.
Eligibility. The Plan provides for the granting of awards to such employees of the Company, its subsidiaries and its affiliates as the committee administering the Plan, which is currently the Compensation Committee, may select from time to time. In addition, awards may be granted to directors who currently are not receiving compensation as officers or employees of the Company or any of its affiliates (“Non-Employee Directors”). As of the Record Date, 5,652 employees and 6 non-employee directors were eligible to participate in the Plan.
Types of Awards. Awards under the Plan may be made in the form of (i) incentive stock options (“ISOs”), which are designed to satisfy the applicable requirements set forth in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) non-qualified stock options (“NQSOs”), which are not intended to satisfy such requirements (ISOs and NQSOs are collectively referred to as “Options”), (iii) stock appreciation rights, either granted in tandem with an Option or independent of any Option (collectively, “SARs”), (iv) restricted stock, (v) unrestricted stock and (vi) restricted stock unit Awards (“Restricted Stock Units” and, collectively with all other award types, “Awards”).

Available Shares. The shares available for issuance under the Plan may be authorized but unissued shares or shares held in the Company’s treasury account or a combination thereof. Prior to the Amendment, an aggregate of 6,565,000 shares have been approved under the Plan, of which 1,760,441 remained available as of January 31, 2021. Generally, shares subject to an Award that remain unissued upon expiration or cancellation of the Award become available for other Awards under the Plan, as will shares that are used to satisfy an Option exercise price or that are withheld from payment of an Award to satisfy applicable tax withholding requirements, subject to the terms of the Plan. As of January 31, 2021, 1,762,302 shares were subject to outstanding Awards that could be forfeited or otherwise become available.
Award Limits. Subject to the adjustment provisions of the Plan, in any calendar year, a person eligible for Awards under the Plan may not be granted options or stock appreciation rights covering in the aggregate a total of more than 100,000 shares. Additionally, in any year, an independent director of the Company may not be granted Options or SARs covering, in the aggregate, more than such number of shares of Revlon Common Stock with a fair market value in excess of $100,000.
Adjustments. In the event that any dividend or other distribution is declared (whether in the form of cash, stock or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, then, if the Compensation Committee determines in its discretion that it is appropriate to do so, (i) the number and kind of shares of stock or other property which may thereafter be issued in connection with Awards; (ii) the number and kind of shares of stock or other property to be issued or issuable in respect of outstanding Awards; (iii) the exercise price, grant price or purchase price relating to any Award; and (iv) the maximum number of shares subject to Awards which may be awarded to any Plan participant during any period may be equitably adjusted (including, without limitation, by way of cancellation of an Award in exchange for a cash payment) to prevent the dilution or enlargement of the rights of participants without change in any aggregate purchase price (provided that no ISO granted under the Plan will be adjusted in a manner that causes such Option to fail to continue to qualify as an ISO without the consent of the participant). Any such adjustment shall be made by the Compensation Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.
Administration. The committee administering the Plan is currently the Compensation Committee of the Company’s Board of Directors. The Board of Directors may at any time appoint a different Plan administrator, provided that it is a committee or subcommittee that consists of two or more directors of the Company. The Compensation Committee may delegate to officers or employees of the Company or its subsidiaries its authority to grant awards to participants who are not subject to Section 16 of the Exchange Act. The Compensation Committee has the discretionary authority to exercise all of the powers granted to it under the Plan, to construe, interpret and implement the Plan and agreements evidencing Awards under the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to make all determinations necessary or advisable in administering the Stock Plan and to correct any defect, supply any omission and reconcile any inconsistency in the Stock Plan. The determination of the Compensation Committee on all matters relating to the Stock Plan or any agreement evidencing an Award under the Stock Plan is final, binding and conclusive.
General Award Terms. Subject to the terms of the Plan, the Committee may grant Awards to participants as described below. The terms of Award grants will be set forth in written agreements (“Award Agreements”) between the Company and the participant. Generally, (a) no Option or SAR granted under the Plan may be exercised more than seven years after the date of grant, and (b) no shares of Revlon Common Stock underlying any other Award under the Plan may vest or become deliverable more than 10 years after the date of grant. Awards may be transferred by a grantee only by will or by the laws of descent and distribution and generally may be exercised only by the grantee during his or her lifetime, provided that the Compensation Committee may provide in the applicable Award Agreement that Options not intended to be ISOs may be transferred without consideration to any member or members of the grantee’s “immediate family” (as defined in the Plan), a trust for the benefit of the grantee and/or members of his or her immediate family, or a partnership or limited liability company whose only partners or stockholders are the grantee and/or members of his or her immediate family.
No grantee or other person exercising an Option or SAR or entitled to delivery of shares of Revlon Common Stock pursuant to any other Award shall have any of the rights of a stockholder of the Company with respect to shares subject to an Option or SAR or shares deliverable upon exercise of any other Award until the issuance of a stock certificate to such person for such shares or such person is otherwise deemed to have been issued shares pursuant to this Plan. Except as otherwise authorized by the Compensation Committee in connection with a recapitalization, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is registered in the name of the grantee. In the case of a grantee of a restricted stock award, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Award Agreement.
Options. All Options when granted are intended to be NQSOs unless the applicable Award Agreement explicitly states that an Option is intended to be an ISO. If an Option is granted with the stated intent that it be an ISO, and if for any reason such Option (or any portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion) shall be regarded as an NQSO appropriately granted under the Plan, provided that such Option (or portion) otherwise satisfies the terms and conditions of the Plan relating to NQSOs generally. Grants of Options must be made with an exercise equal to at least the fair market value of the underlying shares on the date of grant. Options granted under the Plan that are intended to be ISOs may also have additional limitations pursuant to the Code. Upon the exercise of any Option, the exercise price must be fully paid by certified or official bank check, in shares of Revlon Common Stock equal in fair market value to the exercise price, or, subject to the approval of the Compensation Committee, by personal check. Options may be exercised in amounts and at times determined by the Compensation Committee. Unless the Award Agreement provides otherwise, an Option may not be exercised prior to the first anniversary of the date of grant and shall become exercisable with respect to 25% of the shares subject thereto on each of the first, second, third and fourth anniversaries of the date of grant. Options that are not exercised during the term established by the Compensation Committee will expire without value.
Stock Appreciation Rights. Grants of SARs must be made with a base price equal to at least the fair market value of the underlying shares on the date of grant. The Compensation Committee may grant SARs either alone (“unrelated SARs”) or in conjunction with all or part of an Option. Upon the exercise of a SAR, a holder generally is entitled, without payment to the Company, to receive cash, shares of Revlon Common Stock or any combination thereof, as determined by the Compensation Committee, in an amount equal to (x) the excess of the fair market value of one share on the exercise date over (i) in the case of a SAR granted in tandem with an Option, the exercise price, and (ii) in the case of an unrelated SAR, the appreciation over the base price determined by the Compensation Committee (which shall be not less than 100% of the fair market value (as defined in the Plan) of Revlon Common Stock on the day the SAR is granted), multiplied by (y) the number of shares subject to the SAR or the portion thereof surrendered. SARs vest and become exercisable in the same manner as Options.
Restricted Stock. The Compensation Committee may grant stock Awards under the Plan. Vesting of restricted stock Awards may be conditioned upon the completion of a specified period of service, the attainment of specific performance goals or such other factors as the Compensation Committee may determine. The Compensation Committee may, in its discretion, require a grantee to pay an amount to acquire any restricted or unrestricted stock, which amount may be refunded to such grantee upon such events as the Compensation Committee may determine. During the restricted period, the grantee may not transfer, assign or otherwise encumber or dispose of the restricted stock, except as permitted by the Compensation Committee. During the restricted period, the grantee will have the right to vote the restricted stock and/or to receive any cash dividends if and only to the extent so provided by the Compensation Committee in the applicable Award Agreement.
Restricted Stock Unit Awards. The Compensation Committee may grant Restricted Stock Unit Awards relating to a specified number of shares (or the cash or other fair market value thereof) to be delivered based upon the completion of a specified period of service, the attainment over a specified performance cycle of specified measures of the performance of the Company, one or more of its subsidiaries or affiliates or the participant, or such other factors as the Compensation Committee may determine. The Compensation Committee may provide for full or partial credit, prior to completion of such award cycle or achievement of the degree of attainment of the measures of performance specified in connection with such performance unit, in the event of the participant’s death, retirement, or total or permanent disability, or in other circumstances. The grantee will have no voting rights in respect of shares underlying a Restricted Stock Unit unless and until shares are actually issued in satisfaction of the Award. The Compensation Committee in its discretion may grant dividend equivalent rights in respect of a Restricted Stock Unit that, upon vesting of the Award, will entitle the grantee to ratable payment of dividends declared while the Award was unvested.
Minimum Vesting Requirements. Awards other than Options and SARs generally vest (i.e., become nonforfeitable) over a minimum period of two years; provided that (i) upon a reorganization event (as described in the Plan) or in the event of the participant’s death, disability, involuntary termination without cause or retirement, no such minimum vesting period shall be required, (ii) to the extent vesting in such an Award is conditioned upon the achievement of one or more performance goals, the Award shall vest over a minimum period of one year, and (iii) up to an aggregate of 906,500 shares may be made subject to such Awards without the Plan’s minimum vesting requirements. With respect to the minimum vesting requirements described above, vesting over a two-year period or one-year period (as the case may be) may include periodic vesting over such period if the rate of such vesting is proportional throughout such period; provided, however, that, standard vesting restricted stock and Restricted Stock Units (i.e., those Awards not subject to the shorter-vesting basket described in clause (iii) above) may not include periodic vesting thereunder for any interval of less than one year.
Effect of Termination of Employment/Service. Except as provided in the Plan or in an applicable Award Agreement, if the employment (or services in the case of a Non-Employee Director) of a grantee with the Company and its affiliates terminates, Options and SARs that are then exercisable will remain exercisable, and any payment or notice provided for under the terms of the vested portion of any other outstanding Award may be given, for a period of 90 days from the date of any such termination, and any Awards or parts thereof that are not exercisable on such termination date will be cancelled and the grantee may not satisfy any condition, limitation or restriction which is unsatisfied as of such termination date. If a grantee ceases employment and accepts employment with a competitor in violation of the Company’s standard Employee Agreement as to Confidentiality and Non-Competition (or any other applicable non-compete agreement), then profits realized from the exercise of any Options or SARs during the 12-month period prior to the date of termination would be repayable to the Company and the value of any vested restricted shares or other Awards for which consideration was received during the 12-month period prior to the date of termination would be repayable to the Company.
Effect of Certain Changes. In the event that the Company is to be merged or consolidated with another corporation or reorganized or liquidated and there is any change in the shares of Revlon Common Stock as then constituted by reason of such merger or consolidation, or in the event that all or substantially all of the Company’s assets are acquired by another person, or in the event of a reorganization or liquidation of the Company or any successor, or other similar transaction (each, a “Reorganization Event”), then the Compensation Committee in its discretion may, by written notice to a grantee, provide: (1) that Awards of Options and SARs granted to a grantee and all other Awards requiring action on the part of a grantee would terminate unless exercised within the period determined by the Compensation Committee (not less than 30 days), in which case the Compensation Committee must accelerate the exercisability and vesting of such Awards; or (2) that the exercisability and vesting of Awards of Options and SARs and all other Awards requiring action on the part of a grantee shall be accelerated, without providing for an early termination date for such Awards. The Compensation Committee may also, in its sole discretion, by written notice to a grantee, provide that the restrictions on restricted stock Awards shall lapse and the performance and other conditions of other Awards shall be adjusted in connection with any Reorganization Event, upon such terms as the Compensation Committee may determine. Whenever deemed appropriate by the Compensation Committee, it may make the actions referred to above conditional upon the consummation of the applicable Reorganization Event.
Amendment. The Company’s Board of Directors may amend, suspend or discontinue the Plan at any time except that certain amendments require the approval of a majority in voting power of the Company’s stockholders.
Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of the issuance and exercise of options under the Plan. The summary is based on existing U.S. laws and regulations as of the record date, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Non-Qualified Stock Options. An optionee will not recognize any taxable income upon the grant of an NQSO and the Company will not be entitled to a tax deduction with respect to the grant of an NQSO. Upon exercise of an NQSO, the excess of the fair market value of Revlon Common Stock on the exercise date over the Option exercise price will be taxable as compensation income to the optionee and will be subject to applicable withholding taxes. The Company will generally be entitled to a tax deduction at such time in the amount of such compensation income, subject to any limitations imposed by the Code. The optionee’s tax basis for Revlon Common Stock received pursuant to the exercise of an NQSO will equal the sum of the compensation income recognized and the exercise price. In the event of a sale of Revlon Common Stock received upon the exercise of an NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term capital gain or loss if the holding period for such Revlon Common Stock is more than one year.

Incentive Stock Options. An optionee will not recognize any taxable income at the time of grant or timely exercise of an ISO and the Company will not be entitled to a tax deduction with respect to such grant or exercise. However, exercise of an ISO is taken into account for alternative minimum tax purposes and, if the ISO is not exercised on a timely basis (generally, while the optionee is employed by the Company or within three months after termination of employment) or if the optionee subsequently engages in a “disqualifying disposition,” as described below, it would give rise to taxable compensation income subject to applicable withholding taxes and a corresponding tax deduction to the Company, subject to any limitations imposed by the Code. A sale or exchange by an optionee of shares acquired upon the exercise of an ISO more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the ISO will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such sale or exchange takes place within two years after the date of grant of the ISO or within one year from the date of transfer of the ISO shares to the optionee, such sale or exchange will generally constitute a “disqualifying disposition” of such shares that will have the following results: any excess of (i) the lesser of (a) the fair market value of the shares at the time of exercise of the ISO and (b) the amount realized on such disqualifying disposition of the shares over (ii) the Option exercise price of such shares will be taxable as ordinary income to the optionee, and the Company will be entitled to a tax deduction in the amount of such income, subject to any limitations imposed by the Code. Any further gain or loss after the date of exercise generally will qualify as a capital gain or loss and will not result in any deduction by the Company.
New Plan Benefits
The benefits to be derived under the Plan by the participants cannot be determined because future grants under the Plan will be made at the Compensation Committee’s sole discretion, based on a variety of factors. In addition, the ultimate value of Awards under the Plan depends on a variety of factors, including vesting conditions and the market value of Revlon Common Stock. There are no Awards that have been approved which are contingent on stockholder approval of the Amendment.
Because future benefits are not determinable, the following table shows the amounts which were awarded under the Plan during the last completed fiscal year:
Name and Position	Number of RSUs Awarded(1)
Debra Perelman, President & CEO	317,513
Victoria Dolan, CFO	33,422
Sergio Pedreiro, Former COO	24,509
All current executive officers as a group (2 people)	350,935
All current directors who are not executive officers as a group	—
All employees other than current executives as a group	714,384
(1)	Includes performance-based RSUs at target level.
Vote Required and Board of Directors’ Recommendation (Proposal No. 3)
The approval of the Amendment requires the affirmative vote of the holders of a majority of the total number of votes of the Company’s Class A Common Stock present at the meeting or represented by proxy and entitled to vote at the 2021 Annual Meeting. With respect to Proposal No. 3, all proxies properly submitted to the Company, unless such proxies have been previously revoked, will be voted in accordance with the instructions given by the person submitting such proxy or, in the absence of such instructions, will be voted FOR the approval of the Amendment. In determining whether Proposal No. 3 has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as a vote against such proposal and broker non-votes will be counted neither as a vote for or against Proposal No. 3. MacAndrews & Forbes has informed the Company that it will vote FOR the approval of the Amendment. Accordingly, the affirmative vote of MacAndrews & Forbes is sufficient, without the concurring vote of any other stockholder of the Company, to approve Proposal No. 3.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE SECOND AMENDMENT TO THE PLAN.

QUESTIONS AND ANSWERS ABOUT THE 2021 ANNUAL MEETING AND VOTING
Q.	Why am I receiving these proxy materials?
A.
Our Board of Directors is providing this Proxy Statement and other materials to you in connection with the Company’s 2021 Annual Meeting. This Proxy Statement describes the matters proposed to be voted on at the 2021 Annual Meeting, including:

(1)	the election of directors;
(2)	the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021;
(3)	the approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan; and
(4)	such other business as may properly come before the 2021 Annual Meeting.
The approximate date of making these proxy materials available to you is April 20, 2021.
Q.	Why did I receive a notice regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
A.
In accordance with SEC rules and regulations, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at our 2021 Annual Meeting, we are making the proxy materials and our 2020 Annual Report available to our stockholders on the Internet. On or about April 20, 2021, we are sending to our stockholders the Internet Notice.

The Internet Notice contains instructions on how stockholders may access and review our proxy materials and our 2020 Annual Report on the Internet and vote electronically, as well as instructions on how stockholders can request a paper copy of our proxy materials, including the 2021 Proxy Statement, the 2020 Annual Report and a form of proxy card. Unless you already had a request for paper copies on file with our transfer agent or your broker, you will not receive a printed copy of the proxy materials. Instead, the Internet Notice will instruct you as to how you may access and review the proxy materials and submit your vote on the Internet. If you would like to receive a printed copy of the proxy materials, please follow the instructions in the Internet Notice.
Important Notice Regarding the Availability of Proxy Materials for the June 3, 2021 Annual Stockholders’ Meeting:
Our 2021 Proxy Statement, the Notice of Annual Stockholders’ Meeting and our 2020 Annual Report are available at www.proxyvote.com and at www.revloninc.com. Stockholders may also vote their shares at www.proxyvote.com.
Q.	How can I request paper copies of proxy materials?
A.
You will not receive a printed copy of the proxy materials unless you request them. There is no charge imposed by the Company for paper copies. To request paper copies, stockholders can: (i) go to www.proxyvote.com and follow the instructions; (ii) call 1-800-579-1639; or (iii) send an email to sendmaterial@proxyvote.com. If you request materials by email, send a blank email with your Control Number(s) that are located in the subject line of the Internet Notice. To facilitate timely delivery, please make your paper copy request no later than May 20, 2021.

Q.	When and where is the 2021 Annual Meeting?
A.
The 2021 Annual Meeting will be held at 10:00 a.m., Eastern Time, on Thursday, June 3, 2021 in a virtual-only format accessible at http://www.virtualshareholdermeeting.com/REV2021. You will need to enter your Control Number(s) listed on your Internet Notice or proxy card in order to be admitted to the 2021 Annual Meeting.

Q.	Why is the meeting being held virtually?
A.
We believe that a virtual meeting will provide expanded stockholder access and participation, improved communications, as well as additional safeguards for health and safety in light of developments related to COVID-19 pandemic.

Q.	Do I have to do anything in advance if I plan to attend the virtual Annual Meeting?
A.
Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares at the virtual Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares at the virtual Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the 2021 Annual Meeting even if you do not have a legal proxy.
To access, participate in, and vote at the virtual Annual Meeting, you must enter the Control Number(s) found on your proxy card, voting instruction form or notice that you previously received or, if you were a beneficial owner at the close of business on the Record Date, located in the proxy materials you receive from your broker.
Q.	What should I do if I experience technical difficulties?
A.	If you encounter any difficulties accessing the virtual meeting, please call the technical support number that will be posted on the login page for the 2021 Annual Meeting.
Q.	What is the purpose of the 2021 Annual Meeting?
A.	At the 2021 Annual Meeting, the Company’s stockholders will act upon the following matters set forth in the Notice of Annual Stockholders’ Meeting:
•
the election of the following director nominees to the Company’s Board of Directors to serve until the next annual stockholders’ meeting and until such directors’ successors are elected and shall have been qualified: Ronald O. Perelman (Chairman), E. Scott Beattie, Alan Bernikow, Kristin Dolan, Cristiana Falcone, Ceci Kurzman, Victor Nichols, Debra Perelman, and Barry F. Schwartz. If any nominee is unable or declines unexpectedly to stand for election as a director at the 2021 Annual Meeting, the Board of Directors may by resolution provide for a lesser number of directors or designate substitute nominees and proxies will be voted for any such substitute nominee;

•	the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021;
•	the approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan; and
•	the transaction of such other business as may properly come before the 2021 Annual Meeting.
Q.	What are the voting recommendations of the Board?
A.	The Board recommends the following votes:
•	FOR each of the director nominees;
•	FOR the ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021; and
•	FOR the approval of the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan.
Q.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A.
Many holders of Revlon Common Stock hold such shares through a broker or other nominee (i.e., as a beneficial owner), rather than directly in their own name (i.e., as a stockholder of record). As summarized below, there are some distinctions between shares held of record and those owned beneficially.

•
Stockholder of Record. If your shares are registered in your name with the Company’s transfer agent, American Stock Transfer Company, as of 5:00 p.m., Eastern Time, on the April 8, 2021 record date, you are considered the stockholder of record with respect to those shares, and the Company is making these proxy materials available, electronically or otherwise, directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to a third party, or to vote at the 2021 Annual Meeting. The Company has made available a proxy card or electronic voting that stockholders can use to vote.

•
Beneficial Owner. If your shares are held in a brokerage account or by another nominee as of 5:00 p.m., Eastern Time, on the April 8, 2021 record date, you are considered the beneficial owner of shares held in “street name,” and the Company is making these proxy materials available, electronically or otherwise, to your broker, nominee or trustee. These intermediaries should forward these materials to you.

Q.	How do I vote?
A.	You may vote using one of the following methods:
•
Internet. To vote through the Internet, go to www.proxyvote.com and follow the steps on their secure website. You should have your Internet Notice or your proxy card available, as you will need to reference your assigned Control Number(s). You may vote on the Internet up until 11:59 p.m. Eastern Time on June 2, 2021, which is the day before the June 3, 2021 Annual Meeting. If you vote by the Internet, you do not need to return your proxy card, although you can use it later to change your Internet vote.

•
Telephone. You may vote by telephone by calling the toll-free number on your proxy card up until 11:59 p.m., Eastern Time, on June 2, 2021 and following the pre-recorded instructions. You should have your Internet Notice or your proxy card available when you call, as you will need to reference your assigned Control Number(s). If you vote by telephone, you do not need to return your proxy card, although you can use it later to change your telephone vote.

•
Mail. If you receive paper copies of the proxy materials by mail, you may vote by mail by marking your proxy card, dating and signing it, and returning it in the postage-prepaid envelope provided, or to Vote Processing (Revlon), c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. You should return your completed proxy card so that Broadridge receives it prior to the closing of the voting polls for the June 3, 2021 Annual Meeting.

•	At the Meeting. You may vote at the meeting by following the instructions available on the meeting website during the 2021 Annual Meeting.
•
Voting, Generally. All shares that have been voted properly by an unrevoked proxy will be voted at the 2021 Annual Meeting in accordance with your instructions. In relation to how your proxy will be voted, see “How will my proxy be voted?” below.

If you are a “beneficial owner” because your brokerage firm, bank, broker-dealer or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive instructions on how to vote from your bank, broker or other record holder. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not give instructions to your broker, the broker may vote your shares only with respect to Proposal No. 2 (Ratification of the Audit Committee’s selection of the Company’s independent registered public accounting firm), which is considered a “routine” matter, but not with respect to Proposal No. 1 (Election of Directors) or Proposal No. 3 (Stock Plan Amendment).
Q.	How are broker non-votes counted?
A.
A broker non-vote occurs when shares held by a broker are not voted with respect to a particular proposal because the broker does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients’ uninstructed shares on that proposal. At the 2021 Annual Meeting, only Proposal No. 2 (Ratification of the Audit Committee’s selection of the Company’s independent registered public accounting firm) is considered a routine matter. Your broker will therefore not have discretion to vote on Proposal No. 1 (Election of Directors) or Proposal No. 3 (Stock Plan Amendment), which are “non-routine” matters, absent direction from you, and such broker non-votes will have no effect on the approval of these proposals.

Still, as there is at least one “routine” matter up for consideration at the 2021 Annual Meeting, broker non-votes will be counted towards determining whether or not a quorum is present.
Q.	Who can vote?
A.
The only stockholders who are entitled to vote are: (1) stockholders of record of Revlon Common Stock (which is the only outstanding class of the Company’s voting capital stock) at 5:00 p.m., Eastern Time, on April 8, 2021, the record date for the 2021 Annual Meeting; and (2) those who have been granted and present an original, signed, valid legal proxy in appropriate form from a holder of record of Revlon Common Stock as of 5:00 p.m., Eastern Time, on April 8, 2021. Each share of Revlon Common Stock is entitled to one vote.
Q.	How will my proxy be voted?
A.
When properly submitted to us, and not revoked by you, your proxy will be voted in accordance with your instructions. If you sign and return your proxy card without indicating how you would like your shares to be voted, the persons designated by the Company as proxies will vote in accordance with the recommendations of the Board of Directors, as follows: (1) FOR Proposal No. 1 (Election of Directors); (2) FOR Proposal No. 2 (Ratification of the Audit Committee’s selection of KPMG as the Company’s independent registered public accounting firm for 2021); and (3) FOR Proposal No. 3 (Stock Plan Amendment).

Although we are not aware of any other matter that will be properly presented at the 2021 Annual Meeting, if any other matter is properly presented, the persons designated by the Company as proxies may vote on such matters in their discretion.
Q.	Can I change or revoke my vote?
A.	Yes. If you are a stockholder of record, you can change or revoke your vote at any time before it is voted at the 2021 Annual Meeting by:
•
executing and delivering a proxy bearing a later date, which must be received by the Company’s Secretary via email at grace.fu@revlon.com, before the original proxy is voted at the 2021 Annual Meeting; or

•	filing a written revocation or written notice of change, as the case may be, which must be received by the Company’s Secretary, before the original proxy is voted at the 2021 Annual Meeting.
If you are a beneficial owner, please follow the voting instructions sent to you by your broker, trustee or nominee to change or revoke your vote.
To revoke a vote previously submitted electronically through the Internet or by telephone, you may simply vote again at a later date, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote revoked.
Q.	What if I am a participant in the Revlon 401(k) Plan?
A.
This Proxy Statement is being furnished to you if Revlon Common Stock is allocated to your account within the 401(k) Plan. The trustee of the 401(k) Plan, as the record holder of the Company’s shares held in the 401(k) Plan, will vote the shares allocated to your account under the 401(k) Plan in accordance with your instructions. If the trustee of the 401(k) Plan does not otherwise receive voting instructions for shares allocated to your 401(k) Plan Account, the trustee, in accordance with the 401(k) Plan trust agreement, will vote any such shares in the same proportion as it votes those shares allocated to 401(k) Plan participants’ accounts for which voting instructions were received by the trustee.

401(k) Plan participants must submit their voting instructions to the trustee of our 401(k) Plan in accordance with the instructions included with the proxy card or Internet Notice so that they are received by 11:59 p.m. Eastern Time on May 28, 2021 to allow the trustee time to receive such voting instructions and vote on behalf of participants in the 401(k) Plan. Voting instructions received from 401(k) Plan participants after this deadline, under any method, will not be considered timely and will be voted by the trustee at the 2021 Annual Meeting in the manner described in the previous paragraph.
Q.	Who can attend the 2021 Annual Meeting?
A.
Anyone who was a stockholder of the Company as of 5:00 p.m., Eastern Time, on April 8, 2021, the record date for the 2021 Annual Meeting may attend the 2021 Annual Meeting. You will need to enter your Control Number(s) listed on your Internet Notice or proxy card in order to be admitted to the 2021 Annual Meeting.

Q.	Should I pre-register for the 2021 Annual Meeting?
A.	You do not need to pre-register for the 2021 Annual Meeting.

Q.	Can a guest attend the 2021 Annual Meeting?
A.
Yes, if you do not have a valid control number, you may attend the 2021 Annual Meeting as a guest, but you will not have the ability to vote your shares or ask questions during the virtual meeting. Go to http://www.virtualshareholdermeeting.com/REV2021 and, when prompted, register as a guest in order to listen to the meeting.

Q.	Can I still attend the 2021 Annual Meeting if I have previously voted or returned my proxy?
A.	Yes. Attending the 2021 Annual Meeting does not revoke a previously submitted valid proxy. See, “Can I Change or Revoke My Vote?” above.
Q.	What shares are covered by my proxy card or electronic voting form?
A.
The shares covered by your proxy card or electronic voting form represent all of the shares of Revlon Common Stock that you own in the account referenced on the proxy card. Any shares that may be held for your account by the 401(k) Plan or another account will be represented on a separate proxy card and/or by a separate Control Number.

Q.	What does it mean if I get more than one proxy card?
A.	It means you have multiple accounts at our transfer agent and/or with banks or stockbrokers. Please vote all of your shares.

DISTRIBUTION OF PROXY MATERIALS; COSTS OF DISTRIBUTION AND SOLICITATION; INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
The accompanying form of proxy is being solicited on behalf of the Company’s Board of Directors. The Company will bear all costs in connection with preparing, assembling and furnishing this Proxy Statement and related materials. Such costs include reimbursing banks, brokerage houses and other custodians, nominees, agents and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders. The Company engaged Broadridge to assist it in distributing and hosting on the Internet proxy materials and providing Internet and telephone voting for the 2021 Annual Meeting. The estimated fee for Broadridge’s services is approximately $10,000, plus out-of-pocket expenses, such as postage.
The Company’s NEOs receive compensation, including base salary, annual bonuses, LTIPs, restricted stock and other fringe benefits, as described under the “Executive Compensation” portion of this 2021 Proxy Statement.
HOUSEHOLDING OF STOCKHOLDER MATERIALS
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” stockholder materials, such as proxy statements, information statements and annual reports. This means that only one copy of our Internet Notice or proxy materials may have been sent to multiple stockholders in your household, if any. We will promptly deliver a separate copy of our Internet Notice or the 2021 proxy materials to you if you contact us at: Revlon, Inc., Investor Relations Department, One New York Plaza, New York, NY 10004, at 646-906-3275; or our proxy distributor at the following address: Broadridge, 51 Mercedes Way, Edgewood, NY 11717, at 1-866-540-7095.
If you want to receive separate copies of the stockholder materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address. In the interest of reducing costs and promoting environmental responsibility, we encourage our stockholders to review electronic versions of our proxy materials, via the Internet.
SUBMISSION OF STOCKHOLDER PROPOSALS
Stockholder proposals intended for inclusion in next year’s proxy statement pursuant to Rule 14a-8 under the Exchange Act must be received by the Company’s Secretary via email at grace.fu@revlon.com, no later than December 21, 2021 (provided, however, if the date of the 2021 annual stockholders’ meeting is changed by more than 30 days from the date of the 2021 Annual Meeting, then the Company will inform stockholders of a new deadline, which shall be a reasonable time before the Company begins to print and send its proxy materials). The Company’s By-laws require that stockholder proposals made outside of Rule 14a-8 (i.e., proposals that are not to be included in the proxy statement, but to be otherwise considered at the annual stockholders’ meeting) must comply with the requirements of Article II, Section 3 of the Company’s By-laws and in the case of the 2022 annual stockholders’ meeting, must be received by the Company’s Secretary by no earlier than March 5, 2022 and by no later than April 4, 2022 (provided, however, that if the 2022 annual stockholders’ meeting is called for a date that is not within 30 days before or after the 1-year anniversary of the 2021 Annual Meeting date, the stockholder’s notice, in order to be timely, must be received by the Company’s Secretary not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the 2022 annual stockholders’ meeting is mailed or such public disclosure of the date of the 2022 annual stockholders’ meeting is made).
VOTING THROUGH THE INTERNET OR BY TELEPHONE
Our stockholders voting through the Internet or telephone should understand that there may be costs associated with such voting methods, such as usage charges from Internet access providers or telephone companies, which must be borne by the stockholder. To vote by telephone if you are a stockholder of record of our voting capital stock as of the Record Date, call toll free 1-800-690-6903 and follow the instructions provided by the recorded message. To vote by telephone if you are a beneficial owner of our voting capital stock as of the April 8, 2021 Record Date (i.e., your shares are held in a brokerage account or by another nominee), call the toll free number listed on your voting instruction form or follow the instructions provided by your broker. To vote through the Internet, log on to the Internet and go to www.proxyvote.com and follow the steps on the secure website. In either case, you should have your Control Number(s) listed on your Internet Notice or proxy available for voting.

ADDITIONAL INFORMATION
The Company will provide stockholders with a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC on March 11, 2021, including financial statements and financial statement schedules, without charge, upon written request to the Company’s Secretary via email to grace.fu@revlon.com. To ensure timely delivery of such documents prior to the 2021 Annual Meeting, any request should be sent to the Company promptly.
For your convenience, please note that current electronic printable copies of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as a copy of our Internet Notice and this Proxy Statement, are available on the Company’s website at www.revloninc.com under the heading “Investors - Filings & Reports - SEC Filings”, as well as the SEC’s website at www.sec.gov through the Filings and Forms (EDGAR) pages. In addition, electronic printable copies of the Corporate Governance Guidelines, Board Guidelines for Assessing Director Independence, Code of Conduct and Business Ethics, Audit Committee Pre-Approval Policy and the current charters of the Audit Committee and Compensation Committee are available at www.revloninc.com under the heading “Investors - Corporate Governance.” Any person wishing to receive an electronic copy of the Company’s 2020 Form 10-K, without charge, may send an email making such a request and including a return email address to grace.fu@revlon.com (note that the Company’s ability to respond may be subject to file size limitations imposed by Internet service providers and e-mail services).
OTHER BUSINESS
Management does not intend to present any other items of business at the 2021 Annual Meeting and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the 2021 Annual Meeting. However, if any other matters properly come before the 2021 Annual Meeting, the persons designated by the Company as proxies may vote the shares of Revlon Common Stock that they represent in their discretion.
By Order of the Board of Directors

Grace Fu
Deputy General Counsel & Corporate Secretary
New York, New York
April 20, 2021

ANNEX A
REVLON, INC.
2021 AUDIT COMMITTEE PRE-APPROVAL POLICY
I.	STATEMENT OF PRINCIPLES
The Audit Committee is required to pre-approve the audit and non-audit services performed by the Company’s independent auditor, KPMG LLP (“KPMG LLP” or the “independent auditor”), in order to assure that KPMG LLP’s provision of such services does not impair its independence. Unless a type of service to be provided by the independent auditor is within the pre-approved services and dollar limits set forth in the appendices attached to this Policy, the provision of such service by the independent auditor will require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit Services, Audit-Related Services, Tax Services and All Other Services that have the general pre-approval of the Audit Committee for 2021, as well as the applicable dollar limits for the particular services. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
II.	DELEGATION
The Audit Committee may delegate pre-approval authority to one or more of its members for Audit-Related, Tax Services or All Other Services (each as defined below) to be provided by the independent auditor (but excluding Annual Audit Services referred to in Section III below and prohibited services referred to in Section VII below). Specifically, the Chairman of the Audit Committee may approve services which are not Annual Audit Services referred to in Section III below or prohibited services referred to in Section VII below if the fees as to any applicable project will not exceed $35,000, provided that the independent auditor complies with any applicable rules or requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at least quarterly on the services provided by KPMG LLP and the approximate fees paid or payable to KPMG LLP for such services during the preceding quarter, including a report on any services pre-approved during such quarter by the Chairman of the Audit Committee pursuant to this Section II.
III.	AUDIT SERVICES
The terms and fees of the annual Audit Services engagement, including, without limitation, the independent auditor's services in connection with the audit of the Company's annual financial statements and internal control over financial reporting and the independent auditor's review of the Company's financial statements included in the Company's quarterly reports on Form 10-Q, are subject to the specific pre-approval of the Audit Committee. Any changes in terms, conditions and fees resulting from changes in audit scope or other matters, if necessary, are also subject to Audit Committee approval.
In addition to the foregoing annual Audit Services engagement, the Audit Committee may grant pre-approval for other Audit Services, which are those services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as comfort letters, statutory audits, attest services, consents and assistance with and review of documents filed with the SEC. The Audit Committee has pre-approved the other Audit Services listed in Appendix A, provided that such services do not exceed the pre-approved fees set forth on Appendix A. All other Audit Services not listed in Appendix A must be specifically pre-approved by the Audit Committee.
IV.	AUDIT-RELATED SERVICES
Audit-Related Services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor, and in each case which are not covered by the Audit Services described in Section III. Such services could include, among other things, employee benefit plan audits, due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, attest services and internal control reviews that are not required by statute and regulation and consultations concerning financial accounting and reporting standards. The Audit Committee believes that the provision of Audit-Related Services does not impair the auditor’s independence, and has pre-approved the Audit-Related Services listed in Appendix B, provided that such services do not exceed the pre-approved fees set forth on Appendix B. All other Audit-Related Services not listed in Appendix B must be specifically pre- approved by the Audit Committee, except to the extent covered by the
A-1

delegation of authority under Section II above. As to all non- audit internal control services to be provided to the Company, the independent auditor must: (1) describe in writing to the Audit Committee the scope of the proposed non-audit internal control service; (2) discuss with the Audit Committee any potential effects on the independent auditor's independence that could be caused by the independent auditor's performance of the proposed non-audit internal control service; and (3) document the substance of such discussions with the Audit Committee.
V.	TAX SERVICES
The Audit Committee believes that the independent auditor can provide certain Tax Services to the Company, such as: (i) tax compliance (e.g., preparing original and amended state and federal corporate tax returns, planning for estimated tax payments and preparation of tax return extensions); (ii) tax advice; and (iii) tax planning, without impairing the auditor’s independence. Tax advice and tax planning could include, without limitation, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and employee benefit plans and request for rulings or technical advice from taxing authorities. However, the Audit Committee will not permit the retention of the independent auditor (or any affiliate of the independent auditor) in connection with the provision of any prohibited tax service listed in Exhibit 1 to the Company or its affiliates, as the PCAOB has determined that such prohibited tax services would impair the independent auditor's independence.
The Audit Committee has pre-approved the Tax Services listed in Appendix C, provided that such services do not exceed the pre- approved fees set forth on Appendix C. All other Tax Services for the Company not listed in Appendix C must be specifically pre- approved by the Audit Committee, except to the extent covered by the delegation of authority under Section II above, provided that the independent auditor complies with any applicable rules and the following requirements to document the applicable Tax Services to the Audit Committee and to discuss such services with the Audit Committee.
As to all Tax Services for the Company, the independent auditor must: (1) describe in writing to the Audit Committee the scope of the proposed Tax Service, the proposed fee structure for the engagement and any agreement between the independent auditor and the Company and its affiliates relating to the proposed Tax Service; (2) describe in writing to the Audit Committee any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the independent auditor or any of its affiliates and any person (other than the Company and its affiliates) with respect to the promoting, marketing or recommending of any transaction covered by the Tax Service; (3) discuss with the Audit Committee any potential effects of the proposed Tax Services on the independent auditor’s independence; and (4) document the substance of such discussions with the Audit Committee.
VI.	ALL OTHER SERVICES
The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other Services that it believes are routine and recurring services, and would not impair the auditor’s independence, provided such All Other Services may not include Audit Services referred to in Section III above or prohibited services referred to in Section VII below. The Audit Committee has pre-approved the All Other Services listed in Appendix D, provided that such services do not exceed the pre-approved fees set forth on Appendix D. Permissible All Other Services other than those listed in Appendix D must be specifically pre- approved by the Audit Committee, except to the extent covered by the delegation of authority under Section II above.
VII.	PROHIBITED SERVICES
The Company will not retain its independent auditors for any services that are “prohibited services” as defined by applicable statutes or regulations, as may be in effect from time to time, including, without limitation, those services prohibited by Section 201(a) of the Sarbanes-Oxley Act of 2002 and the SEC's or the PCAOB's rules and regulations and such other rules and regulations as may be promulgated thereunder from time to time. Attached to this policy as Exhibit 1 is a list of the SEC’s and PCAOB's prohibited non- audit services, including prohibited tax services.
VIII.	PRE-APPROVAL FEE LEVELS
Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any services proposed to be provided by the independent auditors during a fiscal year exceeding these levels will require specific pre-approval by the Audit Committee.
IX.	PROCEDURES
Requests or applications to provide services that require specific approval by the Audit Committee may be submitted to the Audit Committee by the independent auditor and any of the Company's Chief Financial Officer, Chief Accounting Officer and Corporate Controller or General Counsel.
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Appendix A to Annex A
Pre-Approved Audit Services for Fiscal Year 2021
Dated:  November 4, 2020
Service		Total Pre-Approved Annual Fees for Pre- Approved Audit Services: $250,000
1.	Statutory audits or financial audits for subsidiaries of the Company
2.
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents), and assistance in responding to SEC comment letters

3.
Consultations by the Company’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies

Appendix A

Appendix B to Annex A
Pre-Approved Audit-Related Services for Fiscal Year 2021*
Dated:  November 4, 2020
Service		Total Pre-Approved Annual Fees for Pre- Approved Audit- Related Services: $200,000
1.	Due diligence services pertaining to potential business acquisitions/dispositions
2.	Financial statement audits of employee benefit plans
3.	Agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters
4.	Attest services and internal control reviews not required by statute or regulation
5.	Audit work in connection with liquidations and contract terminations; legal entity dissolution/restructuring assistance; and inventory audits
*The foregoing pre-approval of non-audit internal control services identified on this Appendix B is subject in all cases to compliance with Section IV of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.
Appendix B

Appendix C to Annex A
Pre-Approved Tax Services for Fiscal Year 2021*
Dated:  November 4, 2020
Service		Total Pre-Approved Annual Fees for Pre- Approved Tax Services: $675,000
1.	U.S. federal, state and local tax compliance, including, without limitation, review of income, franchise and other tax returns
2.	International tax compliance, including, without limitation, review of income, franchise and other tax returns
3.	U.S. federal, state and local tax advice, including, without limitation, general tax advisory services
4.	International tax advice, including, without limitation, intercompany pricing and advanced pricing agreement services, general tax advisory services and tax audits and appeals services
5.	Global trade and customs consulting and advisory services
*The foregoing pre-approval of Tax Services identified on this Appendix C is subject in all cases to compliance with Section V of this Pre-Approval Policy, including without limitation, compliance with applicable rules to document the services to the Audit Committee and to discuss such services with the Audit Committee.
Appendix C

Appendix D to Annex A
Pre-Approved All Other Services for Fiscal Year 2021
Dated:  November 4, 2020
Service	Total Pre-Approved Annual Fees for Pre- Approved All Other Services: $35,000 per project

All Other Services approved by the Chairman of the Audit Committee pursuant to Section II of this policy, provided that the independent auditor complies with any applicable rules and requirements of this Policy to document the services to the Audit Committee and to discuss such services with the Audit Committee (and in each case excluding Audit Services described in Section III and prohibited services described in Section VII).

Appendix D

Exhibit 1 to Annex A
I.	PROHIBITED NON-AUDIT SERVICES
■	Bookkeeping or other services related to the accounting records or financial statements of the audit client
■	Financial information systems design and implementation*
■	Appraisal or valuation services, fairness opinions or contribution-in-kind reports*
■	Actuarial services*
■	Internal audit outsourcing services*
■	Management functions
■	Human resources
■	Broker-dealer, investment adviser or investment banking services
■	Legal services
■	Expert services unrelated to the audit
Each of these prohibited services is subject to applicable exceptions under the SEC’s rules.
*Unless it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client’s financial statements.
II.	PROHIBITED TAX SERVICES
The PCAOB has determined the following services to be “Prohibited Tax Services” for the independent auditor (including any affiliate of the independent auditor, as defined in PCAOB Rule 3501(a)(i)):
♦  any service or product by the independent auditor or any of its affiliates for the Company and its affiliates for a contingent fee or a commission, including any fee established for the sale of a product or the performance of any service pursuant to an arrangement in which no fee would be payable unless a specified finding or result is attained or the amount of the fee is otherwise dependent on the finding or result of such product or service, taking into account any rights to reimbursements, refunds or other repayments that could modify the amount received in a manner that make it contingent on a finding or result (excluding fees where the amount is fixed by courts or other public authorities and is not dependent on a finding or result), or the independent auditor or any of its affiliates receives, directly or indirectly, a contingent fee or commission;
♦  non-audit services by the independent auditor or any of its affiliates for the Company and its affiliates related to marketing, planning or opining in favor of the tax treatment of a “confidential transaction” as defined under PCAOB Rule 3501(c)(i) or an “aggressive tax position transaction” (including, without limitation, any transaction that is a “listed transaction” under applicable U.S. Treasury regulations) that was (i) initially recommended, directly or indirectly, by the independent auditor or another tax advisor with which the independent auditor has a formal agreement or other arrangement related to the promotion of such transactions, and (ii) a significant purpose of which is tax avoidance, unless the proposed tax treatment is at least more likely than not to be allowable under applicable tax laws; and
♦  tax services by the independent auditor or any of its affiliates for persons that serve in a financial reporting oversight role at the Company or its affiliates, including any employee who is in a position to, or does, exercise influence over the contents of the Company's financial statements or any employee who prepares the financial statements, including, without limitation, the Company's chief executive officer, president, chief financial officer, chief operating officer, general counsel, chief accounting officer, controller, director of internal audit, director of financial reporting, treasurer or any equivalent position, including for any immediate family member of such employees (being such employee's spouse, spousal equivalent and dependents), but excluding tax services for: (i) any person who serves in a financial reporting oversight role for the Company or its affiliates solely because such person serves as a member of the Board of Directors, the Audit Committee, any other Board committee or similar management or governing body of the Company or its affiliates (in each case who do not otherwise occupy an employment position in a financial oversight role); (ii) any person serving in a financial reporting oversight role at the Company or its affiliates only because of such person’s relationship to an affiliate of the Company if such affiliate’s financial statements (1) are not material to the Company's consolidated financial statements or (2) are audited by an auditor other than the Company's independent auditor or its associated persons; and (iii) employees who were not in a financial reporting oversight role for the Company or its affiliates before a hiring, promotion or other change in employment event and the tax services were provided by the independent auditor or any of its affiliates to such person pursuant to an engagement in process before the hiring, promotion or other change in employment event, provided that such tax services are completed on or before 180 days after the hiring or promotion event.
Last reviewed and updated as of November 4, 2020

Annex B
SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED REVLON, INC. STOCK PLAN
Whereas, pursuant to 3.1 of the Fourth Amended and Restated Revlon, Inc. Stock Plan (the “Plan”), the Board of Directors (the “Board”) of Revlon, Inc. (the “Company”) is authorized to amend the Plan, subject to approval of the stockholder’s if applicable;
Whereas, the Board has deemed it advisable to amend the Plan as follows (the “Equity Plan Amendment”) to (i) increase the number of shares reserved by 2,000,000 shares, and (ii) extend the term of the Plan:
1. Equity Plan Amendment.
(a)	The first sentence of Section 1.5(a) is hereby amended to read in its entirety as follows:
Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Awards may be granted shall be equal to the excess (if any) of (i) 8,565,000 shares over (ii) the sum (without duplication) of (A) the number of shares subject to outstanding options, outstanding unrelated stock appreciation rights, outstanding restricted stock awards not vested pursuant to the lapse of restrictions and outstanding restricted stock unit awards as to which the award cycle has not expired, granted under the Plan, (B) the number of shares previously issued pursuant to the exercise of options granted under the Plan, (C) the number of shares subject to an option, restricted stock award or restricted stock unit award or part thereof which is canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.8(f), (D) the number of shares in respect of which stock appreciation rights granted under the Plan shall have previously been exercised, (E) the number of shares previously vested pursuant to the lapse of restrictions under restricted stock awards granted under the Plan, (F) the number of shares previously issued pursuant to unrestricted stock awards, and (G) the number of shares previously issued or issuable pursuant to restricted stock unit awards as to which the award cycle has expired. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the grantee having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan.
(b)	The first sentence of Section 3.14 is hereby amended to read in its entirety as follows:
The Plan shall terminate on August 1, 2030, and no Awards shall thereafter be made under the Plan.
2. Effectiveness. The Equity Plan Amendment has been duly adopted by the Board and shall be effective upon approval by the Company’s stockholders (the “Effective Date”).
3. Effect on the Plan. The Equity Plan Amendment shall not constitute a waiver, amendment or modification of any provision of the Plan not expressly referred to herein. Except as expressly amended or modified herein, the provisions of the Plan are and shall remain in full force and effect and are hereby ratified and confirmed. On and after the Effective Date, each reference in the Plan to “this Plan,” “herein,” “hereof,” “hereunder” or words of similar import shall mean and be a reference to the Plan as amended hereby. To the extent that a provision of the Equity Plan Amendment conflicts with or differs from a provision of the Plan, such provision of the Equity Plan Amendment shall prevail and govern for all purposes and in all respects.
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B-1

Annex C
THE COMPANY’S FOURTH AMENDED AND RESTATED STOCK PLAN,
AS AMENDED SEPTEMBER 5, 2019

Fourth Amended and Restated Revlon, Inc. Stock Plan

ARTICLE I

GENERAL
1.1 Purpose. The purpose of this Fourth Amended and Restated Revlon, Inc. Stock Plan (the “Plan”) is to provide for certain officers, directors and executive, managerial and other employees of Revlon, Inc. (“Revlon” and, together with its subsidiaries, the “Company”) and its Affiliates an incentive to maintain and enhance the long-term performance and profitability of the Company. It is the further purpose of the Plan to permit the granting of awards that will constitute performance based compensation for certain executive officers, as described in section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations promulgated thereunder.
1.2 Administration.
(a)  The Plan shall be administered by a committee (the “Committee”) appointed by the Board of Directors of Revlon (the “Board”), which committee shall consist of two or more directors. It is intended that the directors appointed to serve on the Committee shall be “outside directors” (within the meaning of Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto) to the extent Code section 162(m) is applicable, and that discretionary grants of Awards to non-employee directors be administered by a committee of “non-employee directors” (as such term is defined by Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); however, the mere fact that a Committee member shall fail to qualify under the foregoing requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the sole discretion of, the Board. To the extent permitted by applicable law, the Committee may delegate to any officer of Revlon the authority to grant options (as defined below) to officers or employees of the Company who are not subject to Section 16 of the Exchange Act, or the limitations of Code section 162(m).
(b)  The Committee shall have the discretionary authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and Plan agreements executed pursuant to Section 2.6, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan.
(c)  The determination of the Committee on all matters relating to the Plan or any Plan agreement (as defined in Section 2.6) shall be conclusive.
(d)  No member of the Committee shall be liable for any Plan Action (as defined in Section 3.2(a)), including without limitation any action or determination made in good faith with respect to the Plan or any Award hereunder.
1.3 Persons Eligible for Awards. Awards under the Plan may be made to such officers, directors and executive, managerial and other employees (“key personnel”) of the Company or its Affiliates as the Committee shall in its sole discretion select. The Committee may make grants of Awards conditional upon execution by the grantee of the Company's standard Agreement on Confidentiality and Non Competition, as in effect from time to time.
1.4 Types of Awards Under the Plan.
(a)  Awards may be made under the Plan in the form of (i) stock options (“options”), (ii) stock appreciation rights (“stock appreciation rights”) related to an option (“related stock appreciation rights”), (iii) stock appreciation rights not related to any option (“unrelated stock appreciation rights”), (iv) restricted stock awards, (v) unrestricted stock awards and (vi) restricted stock unit awards, all as more fully set forth in Article II (collectively, “Awards”).
(b)  Options granted under the Plan may be either (i) “nonqualified” stock options subject to the provisions of Code section 83 or (ii) options intended to qualify for incentive stock option treatment described in Code section 422.
(c)  All options when granted are intended to be nonqualified options, unless the applicable Plan agreement explicitly states that an option is intended to be an incentive stock option. If an option is granted with the stated intent that it be an incentive stock option, and if for any reason such option (or any portion thereof) shall not qualify as an incentive stock option, then, to the extent of such nonqualification, such option (or portion) shall be regarded as a nonqualified option appropriately granted under the Plan provided that such option (or portion) otherwise satisfies the terms and conditions of the Plan relating to nonqualified options generally.

1.5  Shares Available for Awards.
(a)  Subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Awards may be granted shall be equal to the excess (if any) of (i) 6,565,000 shares over (ii) the sum (without duplication) of (A) the number of shares subject to outstanding options, outstanding unrelated stock appreciation rights, outstanding restricted stock awards not vested pursuant to the lapse of restrictions and outstanding restricted stock unit awards as to which the award cycle has not expired, granted under the Plan, (B) the number of shares previously issued pursuant to the exercise of options granted under the Plan, (C) the number of shares subject to an option, restricted stock award or restricted stock unit award or part thereof which is canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.8(f), (D) the number of shares in respect of which stock appreciation rights granted under the Plan shall have previously been exercised, (E) the number of shares previously vested pursuant to the lapse of restrictions under restricted stock awards granted under the Plan, (F) the number of shares previously issued pursuant to unrestricted stock awards, and (G) the number of shares previously issued or issuable pursuant to restricted stock unit awards as to which the award cycle has expired. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the grantee having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan. For purposes of the foregoing sentence, a grantee shall not be deemed to have received any “benefit” (i) in the case of forfeited restricted stock awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled pursuant to subsection (c) of this Section 1.5 by reason of a new Award being granted in substitution therefor. The grant or vesting of restricted stock unit awards that by their terms may be settled solely in cash shall not reduce the number of shares of Common Stock that may be made subject to awards under the Plan. Further, to the extent that payment for an option upon exercise is made with shares of Common Stock or shares of Common Stock are withheld from payment of an Award (including without limitation upon vesting of restricted stock) in satisfaction of any federal, state or local tax withholding requirements, such shares shall be available for future Awards under the Plan.
(b)  Shares of Common Stock that shall be subject to issuance pursuant to Awards made under the Plan shall be authorized and unissued or treasury shares of Common Stock.
(c)  Without limiting the generality of the preceding provisions of this Section 1.5, the Committee may, but solely with the grantee's consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is made.
(d)  In any calendar year, a person eligible for Awards under the Plan may not be granted options or stock appreciation rights covering in the aggregate a total of more than 100,000 shares of Common Stock. In any calendar year, an “independent” director (as determined pursuant to Revlon's “Board Guidelines for Assessing Director Independence” or similar guidelines in effect from time to time) of Revlon who is not also an employee of the Company may not be granted options or stock appreciation rights covering in the aggregate more than such number of shares of Common Stock with a fair market value (determined as of any respective date of grant in accordance with Section 1.6(c)) in excess of $100,000.
1.6  Definitions of Certain Terms.
(a)  The term “Affiliate” as used herein means any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.
(b)  The term “Common Stock” as used herein means the shares of Class A Common Stock of Revlon as constituted on the effective date of the Plan, and any other shares into which such Common Stock shall thereafter be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.
(c)  Except as otherwise determined by the Committee, the term “fair market value” as used herein as of any date and in respect of any share of Common Stock shall mean, as determined by the Committee, either (i) the closing price of a share of Common Stock as reported on the New York Stock Exchange (or such other securities exchange or national market system on which Common Stock is principally traded) as of such date or (ii) the mean between the high and low sales prices of a share of Common Stock as reported on the New York Stock Exchange (or such other securities exchange or national market system on which Common Stock is principally traded) as of such date.

(d)  In no event shall the fair market value of any share of Common Stock, the option exercise price of any option, the appreciation base per share of Common Stock under any stock appreciation right, or the amount payable per share of Common Stock under any other Award, be less than the par value per share of Common Stock.
ARTICLE II

STOCK OPTIONS; STOCK APPRECIATION RIGHTS; STOCK AWARDS;
RESTRICTED STOCK UNIT AWARDS
2.1   Grant of Stock Options.  The Committee may grant options under the Plan to purchase shares of Common Stock to such key personnel, in such amounts and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan.
2.2  Grant of Stock Appreciation Rights.
(a)  The Committee may grant a related stock appreciation right in connection with all or any part of an option granted under the Plan, either at the time such option is granted or at any time thereafter prior to the exercise, termination or cancellation of such option, and subject to such terms and conditions as the Committee shall from time to time determine in its sole discretion, consistent with the terms and provisions of the Plan. The grantee of a related stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, thereby have the right by exercise thereof to surrender to the Company for cancellation all or a portion of such related stock appreciation right, but only to the extent that the related option is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the related stock appreciation right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base (determined pursuant to Section 2.6(d)) of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered.
(b)  The Committee may grant an unrelated stock appreciation right to such key personnel, and in such amounts and subject to such terms and conditions, as the Committee shall from time to time determine in its sole discretion, subject to the terms and provisions of the Plan. The grantee of an unrelated stock appreciation right shall, subject to the terms and conditions of the Plan and the applicable Plan agreement, have the right to surrender to the Company for cancellation all or a portion of such stock appreciation right, but only to the extent that such stock appreciation right is then exercisable, and to be paid therefor an amount equal to the excess (if any) of (i) the aggregate fair market value of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered (determined as of the exercise date), over (ii) the aggregate appreciation base (determined pursuant to Section 2.6(d)) of the shares of Common Stock subject to the stock appreciation right or portion thereof surrendered.
(c)  Payment due to the grantee upon exercise of a stock appreciation right shall be made (i) by check, (ii) in Common Stock (valued at the fair market value thereof as of the date of exercise), or (iii) partly in the manner provided in clause (i) and partly in the manner provided in clause (ii), all as determined by the Committee in its sole discretion. If the Committee shall determine to make all of such payments in Common Stock, no fractional shares shall be issued and no payments shall be made in lieu of fractional shares.
(d)  The grant or exercisability of any stock appreciation right may be subject to such conditions as the Committee, in its sole discretion, shall determine, including a change of ownership or control of the Company or an Affiliate. A stock appreciation right may be deemed to be automatically exercised upon the occurrence of such events or conditions as may be determined by the Committee in an applicable Plan agreement.
2.3   Special ISO Requirements. In order for a grantee to receive special tax treatment with respect to stock acquired under an option granted as an incentive stock option, the grantee of such option must be, at all times during the period beginning on the date of grant and ending on the day three months before the date of exercise of such option, an employee of the Company or any of the Company's parent or subsidiary corporations (within the meaning of Code section 424), or of a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction in which Code section 424(a) applies. If an option granted under the Plan is intended to be an incentive stock option, then the option exercise price per share shall in no event be less than 100% of the fair market value of the Common Stock on the date of such grant. If an option granted under the Plan is intended to be an incentive stock option, and if the grantee, at the time of grant, owns stock possessing 10 percent or more of the total combined voting power of all classes of stock of the grantee's employer corporation or of its parent or subsidiary corporation, then (i) the option exercise price per share shall in no event be less than 110% of the fair market value of the Common Stock on the date of such grant and (ii) such option shall not be exercisable after the expiration of five years after the date such option is granted. Options granted under the Plan that are intended to be incentive stock options may also have additional limitations pursuant to the Code.
2.4  Restricted and Unrestricted Stock Awards.
(a)  The Committee may grant restricted stock awards, alone or in tandem with other Awards under the Plan, to such key personnel, and subject to such restrictions, terms and conditions, as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Plan agreements. The vesting of a restricted stock award granted under the Plan may be conditioned upon the completion of a specified period of employment, or in the case of directors who are not employees of the Company or its Affiliates, their services as such, with the Company or any Affiliate, upon the attainment of specified performance goals, and/or upon such other criteria as the Committee may determine in its sole discretion.
(b)  The Committee may grant unrestricted stock awards, alone or in tandem with other Awards under the Plan, to such key personnel and subject to such terms and conditions as the Committee shall determine in its sole discretion and as shall be evidenced by the applicable Plan agreements.
(c)  Each Plan agreement with respect to a restricted stock award shall set forth the amount (if any) to be paid by the grantee with respect to such Award and when or in what circumstances such payment is required to be made. If a grantee made any payment for a restricted stock award or portion thereof which does not vest, appropriate payment shall be made to the grantee upon or following such forfeiture if and on such terms and conditions as the Committee may determine.
(d)  Upon the grant of a restricted stock award, the Company shall promptly instruct its transfer agent to record the restricted stock as the property of the grantee, subject to the restrictions, terms and conditions set forth in the applicable Plan agreement. The Committee may provide that a certificate or certificates representing the shares underlying a restricted stock award shall be registered in the grantee's name and bear an appropriate legend specifying that such shares are not transferable and are subject to the provisions of the Plan and the restrictions, terms and conditions set forth in the applicable Plan agreement, or that such certificate or certificates shall be held in escrow by the Company on behalf of the grantee until such shares become vested or are forfeited, all on such terms and conditions as the Committee may determine. Except as the applicable Plan agreement may otherwise provide, no shares underlying a restricted stock award may be assigned, transferred, or otherwise encumbered or disposed of by the grantee until such shares have vested in accordance with the terms of such Award. Subject to the provisions of Section 3.2, upon the vesting of a restricted stock award in accordance with the terms of such Award, the Company shall promptly instruct its transfer agent to eliminate any notation of the restrictions with respect to the shares and to record the shares as outstanding, with no restrictions. After any restricted stock award shall vest, the Company may issue or reissue to the grantee (or to the grantee's designated beneficiary in the event of the grantee's death) a certificate or certificates for the Common Stock underlying such restricted stock award without the restrictive legend on such terms and conditions as the Committee may determine.
(e)  If and to the extent that the applicable Plan agreement may so provide, a grantee shall have the right to vote and receive dividends on the shares underlying a restricted stock award granted under the Plan. Unless otherwise provided in the applicable Plan agreement, any stock received as a dividend on, or in connection with a stock split of, the shares underlying a restricted stock award shall be subject to the same restrictions as the shares underlying such restricted stock award.
(f)  In the event that the Committee grants a stock award that is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the following rules shall apply (as such rules may be modified by the Committee to conform with Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions thereto): (i) payments under the stock award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the stock award relates (or if less, 25% of such period of service); (ii) the performance goal(s) to which the stock award relates shall be based on one or more of the following business criteria applied to the grantee, a business unit or the Company and/or an Affiliate: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs, sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes; (iii) in any year, a grantee may not be granted stock awards covering a total of more than 100,000 shares of Common Stock pursuant to this Section 2.4(f);

and (iv) once granted, the Committee may not have discretion to increase the amount payable under such stock award, provided, however, that whether or not a stock award is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the Committee shall make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted by the Financial Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business all determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board or any successor thereto (“APB Opinion No. 30”), (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making any award under this Section 2.4(f), certify in writing that all applicable performance goals have been attained.
2.5  Restricted Stock Unit Awards.
(a)  The Committee may grant restricted stock unit awards, alone or in tandem with other Awards under the Plan, to acquire shares of Common Stock to such key personnel and in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine, subject to the terms of the Plan.
(b)  Each restricted stock unit award under the Plan shall relate to a specified maximum number of shares, and shall be exchangeable, as determined in the sole discretion of the Committee, for all or a portion of such shares, or for cash (or such other form of consideration as may be determined by the Committee equivalent in value thereto) in up to an amount equal to the fair market value of an equal number of unrestricted shares, at the end of such specified period (an “award cycle”) as may be established by the Committee. The number of such shares which may be deliverable pursuant to such restricted stock unit award shall be conditioned upon the completion of a specified period of employment (or in the case of directors who are not employees of the Company or its Affiliates, their services as such) with the Company or an Affiliate, upon the attainment over such award cycle of such measure of the performance of the Company, an Affiliate, one or more of its or their respective divisions or other business units, or the grantee, and/or upon such other criteria as the Committee may determine in its sole discretion. The Committee may make such provision in the Plan agreement for full or partial credit, prior to completion of such award cycle or achievement of the degree of attainment of any measures of performance specified in connection with such restricted stock unit award, in the event of the participant's death, retirement or other cessation of services, or disability, or in such other circumstances, as the Committee in its sole discretion may determine to be fair and equitable to the participant or in the interest of the Company.
(c)  In the event that the Committee grants a restricted stock unit award that is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the following rules shall apply (as such rules may be modified by the Committee to conform with Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions, and any changes thereto): (i) payments under the restricted stock unit award shall be made solely on account of the attainment of one or more objective performance goals established in writing by the Committee not later than 90 days after the commencement of the period of service to which the restricted stock unit award relates (or if less, 25% of such period of service); (ii) the performance goal(s) to which the restricted stock unit award relates shall be based on one or more of the following business criteria applied to the grantee, a business unit or the Company and/or an Affiliate: stock price, market share, sales, earnings per share, return on equity, assets, capital or investment, net income, operating income, operating income before restructuring charges, plus depreciation and amortization other than relating to early extinguishment of debt and debt issuance costs, sales growth, expense targets, working capital targets relating to inventory and/or accounts receivable, operating margin, planning accuracy (as measured by comparing planned results to actual results), and implementation or completion of critical projects or processes; (iii) in any year, a grantee may not be granted restricted stock unit awards covering a total of more than 100,000 shares of Common Stock pursuant to this Section 2.5(c); and (iv) once granted, the Committee may not have discretion to increase the amount payable under such restricted stock unit award, provided, however, that whether or not a restricted stock unit award is intended to constitute qualified performance-based compensation within the meaning of Code section 162(m), the Committee shall make appropriate adjustments in performance goals under an Award to reflect the impact of extraordinary items not reflected in such goals. For purposes of the Plan, extraordinary items shall be defined as (1) any profit or loss attributable to acquisitions or dispositions of stock or assets, (2) any changes in accounting standards that may be required or permitted the Financial

Accounting Standards Board or adopted by the Company after the goal is established, (3) all items of gain, loss or expense for the year related to restructuring charges for the Company, (4) all items of gain, loss or expense for the year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business all determined in accordance with standards established by APB Opinion No. 30, (5) all items of gain, loss or expense for the year related to discontinued operations that do not qualify as a segment of a business as defined in APB Opinion No. 30, and (6) such other items as may be prescribed by Code section 162(m) and the Treasury Regulations thereunder as may be in effect from time to time, and any amendments, revisions or successor provisions and any changes thereto. The Committee shall, prior to making any award under this Section 2.5(c), certify in writing that all applicable performance goals have been attained.
(d)  To the extent determined by the Committee and provided in a Plan agreement, dividend equivalents shall be credited to a grantee in respect of restricted stock units held by the grantee. Such dividend equivalents shall be converted into additional restricted stock units by dividing (i) the aggregate amount or value of the dividends paid with respect to that number of shares of Common Stock equal to the number of restricted stock units then credited by (ii) the fair market value per share of Common Stock on the payment date for such dividend. The additional restricted stock units credited by reason of such dividend equivalents shall be subject to all the terms and conditions of the restricted stock unit to which they relate.
2.6  Agreements Evidencing Awards.
(a)  Awards granted under the Plan shall be evidenced by written agreements (“Plan agreements”) which shall contain such provisions not inconsistent with the terms and provisions of the Plan as the Committee may in its sole discretion deem necessary or desirable.
(b)  Each Plan agreement with respect to the granting of an Award other than a related stock appreciation right shall set forth the number of shares of Common Stock subject to the Award granted thereby. Each Plan agreement with respect to the granting of a related stock appreciation right shall set forth the number of shares of Common Stock subject to the related option which shall also be subject to the related stock appreciation right granted thereby.
(c)  Each Plan agreement with respect to the granting of an option shall set forth the amount (the “option exercise price”) payable by the grantee to the Company in connection with the exercise of the option evidenced thereby. The option exercise price per share shall in no event be less than 100% of the fair market value of a share of Common Stock on the date the option is granted.
(d)  Each Plan agreement with respect to a stock appreciation right shall set forth the amount (the “appreciation base”) over which appreciation will be measured upon exercise of the stock appreciation right evidenced thereby. The appreciation base per share of Common Stock subject to an unrelated stock appreciation right shall in no event be less than 100% of the fair market value of a share of Common Stock on the date the stock appreciation right is granted. The appreciation base per share of Common Stock subject to a related stock appreciation right shall in all cases be the option exercise price per share of Common Stock subject to the related option.
2.7   Exercise of Related Stock Appreciation Right Reduces Shares Subject to Option.  Upon any exercise of a related stock appreciation right or any portion thereof, the number of shares of Common Stock subject to the related option shall be reduced by the number of shares of Common Stock in respect of which such stock appreciation right shall have been exercised.
2.8   Exercisability of Options, Stock Appreciation Rights and Other Awards; Cancellation of Awards in Certain Cases.
Subject to the other provisions of the Plan:
(a)  Except as hereinafter provided, each Plan agreement with respect to an option or stock appreciation right shall set forth the period during which and the conditions subject to which the option or stock appreciation right evidenced thereby shall be exercisable, and each Plan agreement with respect to a restricted stock award or restricted stock unit award shall set forth the period after which and the conditions subject to which the shares underlying such Award shall vest or be deliverable, all such periods and conditions to be determined by the Committee in its sole discretion. Unless the applicable Plan agreement otherwise specifies: no option or stock appreciation right shall be exercisable prior to the first anniversary of the date of grant, and each option or stock appreciation right granted under the Plan shall become cumulatively exercisable with respect to 25% of the shares of Common Stock subject thereto, rounded down to the next lower full share, on the first anniversary of the date of grant, and with respect to an additional 25% of the shares of

Common Stock subject thereto, rounded down to the next lower full share, on each of the second and third anniversaries of the date of grant, and shall become 100% exercisable on the fourth anniversary of the date of grant, and shall remain 100% exercisable until the expiration date of the Award and shall terminate and cease to be exercisable on the day after the expiration date of the Award.
(b)  Except as provided in Section 2.10(e), (i) no option or stock appreciation right awarded on or after April 14, 2004 may be exercised more than 7 years after the date of grant, and (ii) no shares of Common Stock underlying any other Award under the Plan may vest or become deliverable more than 10 years after the date of grant.
(c)  Unless the applicable Plan agreement otherwise provides, a related stock appreciation right shall be exercisable at any time during the period that the related option may be exercised.
(d)  Unless the applicable Plan agreement otherwise provides, an option or stock appreciation right granted under the Plan may be exercised from time to time as to all or part of the full number of shares as to which such option or stock appreciation right shall then be exercisable.
(e)  An option or stock appreciation right shall be exercisable by the filing of a written notice of exercise with the Company, on such form and in such manner as the Committee shall in its sole discretion prescribe, and by payment in accordance with Section 2.9.
(f)  Unless the applicable Plan agreement otherwise provides: in the case of an option or stock appreciation right, at any time after the Company's receipt of written notice of exercise of an option or stock appreciation right and prior to the option or stock appreciation right exercise date (as defined in subsection (g) of this Section 2.8), and in the case of a stock award or restricted stock unit award, at any time within the six business days immediately preceding the otherwise applicable date on which the previously restricted stock award or restricted stock unit award would otherwise have become unconditionally vested or the shares subject thereto unconditionally deliverable, the Committee, in its sole discretion, shall have the right, by written notice to the grantee, to cancel such Award or any part thereof if the Committee, in its sole judgment, determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of Common Stock from the public markets, the Company's issuance of Common Stock to the grantee, the grantee's acquisition of Common Stock from the Company and/or the grantee's sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any part of an Award, the Company shall pay to the grantee an amount equal to the excess of (i) the aggregate fair market value of the shares of Common Stock subject to the Award or part thereof canceled (determined as of the option or stock appreciation right exercise date, or the date that shares would have been unconditionally vested or delivered in the case of a stock award or restricted stock unit award), over (ii) the aggregate option exercise price or appreciation base of the option or stock appreciation right or part thereof canceled (in the case of an option or stock appreciation right) or any amount payable as a condition of delivery of shares (in the case of a stock award or restricted stock unit award). Such amount shall be delivered to the grantee as soon as practicable after such Award or part thereof is canceled.
(g)  Unless the applicable Plan agreement otherwise provides, the “option exercise date” and the “stock appreciation right exercise date” shall be the date that written notice of exercise, together with payment, are received by the Company; provided that if subsection (f) of this Section 2.8 is applicable, the option exercise date or stock appreciation right exercise date shall be the later of: (i) the sixth business day following the date written notice of exercise is received by the Company; and (ii) the date when payment is received by the Company.
(h)  Notwithstanding any other provision of the Plan (but except as otherwise provided in this subsection (h)), Awards other than options and stock appreciation rights shall vest (i.e., become nonforfeitable) over a minimum period of three years; provided that (i) in the event of a Reorganization Event (as defined in Section 3.11(a)) or, in respect of such an Award to any grantee, in the event of the grantee's death, disability, or retirement, no such minimum vesting period shall be required, (ii) to the extent vesting in such an Award is conditioned upon the achievement of one or more performance goals, the Award shall vest over a minimum period of one year (rather than over a minimum period of three years), and (iii) subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date, the total number of shares of Common Stock with respect to which Awards may be made under this Section 2.8(h) without minimum vesting requirements shall not exceed (A) 656,500 shares (1) less the sum (without duplication) of (a) the number of shares subject to outstanding Awards granted pursuant to this clause (iii) or parts thereof not vested pursuant to the lapse of restrictions, (b) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof which are canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.8(f), and (c) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof which have vested pursuant to the lapse of restrictions, (2) plus (a) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof not vested pursuant to the lapse of restrictions which are canceled without payment of cash or other consideration in connection with termination of the grantee's employment, services or otherwise and (b) shares of Common Stock withheld by the Company for taxes upon vesting of any such Awards granted pursuant to this clause (iii)). For purposes of this subsection (h), vesting over a three-year period or one-year period (as the case may be) may include periodic vesting determined by the Committee over such period if the rate of such vesting is proportional throughout such period; provided, however, that, other than Awards granted under clause (iii) of this Section 2.8(h), Awards other than options and stock appreciation rights may not include periodic vesting thereunder for any interval of less than one year.
2.9  Payment of Award Price.
(a)  Unless the applicable Plan agreement otherwise provides or the Committee in its sole discretion otherwise determines, any written notice of exercise of an option or stock appreciation right must be accompanied by payment of the full option or stock appreciation exercise price. If Section 2.8(g) applies, and the six business day delay for the option exercise date or stock appreciation right exercise date is applied, the grantee shall have no right to pay the option or stock appreciation right exercise price or to receive Common Stock with respect to the option or stock appreciation right exercise prior to the lapse of such six business days.
(b)  Payment of the option exercise price and of any other payment required by the Plan agreement to be made pursuant to any other Award shall be made in any combination of the following: (i) by certified or official bank check payable to the Company (or the equivalent thereof acceptable to the Committee); (ii) with the consent of the Committee in its sole discretion, by personal check (subject to collection) which may in the Committee's sole discretion be deemed conditional; and/or (iii) unless otherwise provided in the applicable Plan agreement, by delivery of previously-acquired shares of Common Stock owned by the grantee for at least six months (or such longer or shorter period as the Committee may in its sole discretion determine that will not result in variable accounting treatment) having a fair market value (determined as of the option exercise date, in the case of options, or other relevant payment date as determined by the Committee, in the case of other Awards) equal to the portion of the exercise price being paid thereby or attestation as to the ownership of such shares of Common Stock by the grantee, provided that the Committee may require, as a condition of accepting any such delivery (or attestation as to ownership) of shares of Common Stock, that the grantee furnish an opinion of counsel acceptable to the Company to the effect that such delivery (or attestation) would not result in the grantee incurring any liability under Section 16(b) of the Exchange Act and does not require any Consent (as defined in Section 3.2(b)) (a “Compliance Opinion”). Payment in accordance with clause (i) of this Section 2.9(b) may be deemed to be satisfied, if and to the extent that the applicable Plan agreement so provides or the Committee permits, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Common Stock to be acquired pursuant to the Award to pay for all of the Common Stock to be acquired pursuant to the Award and an authorization to the broker or selling agent to pay that amount to the Company and to effect such sale at the time of exercise or other delivery of shares of Common Stock, provided that the Committee may require, as a condition of accepting any such payment, that the grantee furnish a Compliance Opinion. As soon as practicable after receipt of full payment, the Company shall, subject to the provisions of Sections 2.8(f) and 3.2, deliver to the grantee a certificate or certificates for the shares of Common Stock deliverable pursuant to such Award, which certificate or certificates may bear such legends as the Company may deem appropriate concerning restrictions on their disposition in accordance with applicable federal and state securities laws, rules and regulations or otherwise.
(c)  Notwithstanding any other provision of this Plan or the applicable Plan agreement, no grantee shall, directly or indirectly, sell any shares of Common Stock unless (i) such grantee owns the shares to be sold or has exercised an Award with respect thereto and the shares to be sold are immediately issuable to the grantee pursuant to such exercise (subject to Section 2.8(g) if applicable) and (ii) such grantee delivers such shares in settlement in accordance with all settlement rules applicable to such transaction.
2.10 Termination of Employment or Services.
(a)  The following “default rules” set forth in this Section 2.10 shall govern the exercisability of options and the continuation of other Awards following termination of employment of a grantee with the Company and its Affiliates, or the termination of services as a director for the Company and its Affiliates for directors who are not employees of the Company or its Affiliates, except in each case where: (i) other provisions of the Plan specify a different rule (e.g., Section 3.11 dealing with early termination of an option in connection with certain corporate events); or (ii) the Plan agreement provides for a different rule (as specified by the Committee pursuant to its authority under the Plan).
(b)  Upon termination of a grantee's employment with the Company and its Affiliates, or in the case of termination of services for directors who are not employees, (i) by the Company or its Affiliate either for (A) “good reason” as defined in the Revlon Executive Severance Policy as in effect on the date of adoption of this Plan, with respect to employees or (B) “good reason,” “cause” or any like term as defined under any employment agreement to which a grantee may be a party or, in the case of non-employee directors, removal for cause as set forth in Revlon's By-laws from time to time or (ii) by a grantee otherwise than either for (A) “good reason,” “cause” or any like term as defined under any employment agreement to which a grantee may be a party from time to time or (B) the reasons described in subsection (d) or (e) hereof, all outstanding options and stock appreciation rights granted to such grantee shall cease to be exercisable, the portions of all restricted stock or restricted stock unit Awards which are unvested or as to which all restrictions have not lapsed shall be automatically cancelled and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment with respect to employees or termination of services in the case of non-employee directors, and all outstanding Awards held by such grantee shall in all respects automatically be canceled on the date of such termination of employment or services, as the case may be.
(c)  Upon termination of a grantee's employment with the Company and its Affiliates, or in the case of termination of services for non-employee directors, for any reason other than as described in subsection (b), (d) or (e) hereof (including by reason of such grantee's employer ceasing to be an Affiliate of the Company), the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of termination of employment or, in the case of non-employee directors, services, may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of such employment or services, as the case may be, may be given for a period of ninety (90) days from and including the date of termination of such employment or services, but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment or services, and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock and restricted stock unit awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled on the date of such termination of employment or services.
(d)  If the grantee voluntarily retires with the consent of the grantee's employer or retires as a non-employee director with the consent of the Company or the grantee's employment or services as a non-employee director terminates due to permanent disability, the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of voluntary retirement or termination of employment or, in the case of non-employee directors, services, may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of termination of such employment or services, as the case may be, may be given for a period of one year from and including the date of termination of such employment or services, but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following the date of such termination of employment or services, and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock and restricted stock unit awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled on the date of such termination of employment or services.
(e)  If the grantee's employment or services (in the case of non-employee directors) terminates by reason of death, or if the grantee's employment or services (in the case of non-employee directors) terminates under circumstances providing for continued exercisability under subsection (c) or (d) of this Section 2.10 and during the period of continued exercisability described in subsection (c) or (d) the grantee dies, the portions of outstanding options and stock appreciation rights granted to such grantee that are exercisable as of the date of the grantee's death may continue to be exercised, and any payment or notice provided for under the terms of any other outstanding Award as respects the portion thereof vested as of the date of death of such grantee may be given by the person to whom such rights have passed under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution) for a period of one year from and including the date of the grantee's death (notwithstanding that such period may extend beyond the otherwise applicable expiration date of the Award), but no additional portions of outstanding options or stock appreciation rights granted to such grantee shall become exercisable, and such grantee (or the person to whom such rights have passed under the grantee's will (or, if applicable, pursuant to the laws of descent and distribution)) may not satisfy any condition, limitation or restriction which is unsatisfied (and no additional portion shall otherwise become vested) under any other outstanding Award, following either the date of death of such grantee as respects a grantee whose employment or services terminates by reason of death, or the date provided in subsection (c) or (d) as respects a grantee whose death occurs during the period of continued exercisability provided in subsection (c) or (d), and such unexercisable or unvested Awards or parts thereof, including the portions of all restricted stock and restricted stock unit awards which are unvested or as to which all restrictions have not lapsed, shall in all respects automatically be canceled either on the date of death of such grantee as respects a grantee whose employment or services terminates by reason of death, or the date provided in subsections (c) or (d) as respects a grantee whose death occurs during the period of continued exercisability provided in subsections (c) or (d).
(f)  Notwithstanding the foregoing, the Committee may, subject to the provisions of this subsection (f), provide for a longer or shorter period for exercise of an option or stock appreciation right or may permit a grantee to continue vesting under any option, stock appreciation right or restricted stock or restricted stock unit award or to make any payment, give any notice and continue satisfying any performance or other condition under any other Award in the case of a grantee whose employment terminates, as follows:
(i)  the Committee may make the aforesaid adjustments in respect to Awards of restricted stock and restricted stock units not subject to the minimum vesting requirements of Section 2.8(h), which have been granted pursuant to the exception thereto in Section 2.8(h)(iii), in the case of a grantee whose employment has terminated, for any reason in the Committee's discretion, and
(ii)  the Committee may make the aforesaid adjustments in respect to any Award granted under the Plan (without limitation by clause (i) immediately above) in the case of a grantee whose employment has terminated due to (or in connection with) the following circumstances: (1) the occurrence of a Reorganization Event involving the Company; or (2) such grantee's employer ceases to be an Affiliate of the Company; or (3) a grantee transfers employment with the Company's consent to a purchaser of a business disposed of by the Company; or (4) a grantee voluntarily retires with the consent of the grantee's employer or retires as a non-employee director with the consent of the Company; or (5) a grantee's employment or services as a non-employee director terminates due to permanent disability; or (6) a grantee dies.
The Committee may in its sole discretion determine: (i) whether any termination of employment or services (in the case of non-employee directors) is a voluntary retirement with employer or the Company consent or is due to permanent disability for purposes of the Plan; (ii) whether any leave of absence (including any short-term or long-term disability or medical leave) constitutes a termination of employment within the meaning of the Plan; or (iii) the applicable date of any such termination of employment or services (in the case of non-employee directors) or permanent disability, and (iv) the impact, if any, of any of the foregoing on Awards under the Plan.
(g)  Any grantee who terminates employment with the Company and its Affiliates who accepts employment with a competitor of the Company in violation of the Company's Employee Agreement as to Confidentiality and Non-Competition, as in effect from time to time, or in violation of any other non-competition agreement or covenant executed by the grantee, as in effect from time to time, shall, within ten (10) days of such acceptance of employment, make a cash payment to the Company equal to the value of any: (1) profits realized from the exercise of any option or stock appreciation right during the twelve (12) month period immediately prior to termination of employment; and (2) restricted stock which vested, or any other Award which vested or for which consideration was received, during the twelve (12) month period immediately prior to the date of such termination of employment and the Company shall be authorized to deduct such amounts from any amounts otherwise due such grantee.
ARTICLE III MISCELLANEOUS
3.1  Amendment of the Plan; Modification of Awards.
(a)  The Board may, without shareholder approval, at any time and from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall impair any rights under any Award theretofore made under the Plan without the consent of the person to whom such Award was made. Furthermore, except as and to the extent otherwise permitted by Section 3.5 or 3.11, no such amendment shall, without approval by a majority in voting power of Revlon's stockholders:
(i)  materially increase the benefits accruing to grantees under the Plan;
(ii)  materially increase the number of shares of Common Stock in respect of which Awards may be issued under the Plan pursuant to Section 1.5, or increase the number of shares of Common Stock in respect of which Awards may be granted in any year under Section 1.5;
(iii) materially modify the designation in Section 1.3 of the class of persons eligible to receive Awards under the Plan;

(iv)  except as provided in Section 2.10(e), (A) permit a stock option or unrelated stock appreciation right awarded on or after April 14, 2004 to be exercisable more than 7 years after the date of grant, or (B) permit shares of Common Stock underlying any other Award to vest or become deliverable more than 10 years after the date of grant;
(v)  permit a stock option to have an option exercise price, or a stock appreciation right to have an appreciation base, of less than 100% of the fair market value of a share of Common Stock on the date the stock option or stock appreciation right is granted;
(vi)  have the effect of lowering the option exercise price of any option or the appreciation base per share of any stock appreciation right after it is granted; or
(vii)  extend the term of the Plan beyond the period set forth in Section 3.14.
(b)  Unless otherwise provided in the Plan or the applicable Plan agreement and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Plan agreements with such grantee, including, without limitation, any amendment which would (i) accelerate the time or times at which an Award may vest or be exercised and/or (ii) extend the scheduled expiration date of the Award, except that no such amendment shall impair any rights under any Award theretofore made under the Plan to the grantee without the consent of the grantee.
3.2  Restrictions.
(a)  If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award under the Plan, the acquisition, issuance or purchase of shares or other rights thereunder, any determination regarding vesting or termination of any Award or satisfaction of any performance or other condition thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a “Plan Action”), then such Plan Action shall not be required to be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Without limiting the generality of the foregoing, in the event that (i) the Committee shall be entitled under the Plan to make any payment in cash, Common Stock or both, and (ii) the Committee shall determine that Consent is necessary or desirable as a condition of, or in connection with, payment in any one or more of such forms, then the Committee shall be entitled to determine not to make any payment whatsoever until such Consent shall have been obtained in the manner aforesaid.
(b)  The term “Consent” as used herein with respect to any Plan Action means (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or other self-regulatory organization or under any federal, state, local or foreign law, rule or regulation, (ii) the expiration, elimination or satisfaction of any prohibitions, restrictions or limitations under any federal, state, local or foreign law, rule or regulation or the rules of any securities exchange or other self-regulatory organization, (iii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made, and (iv) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies or any parties to any loan agreements or other contractual obligations of the Company or any of its Affiliates.
3.3  Nontransferability.
(a)  No Award granted to any grantee under the Plan and no rights under any Plan agreement shall be assignable or transferable by the grantee (voluntarily or by operation of law) other than by will or by the laws of descent and distribution to the extent provided by the Plan and any applicable Plan agreement. During the lifetime of the grantee, all rights with respect to any Award granted to the grantee under the Plan or under any Plan agreement shall be exercisable only by such grantee.
(b)  Notwithstanding Section 3.3(a), the Committee may in the applicable Plan agreement or at any time thereafter provide that options granted hereunder which are not intended to qualify as incentive stock options under Code section 422 may be transferred without consideration by the grantee, subject to such rules as the Committee may adopt to preserve the purposes of the Plan, to:
(i)  the grantee's spouse, children or grandchildren (including adopted and stepchildren and grandchildren) (collectively, the “Immediate Family”);
(ii)  a trust solely for the benefit of the grantee and or members of his or her Immediate Family; or

(iii) a partnership or limited liability company whose only partners or shareholders are the grantee and/or members of his or her Immediate Family members
(each transferee described in clauses (i), (ii) and (iii) above is hereinafter referred to as a “Permitted Transferee”); provided that the grantee provides the Committee with advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the grantee in writing that such a transfer would comply with the requirements of the Plan and any applicable Plan agreement; and provided further that with respect to options granted to officers and directors subject to the reporting requirements of Section 16 of the Exchange Act, no such options may be transferred within six months of the grant date to the extent such transfer would result in the grant of the option being deemed to constitute a non-exempt purchase under Section 16 of the Exchange Act. The terms of any such transferred option shall apply to the Permitted Transferee, except that Permitted Transferees shall not be entitled to transfer any options, other than by will or the laws of descent and distribution.
3.4  Withholding Taxes.
(a) Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an option or stock appreciation right, upon the lapse of restrictions on restricted stock awards, pursuant to restricted stock unit awards or otherwise, the Committee shall be entitled to require as a condition of delivery that the grantee remit an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto. Whenever cash is to be paid to a grantee under the Plan (whether upon the exercise or cancellation of an Award or otherwise), the Company shall be entitled as a condition of its payment to deduct therefrom, or from any compensation, expense reimbursement or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax and like requirements related thereto or to the delivery of any shares of Common Stock under the Plan.
(b)  With the approval of the Committee, a grantee may satisfy the foregoing withholding requirements, in whole or in part, by electing to have the Company withhold from delivery shares of Common Stock having a fair market value (determined as of the date as of which the amount of tax to be withheld is determined) equal to the minimum amount of tax required to be withheld. A grantee may also satisfy, in whole or in part, the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the grantee for at least six months (or such shorter or longer period as the Committee may approve or require that will not result in variable accounting treatment) having a fair market value (determined as of the date of such delivery by the grantee) equal to the amount otherwise payable. Without limiting the generality of the foregoing, the Committee may require, as a condition of accepting any such delivery or approving any such withholding of shares of Common Stock, that the grantee furnish a Compliance Opinion.
3.5 Adjustments Upon Changes in Capitalization.  In the event that any dividend or other distribution is declared by the Company (whether in the form of cash, Company stock, or other property), or there occurs any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event with respect to the Company, if the Committee determines in its sole discretion that it is appropriate to do so, (i) the number and kind of shares of Common Stock or other property which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock, cash, or other property to be issued or issuable in respect of outstanding Awards, (iii) the exercise price, grant price or purchase price relating to any Award, and (iv) the maximum number of shares subject to Awards which may be awarded to any grantee during any period shall be equitably adjusted (including without limitation by way of cancellation of an Award in exchange for a cash payment) to prevent the dilution or enlargement of the rights of grantees without change in any aggregate purchase price; provided that no incentive stock option granted under the Plan shall be adjusted in a manner that causes such option to fail to continue to qualify as an “incentive stock option” within the meaning of Code section 422 without the consent of the grantee. Adjustments under this Section 3.5 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.
3.6   Right of Discharge Reserved.  Nothing in the Plan or in any Plan agreement shall confer upon any officer, director, employee or other person the right to continue in the employment of, or to continue performing services as a director for, the Company or any of its Affiliates or affect any right which the Company or any of its Affiliates may have to terminate the employment or services of such officer, director, employee or other person.
3.7  No Rights as a Stockholder.  No grantee or other person exercising an option or stock appreciation right or entitled to delivery of shares of Common Stock pursuant to any other Award shall have any of the rights of a stockholder of the Company with respect to shares subject to an option or stock appreciation right or shares deliverable upon exercise of any other Award until the issuance of a stock certificate to such person for such shares or such person is otherwise deemed to have been issued shares pursuant to this Plan (including without limitation pursuant to Section 2.4(d)). Except as otherwise provided in Section

3.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is registered in the name of the grantee. In the case of a grantee of a restricted stock award, the grantee shall have the rights of a stockholder of the Company if and only to the extent provided in the applicable Plan agreement.
3.8  Nature of Payments.
(a)  Any and all grants of options, stock appreciation rights, stock awards and restricted stock unit awards and payments of cash or issuances of shares of Common Stock hereunder shall be granted, issued, delivered or paid, as the case may be, in consideration of services performed for the Company or for its Affiliates by the grantee.
(b)  All such grants, issuances and payments shall constitute a special incentive payment to the grantee and shall not, unless otherwise determined by the Committee, be taken into account in calculating the amount of compensation of the grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or any Affiliate or (ii) any agreement between the Company or any Affiliate, on the one hand, and the grantee on the other hand.
(c)  By accepting an Award under the Plan, the grantee shall thereby be understood to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided herein or in the applicable Plan agreement, notwithstanding any contrary provision in any written employment contract or other agreement with the grantee, whether any such agreement is executed before or after the grant date of the Award.
3.9   Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Plan agreements, as to (a) the persons to receive Awards under the Plan, (b) the terms and provisions of Awards under the Plan, (c) the exercise by the Committee of its discretion in respect of the exercise of rights pursuant to the terms of the Plan or any Plan agreement, and (d) the treatment of leaves of absences, disability leaves, terminations for cause or good reason and other determinations under the Plan or any Plan agreement.
3.10   Other Payments or Awards. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, any Affiliate or the Committee from making any award or payment or granting any right to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.
3.11  Reorganization.
(a)  In the event that Revlon or any successor is merged or consolidated with another corporation and, whether or not Revlon or such successor shall be the surviving corporation, there shall be any change in the shares of Common Stock as then constituted by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another person, or in the event of a reorganization or liquidation of Revlon or any successor, or other similar transaction (each such event being hereinafter referred to as a “Reorganization Event”) or in the event that the Board shall propose that Revlon or any successor enter into a Reorganization Event, then the Committee may in its sole discretion, by written notice to a grantee: (1) provide that such grantee's options and stock appreciation rights and all other Awards requiring action on the part of such grantee will be terminated unless such grantee exercises or takes such action within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice; provided however that if the Committee takes such action the Committee also shall accelerate to an appropriate earlier date the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable and such action under such other Awards may be taken; or (2) accelerate to an appropriate earlier date the dates upon which all outstanding options and stock appreciation rights of such grantee shall be exercisable and the dates upon which action may be taken under other Awards requiring action on the part of such grantee. The Committee also may in its sole discretion, by written notice to a grantee, provide that the restrictions on restricted stock awards lapse and the performance and other conditions of other Awards shall be adjusted in the event of a Reorganization Event upon such terms and conditions as the Committee may determine.
(b)  Whenever deemed appropriate by the Committee, the actions referred to in Section 3.11(a) may be made conditional upon the consummation of the applicable Reorganization Event.

3.12   Legend on Certificates.  All certificates for shares of Common Stock issued pursuant to Awards hereunder may be stamped or otherwise imprinted with a legend in such form as the Company may require with respect to any applicable restrictions on the sale or transfer of shares.
3.13   Section Headings.  The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.
3.14   Term of Plan.  The Plan shall terminate on April 14, 2021, and no Awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all Awards made under the Plan prior to such termination date shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable Plan agreement.
3.15   Tenure.  A participant's right, if any, to continue to serve the Company or any of its Affiliates as a director, officer, employee or otherwise shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.
3.16  Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
3.17  Governing Law.  This Plan shall be governed by the laws of the State of New York applicable to agreements made and to be performed entirely within such state.
3.18   Conditions.  If pursuant to Section 2.10(f) or Section 3.11(a) the dates upon which options shall be exercisable are accelerated, it shall be on the condition that with respect to options granted to officers and directors subject to the reporting requirements of Section 16 of the Exchange Act the shares underlying such options may not be sold by any such individual (or their estate or Permitted Transferee) within 6 months after the grant of the option to the extent such sale would result in the grant of the option being deemed to constitute a non-exempt purchase under Section 16 of the Exchange Act.

Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan

September 5, 2019
The last sentence of Section 1.2(a) of the Fourth Amended and Restated Revlon, Inc. Stock Plan (“Stock Plan”) is hereby amended and restated as follows:
To the extent permitted by applicable law, the Committee may delegate to any officer of Revlon the authority to grant options, restricted stock and restricted stock units (each as defined below) to officers or employees of the Company who are not subject to Section 16 of the Exchange Act, or the limitations of Code section 162(m).
Section 2.8(h) of the Stock Plan is hereby amended and restated as follows:
(h)  Notwithstanding any other provision of the Plan (but except as otherwise provided in this subsection (h)), Awards other than options and stock appreciation rights shall vest (i.e., become nonforfeitable) over a minimum period of two years; provided that (i) in the event of a Reorganization Event (as defined in Section 3.11(a)) or, in respect of such an Award to any grantee, in the event of the grantee's death, disability, involuntary termination by the Company without cause, or retirement, no such minimum vesting period shall be required, (ii) to the extent vesting in such an Award is conditioned upon the achievement of one or more performance goals, the Award shall vest over a minimum period of one year (rather than over a minimum period of three years), and (iii) subject to Section 3.5 (relating to adjustments upon changes in capitalization), as of any date, the total number of shares of Common Stock with respect to which Awards may be made under this Section 2.8(h) without minimum vesting requirements shall not exceed (A) 906,500 shares (1) less the sum (without duplication) of (a) the number of shares subject to outstanding Awards granted pursuant to this clause (iii) or parts thereof not vested pursuant to the lapse of restrictions, (b) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof which are canceled by the Committee and for which cash is paid in respect thereof pursuant to Section 2.8(f), and (c) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof which have vested pursuant to the lapse of restrictions, (2) plus (a) the number of shares subject to Awards granted pursuant to this clause (iii) or parts thereof not vested pursuant to the lapse of restrictions which are canceled without payment of cash or other consideration in connection with termination of the grantee's employment, services or otherwise and (b) shares of Common Stock withheld by the Company for taxes upon vesting of any such Awards granted pursuant to this clause (iii)). For purposes of this subsection (h), vesting over a two-year period or one-year period (as the case may be) may include periodic vesting determined by the Committee over such period if the rate of such vesting is proportional throughout such period; provided, however, that, other than Awards granted under clause (iii) of this Section 2.8(h), Awards other than options and stock appreciation rights may not include periodic vesting thereunder for any interval of less than one year.

REVLON

Revlon, Inc.
Attention: Investor Relations
One New York Plaza
New York, NY 10004

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/02/2021 for shares held directly and by 11:59 P.M. ET on 05/28/2021 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/02/2021 for shares held directly and by 11:59 P.M. ET on 05/28/2021 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees

01 Ronald O. Perelman 02 E. Scott Beattie 03 Alan Bernikow 04 Kristin Dolan 05 Cristiana Falcone
06 Ceci Kurzman 07 Victor Nichols 08 Debra Perelman 09 Barry F. Schwartz

The Board of Directors recommends you vote FOR proposals 2 and 3.

		For	Against	Abstain
2	Proposal to ratify the Audit Committee's selection of KPMG LLP as the Company's independent registered public accounting firm for 2021.	☐	☐	☐
3	Proposal to approve the Second Amendment to the Fourth Amended and Restated Revlon, Inc. Stock Plan.	☐	☐	☐

For address change/comments, mark here. ☐
(see reverse for instructions)

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000506365_1 R1.0.0.177

ANNUAL MEETING OF STOCKHOLDERS OF REVLON, INC.

To be held on June 3, 2021 at 10:00 a.m. Eastern Daylight Time (EDT) at www.virtualshareholdermeeting.com/REV2021.

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

REVLON, INC.
Proxy for June 3, 2021 Annual Stockholders' Meeting

CLASS A COMMON STOCK - Proxy for June 3, 2021 Annual Stockholders' Meeting

The undersigned hereby appoints Cari Robinson, Esq. and Grace Fu, Esq. as proxies, each with the full power to appoint her or his substitute, and hereby authorizes each of them to represent and vote, as designated on the reverse side of this card, all shares of Class A Common Stock of Revlon, Inc. held of record by the undersigned at the close of business on April 8, 2021, at the Annual Stockholders' Meeting to be held at 10:00 A.M. Eastern Daylight Time (EDT) on June 3, 2021 or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY (IF OTHERWISE VALIDLY SUBMITTED) WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS FOR EACH PROPOSAL, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000506365_2 R1.0.0.177